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                                                                    EXHIBIT 10.4

                    SETTLEMENT AGREEMENT AND GENERAL RELEASE

                  This Settlement Agreement and General Release, effective as of the CLOSING DATE, is entered into in Chicago, Cook County, Illinois between The Thomson Corporation, and Thomson Learning Inc., both having places of business at Metro Center, One Station Place, Stamford, Connecticut 06902; and National Education Training Group, having a place of business at 1751 W. Diehl Road, Naperville, Illinois 60563-9099, on the one hand; and SkillSoft plc and SkillSoft Corporation, having a place of business at 107 Northeastern Boulevard, Nashua, New Hampshire 03062, on the other hand.

                                   DEFINITIONS

                  For purposes of this AGREEMENT as well as any exhibits attached hereto, the following terms shall have the following meanings. Each defined term stated in the singular form shall include the plural form, and each defined term stated in the plural form shall include the singular form.

                  A. "AGREEMENT" shall mean this Settlement Agreement and General Release.

                  B. "APPEAL" shall mean NETg's Notice of Appeal from the Examiner to the Board of Patent Appeals and Interferences regarding the Patent.

                  C. "BROWN" shall mean Dennis Brown, an individual residing in the State of Illinois.

                  D. "CASE NO. 00 C 4551" shall mean the action previously pending in the United States District Court for the Northern District of Illinois known as National Education Training Group, Inc. v. SkillSoft Corporation, Case No. 00 C 4551.

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                  E.       "CASE NO. 98 C 2752" shall mean the action previously
pending in the United States District Court for the Northern District of Illinois known as National Education Training Group, Inc. v. SkillSoft Corporation, et al., Case No. 98 C 2752.

                  F. "CASE NO. 99 L 10324" shall mean the action pending in the Circuit Court of Cook County, Illinois, known as National Education Training Group, Inc. v. SkillSoft Corporation, et al., Case No. 99 L 10324.

                  G. "CLAIM" or "CLAIMS" shall mean any and all manner of claims or obligations of any kind or nature whatsoever, including, without limitation, any and all manner of accounts, actions, agreements, attachments, attorneys' fees, causes of action, claims, consequential damages, contracts, contribution, costs, court costs, damages, debts, demands, enrichment, executions, exemplary damages, expenses, fees, incidental damages, indemnification, injunctions, judgments, legal fees, legal expenses, legal costs, liens, lost profits, penalties, permanent injunctions, preliminary injunctions, promises, punitive damages, restraining orders, royalties, suits, temporary injunctions, temporary restraining orders, unjust enrichment, or warranties, whatsoever, without limitation, whether based in law, equity, tort, contract, common law, statute or other source of law, regulation or right of any kind whatsoever, whether domestic, foreign or international, whether known or unknown, suspected or unsuspected, direct, indirect or derivative, fixed or contingent, matured or unmatured, liquidated or unliquidated, disputed or undisputed, or secured or unsecured, which arise out of or relate to the business and/or business operations of NETg and/or LLG.

                  H.       "CLOSING DATE" shall mean July 21, 2003.

                  I. "COMPLAINT" shall mean the original Complaint and Demand for Trial By Jury that NETg filed on or about May 6, 1998 in CASE NO. 98 C 2752.

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                  J.       "FIFTH AMENDED COMPLAINT" shall mean the Fifth
Amended Complaint and Demand for Trial By Jury that NETg filed on or about May 25, 2001 in CASE NO. 99 L 10324.

                  K. "FIRST AMENDED COMPLAINT" shall mean the First Amended Complaint and Demand for Trial By Jury that NETg filed on or about June 25, 1999 in CASE NO. 98 C 2752.

                  L. "FOURTH AMENDED COMPLAINT" shall mean the Fourth Amended Complaint and Demand for Trial By Jury that NETg filed on or about April 17, 2000 in CASE NO. 99 L 10324.

                  M. "HOVIS" shall mean Sally Hovis, formerly known as Sally Welsh, an individual residing in the State of New Hampshire.

                  N. "INTELLECTUAL PROPERTY" shall mean all of NETg's trade secrets, confidential information, proprietary information, inventions, ideas, innovations, processes, technology, methodologies, know-how, U.S. or foreign patents (and U.S. or foreign patent applications and requests for patents), copyrights, information or property subject to any license or license restriction, and other intellectual property of any kind, including, but not limited to, the alleged trade secrets that were at issue in or the subject of discovery in CASE NO. 99 L 10324 or CASE NO. 98 C 2752; the PATENT; any invention claimed or described in whole or in part in the PATENT; any patent, request for patent or patent application that claims in whole or in part the benefit of the filing date of the PATENT; any request or application for any continuation, continuation-in-part, division, reissue, reexamination, or foreign counterpart of the PATENT; and any invention claimed or described in whole or in part in any continuation, continuation-in-part, division, reissue, reexamination, or foreign counterpart of the PATENT, but

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excluding any valid copyright in the expression of computer-based training course content that is visible to end-users of any such course. In addition, INTELLECTUAL PROPERTY shall also mean THOMSON'S trade secrets, confidential information, proprietary information, inventions, ideas, innovations, processes, technology, methodologies, know-how, U.S. or foreign patents (and U.S. or foreign patent applications and requests for patents), copyrights, information or property subject to any license or license restriction, and other intellectual property of any kind, to the extent such intellectual property is derived from INTELLECTUAL PROPERTY as defined in the preceding sentence of this paragraph.

                  O. "LITIGATION" shall mean Case No. 00 C 4551, Case No. 98 C 2752, AND Case No. 99 L 10324.

                  P. "LLG" shall mean: Prometric, NETg, Course Technology, Delmar Publishing, and Drake Beam Morin, Inc.

                  Q. "MORAN" shall mean Charles E. ("Chuck") Moran, an individual residing in the State of New Hampshire.

                  R. "NETg" shall mean National Education Training Group, formerly a corporation and now a division of TL, and its former parent National Education Corporation.

                  S. "NINE" shall mean Jerald ("Jerry") Nine, an individual residing in the State of New Hampshire.

                  T. "OBJECTION NOTICE" shall mean a written communication stating specific and detailed objections to a proposed change in a RESTRICTED COURSE. An OBJECTION NOTICE must set forth specific and detailed written objections to each change to which NETg objects, specifying and detailing the manner in which NETg claims any such change makes available to the learner a PROHIBITED FEATURE. The OBJECTION NOTICE

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shall include a narrative statement of any and all objections NETg has with respect to any RESTRICTED COURSE or materials provided to it by SKILLSOFT and shall specify in detail each feature or function of any such RESTRICTED COURSE or other material that NETg asserts constitutes or comprises a PROHIBITED FEATURE.

                  U. "PATENT" shall mean U.S. Patent No. 6,039,575 issued by the United States Patent and Trademark Office on or about March 21, 2000.

                  V. "PERSON" shall mean any individual, corporation, partnership, association, trust, or other entity or organization of any kind.

                  W.       "PROHIBITED FEATURE" shall mean and be the following:
Presenting in any RESTRICTED COURSE a "precision learning" track to the learner or user, understood as a learner accessed functionality by which a user of the RESTRICTED COURSE takes a pre-assessment test and automatically receives a tailored path through only those topics for which the learner or user has not demonstrated mastery; provided, however, that this definition of the term PROHIBITED FEATURE is subject to the qualifications and limitations set forth in paragraph 6 below.

                  X. "PTO" shall mean the United States Patent and Trademark Office.

                  Y. "RESTRICTED COURSE" shall mean any course listed in Exhibit A hereto, any course that constitutes a revision or update of any course listed in Exhibit A hereto, and any future course the primary subject of which is the same or substantially identical to the subject of any course listed in Exhibit B hereto.

                  Z.       "RESTRICTED PERIOD" shall mean a period of fourteen
(14) months from the CLOSING DATE.

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                  AA.      "RITZE" shall mean Lee Ritze, an individual residing
in the State of New Hampshire.

                  BB.      "SECOND AMENDED COMPLAINT" shall mean the Second
Amended Complaint and Demand for Trial By Jury that NETg filed on or about July 2, 1999 in CASE NO. 98 C 2752.

                  CC.      "SKILLSOFT" shall mean, collectively, SkillSoft plc
and SkillSoft Corporation, and the subsidiaries, affiliates and divisions of either or both.

                  DD.      "SKILLSOFT RELEASEES" and "SKILLSOFT RELEASORS" shall
mean, collectively, SKILLSOFT, MORAN, TOWNSEND, NINE, RITZE, BROWN, HOVIS, WPV, Warburg Pincus Ventures, L.L.C., Warburg Pincus & Company, Lionel I. Pincus, John L. Vogelstein, Dr. Harold Brown, William Janeway, Rodman W. Moorhead, III, Jeffrey A. Harris, Douglas M. Karp, Sidney Lapidus, Edward J. McKinley, Howard
H. Newman, Joel Ackerman, Alvaro Aguirre, Dr. Alan Baratz, C. Samantha Chen, W. Bowman Cutter, Cary J. Davis, Stephen Distler, P. Howard Edelstein, Stewart K.P. Gross, Patrick T. Hackett, Charles R. Kaye, Henry Kressel, Rajiv B. Lall, Joseph
P. Landy, Kewsong Lee, Reuben S. Leibowitz, S. Joshua Lewis, David E. Libowitz, John W. MacIntosh, Nancy Martin, James McNaught-Davis, Gary D. Nusbaum, Dalip Pathak, Ernest H. Pomerantz, John Santoleri, Henry B. Schact, Steven G. Schneider, Dominic H. Shorthouse, Chang Q. Sun, James E. Thomas, Elizabeth H. Weatherman, and Jeremy S. Young, and all of their past, present and future owners, parents, affiliates, subsidiaries, divisions, alter egos, stockholders, directors, officers, agents, servants, employees, contractors, outsourcers, insourcers, suppliers, vendors, partners, joint venturers, affiliates, customers, licensees, distributors, representatives, attorneys, trustees, predecessors-in-interest, successors-in-interest, heirs, executors, administrators and assigns.

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                  EE.      "THIRD AMENDED COMPLAINT" shall mean the Third
Amended Complaint and Demand for Jury Trial that NETg filed on or about September 15, 1999 in CASE NO. 99 L 10324.

                  FF.      "THOMSON" shall mean The Thomson Corporation, TL, and
the subsidiaries, affiliates and divisions of either or both, including, but not limited to, NETg.

                  GG.      "THOMSON RELEASEES" and "THOMSON RELEASORS" shall
mean THOMSON, TL, NETg and all of their past, present and future owners, parents, affiliates, subsidiaries, divisions, alter egos, stockholders, directors, officers, agents, servants, employees, contractors, outsourcers, insourcers, suppliers, vendors, partners, joint venturers, affiliates, customers, licensees, distributors, representatives, attorneys, trustees, predecessors-in-interest, successors-in-interest, heirs, executors, administrators and assigns.

                  HH.      "TL" shall mean Thomson Learning Inc., and its
subsidiaries and divisions, including, but not limited to, NETg.

                  II. "TOWNSEND" shall mean Mark A. Townsend, an individual residing in the State of Massachusetts.

                  JJ.      "WPV" shall mean Warburg Pincus Ventures, L.P.

                                    RECITALS

                  A. On or about May 6, 1998, NETg filed a lawsuit in the United States District Court for the Northern District of Illinois, CASE NO. 98 C 2752, against SkillSoft Corporation and two of its executives, MORAN and TOWNSEND, who were former executives of NETg. In its COMPLAINT, NETg asserted various claims and allegations, including, but not limited to, claims and allegations that the defendants misappropriated or inevitably will misappropriate NETg's alleged trade secrets; that MORAN breached a fiduciary duty of loyalty

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to NETg; and that MORAN and SkillSoft Corporation tortiously induced NETg employees to leave NETg to join SkillSoft Corporation. The defendants answered and asserted affirmative defenses to the COMPLAINT denying any liability or wrongdoing.

                  B. On or about June 25, 1999, NETg filed its First Amended Complaint, in which NETg named NINE and RITZE as additional defendants, both of whom were former employees of NETg, and Warburg Pincus Ventures, L.L.C.

                  C. On or about July 2, 1999, NETg filed its Second Amended Complaint, which substituted WPV as a defendant in place of Warburg Pincus Ventures, L.L.C. WPV was an investor in SkillSoft Corporation.

                  D. In its Second Amended Complaint, NETg added various claims and allegations, including, but not limited to, claims and allegations that NINE and RITZE misappropriated or inevitably will misappropriate NETg's alleged trade secrets; that NINE breached his fiduciary duty of loyalty to NETg; that MORAN, NINE, SkillSoft Corporation and WPV tortiously interfered with NETg's prospective economic advantage in various ways; that WPV engaged in unfair competition with NETg; that WPV tortiously interfered with NETg's contractual rights; that WPV actively participated in Moran's and Nine's alleged breaches; and that WPV tortiously interfered with NETg's prospective contractual relationships.

                  E. On or about September 15, 1999, NETg filed a lawsuit in the Circuit Court of Cook County, Illinois, Case No. 99 L 10324, by filing what it styled as its THIRD AMENDED COMPLAINT against the defendants named in the SECOND AMENDED COMPLAINT. In addition to the defendants named in the SECOND AMENDED COMPLAINT, NETg named as defendants in its THIRD AMENDED COMPLAINT BROWN,

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who is a former NETg employee later employed by SkillSoft Corporation, and various individuals, identified among the RELEASEES, who were allegedly members of WPV.

                  F. On or about September 24, 1999, the Court dismissed Case No. 98 C 2752 for lack of federal subject matter jurisdiction.

                  G. In addition to the allegations contained in its SECOND AMENDED COMPLAINT, in its THIRD AMENDED COMPLAINT NETg added various claims and allegations, including, but not limited to, claims and allegations that BROWN misappropriated or inevitably will misappropriate NETg's alleged trade secrets; and that SkillSoft Corporation and RITZE breached a licensing agreement with NETg.

                  H. The court dismissed the THIRD AMENDED COMPLAINT in its entirety, after which NETg, on or about April 17, 2000, filed its FOURTH AMENDED COMPLAINT against the same defendants named in the THIRD AMENDED COMPLAINT, and also purported to add as a defendant HOVIS, who is a former NETg employee later employed by SkillSoft Corporation.

                  I. In its FOURTH AMENDED COMPLAINT, NETg added to or expanded various claims and allegations contained in its THIRD AMENDED COMPLAINT, including, but not limited to, claims and allegations: of misappropriation of NETg's alleged trade secrets, which allegedly included, among other things, NETg's alleged technology (including various computer programs and processes), NETg's alleged soft skills product line business plan, NETg's alleged customer and potential customer lists and strategic partner information, and NETg's alleged outsourcing strategy, procedures, and practices for course development; that the defendants, or various of them, and other former NETg employees who later became employed by SkillSoft Corporation had stolen the alleged underpinnings of a portion of NETg's business;

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that MORAN, TOWNSEND, NINE, RITZE, BROWN and HOVIS breached NETg's alleged confidentiality policy; and that MORAN, TOWNSEND, NINE, RITZE and BROWN breached NETg's alleged conflict of interest policy.

                  J. The court dismissed certain portions of the FOURTH AMENDED COMPLAINT, after which NETg, on or about May 25, 2001, filed its FIFTH AMENDED COMPLAINT. The FIFTH AMENDED COMPLAINT reiterated against SkillSoft Corporation, MORAN, TOWNSEND, NINE, RITZE, BROWN, and HOVIS, the claims and allegations asserted in NETg's FOURTH AMENDED COMPLAINT, with certain additional allegations, and asserted allegations against WPV and certain of its partners, claiming tortious interference with fiduciary duty. All of the defendants answered and asserted affirmative defenses to the FIFTH AMENDED COMPLAINT denying any liability or wrongdoing.

                  K. On or about March 21, 2000, the PTO issued the PATENT to National Education Corporation, which was NETg's parent corporation at the time of the filing of the application that led to issuance of the PATENT. At NETg's direction, applications or requests for patents in various foreign jurisdictions were also filed seeking foreign patents on the same alleged invention or inventions as those specified or claimed in the PATENT.

                  L. On or about July 26, 2000, NETg filed suit in the United States District Court for the Northern District of Illinois, Case No. 00 C 4551, against SkillSoft Corporation alleging infringement of the PATENT.

                  M. On or about November 11, 2000, NETg and/or its parent company and/or various of its then-past or present employees filed an application for a U.S. patent that was asserted to be a continuation of patent application number 09/532,527 filed on or about March

                                       10

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21, 2000, which was asserted to be a continuation-in-part of patent application number 081738,038 filed on or about October 24, 1996 and subsequently issued as the PATENT.

                  N. On or about April 17, 2001, SkillSoft Corporation filed with the PTO a Request for Reexamination of the PATENT.

                  O. On or about June 6, 2001, the PTO granted SkillSoft Corporation's Request for Reexamination of the PATENT and, on or about December 19, 2001, issued an Office Action in Ex Parte Reexamination rejecting claims 1-7 of the PATENT, which are all the claims of the PATENT.

                  P. On or about July 12, 2001, Reed Elsevier acquired NETg's then-parent company Harcourt by completion of a tender offer, and The Thomson Corporation then immediately acquired from Reed Elsevier various of the former Harcourt businesses, including NETg.

                  Q. On or about February 19, 2002, NETg filed a submission entitled "Amendment Pursuant to 37 C.F.R. 1.550" in response to the PTO's Office Action of December 19, 2001 in Ex Parte Reexamination the PATENT. The submission proposed modifications to the specification and to existing claims 1 and 2, and sought to add 51 claims to the PATENT. Finally, the submission argued against the rejections of Claims 1-7 of the PATENT.

                  R. On or about April 10, 2002, the PTO issued an Office Action again rejecting all of the claims of the PATENT, stating that "this action is made final," to which NETg filed a response on or about June 10, 2002 seeking to cancel certain claims and amend certain other claims of the PATENT.

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                  S.       On or about July 10, 2002, NETg filed its APPEAL from
the Examiner to the Board of Patent Appeals and Interferences regarding the Patent. NETg's APPEAL remains pending.

                  T. On or about July 16, 2002, the PTO issued an Ex Parte Reexamination Advisory Action which stated that NETg's June 10th, 2002 response failed to overcome all of the rejections contained in the PTO's Final Office Action on the PATENT and that the proposed amendments were rejected because they raised new issues that would require further consideration and/or search.

                  U. On or about September 6, 2002, the court in CASE NO. 00 C 4551 issued an order dismissing the case "without prejudice and with leave to reinstate upon full and final resolution of the reexamination proceedings."

                  V. On or about May 5, 2003, the PTO Examiner mailed notice of the submission of the Examiner's Answer to NETg's APPEAL, which sets forth reasons that the Examiner "believe[s] the rejections [of the claims of the PATENT] should be sustained."

                  W. Without admitting any of the claims or defenses asserted in the LITIGATION and without admitting any liability or wrongdoing, but solely to avoid further protracted and costly litigation and the risks attendant to such litigation and trial by jury, the parties to this AGREEMENT in their mutual best interests now desire to effect a full and complete settlement of the LITIGATION and a general release and covenant not to sue on the terms set forth in this AGREEMENT, and now enter into this AGREEMENT to terminate all controversy between them as set forth in this AGREEMENT and to secure a dismissal with prejudice of all claims in the LITIGATION.

                  NOW, THEREFORE, in consideration for the covenants contained in this SETTLEMENT AGREEMENT, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. The foregoing recitals are incorporated herein by reference.

                                    DISMISSAL

                  2. Simultaneous with the CLOSING DATE, the attorneys for the parties shall cause to be executed a Stipulation of Dismissal, in the form attached hereto as Exhibit C, with prejudice, with each party to bear its own costs, of CASE NO. 99 L 10324, the filing of which shall be governed by paragraph 5(B) of this AGREEMENT.

                        RELEASES AND COVENANTS NOT TO SUE

                  3. (A) The Thomson Corporation and TL, on behalf of themselves and all of the THOMSON RELEASORS, do hereby fully, unconditionally and irrevocably remise, release and forever discharge the SKILLSOFT RELEASEES and each of them from and against any CLAIMS, and do hereby covenant not to sue the SKILLSOFT RELEASEES or any of them on or for any CLAIMS, that any of the THOMSON RELEASORS, individually or collectively, in their own names or in the names of or through any other PERSON, now have, ever have had, or ever will have, that:

                  (1) arose, have arisen, or will arise out of any conduct, action, activity, omission, circumstance, situation, fact, matter or thing whatsoever that has or have occurred up to and including the CLOSING DATE, including, but not limited to, any such CLAIMS that were or could have been asserted in, did form or could have formed the basis of any CLAIM in, or otherwise were or are related in any way to the subject matter of CASE NO. 99 L 10324, CASE NO. 00 C 4551

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

                  or CASE NO. 98 C 2752, except that with respect to this clause 1, this Release shall exclude any and all commercial arrangements and/or agreements between any of the SKILLSOFT RELEASEES, on the one hand, and any THOMSON RELEASEES (other than NETg), on the other hand ; or

                  (2) will or might arise out of any conduct, action, activity, omission, circumstance, situation, fact, matter or thing whatsoever, that occurs or occur in the future that: (a) did form, or as to NETg only could have been properly asserted in or could have formed, the basis of any CLAIM in, or is or are related in any way to the subject matter of CASE NO. 99 L 10324, CASE NO. 00 C 4551 or CASE NO. 98 C 2752; or (b) are
                  based on any past or present INTELLECTUAL PROPERTY (including, without limitation, such past or present INTELLECTUAL PROPERTY as embodied or manifested in future INTELLECTUAL PROPERTY), or are based on any future INTELLECTUAL PROPERTY that is derived from some person or entity other than a THOMSON RELEASOR from any past or present INTELLECTUAL PROPERTY, except that with respect to 2(a) and (b) hereof this Release shall exclude any valid copyright in the expression of editorial content that is visible to end users of any computer based training, internet based training, instructor led training, and/or other course.

                  (B) The SKILLSOFT RELEASORS do hereby fully, unconditionally and irrevocably remise, release and forever discharge the THOMSON RELEASEES and each of them from and against any CLAIMS, and do hereby covenant not to sue the THOMSON RELEASEES or any of them on or for any CLAIMS, that any of the SKILLSOFT RELEASORS, individually or collectively, in their own names or in the names of or through any other

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

PERSON, now have, ever have had, or ever will have, that arose, have arisen or will arise out of any conduct, action, activity, omission, circumstance, situation, fact, matter or thing whatsoever that has or have occurred up to and including the CLOSING DATE, except that this Release shall exclude any and all commercial relationships for the provision of content between SKILLSOFT and the following divisions of TL: Gale Group; Delmar Publishing, and Course Technologies.

                  4. The THOMSON RELEASORS and the SKILLSOFT RELEASORS, understand and acknowledge that there is a risk that they may suffer losses, damages or injuries, resulting from CLAIMS that are unknown or unanticipated at the time of execution and delivery of this AGREEMENT. Further, there is a risk that any losses, damages or injuries resulting from CLAIMS presently known may be or may become greater than they now understand, expect or anticipate. The THOMSON RELEASORS and the SKILLSOFT RELEASORS assume all such risks and this AGREEMENT shall apply to such unknown, misunderstood, unexpected or unanticipated losses, damages and injuries.

                                    PAYMENTS

                  5. (A) Recognizing that claims for damages were prayed for in the LITIGATION, with respect to which the SKILLSOFT RELEASEES have denied and continue to deny any liability or obligation, as a royalty paid in consideration for settling and compromising all claims for damages of any kind based on allegations of past misappropriation of trade secrets, allegations of past infringement of the PATENT, allegations of past breaches of licenses, allegations of any other past conduct, actions, activities, omissions, circumstances, situations, matters or things of any kind or nature, all of which the SKILLSOFT RELEASEES have denied and continue to deny, and in consideration for the releases and covenants not to sue in Paragraph 3(A)(1) of this AGREEMENT, SKILLSOFT shall pay to NETg a total sum of Forty-Four

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Million Dollars (U.S. $44,000,000.00), to be paid in two equal installments, with no interest, as follows: (1) SKILLSOFT shall pay to NETg the first installment of twenty-two million dollars (U.S. $22,000,000.00) within seven (7) days after the CLOSING DATE; and (2) SKILLSOFT shall then pay to NETg the second installment of twenty-two million dollars (U.S. $22,000,000.00) on the first anniversary of the CLOSING DATE. It is specifically understood that two million dollars of this payment shall be in respect of a non-transferable and non-exclusive worldwide license -- with no right to sublicense (except to SKILLSOFT's own customers, distributors, outsourcers and the like as necessary to effectuate this license) -- that NETg hereby grants to SKILLSOFT in perpetuity to develop, make, use, sell, offer for sale, lease or offer for lease, products or services containing, embodying, practicing or implementing any of the inventions or technology (such inventions or technology commonly referred to by NETg as "Precision Skilling") that are disclosed or described in pending patent application numbers: U.S. serial numbers 09/705, 153, 10/001,902, and 10/199, 987 (the "Applications") and that are or may be claimed in any patents (domestic or foreign) that have issued or that may issue or reissue in the future. It is understood that this license is limited to the inventions and technology disclosed in these presently pending patent applications and shall not extend to any enhancements or improvements thereto created after the CLOSING DATE, or to any patent claims claiming any such enhancements or improvements

                  (B) Should NETg or THOMSON be ordered or compelled for any reason to return or disgorge the first installment of twenty-two million dollars (U.S. $22,000,000.00) paid pursuant to Paragraph 5(A)(1) of this AGREEMENT, and as a result NETg or THOMSON does finally return that first installment of twenty-two million dollars (U.S. $22,000,000.00) as so ordered or compelled, then: (1) in Case No. 99 L 10324, the court shall

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retain jurisdiction; (2) the releases as to all of the SKILLSOFT RELEASEES and
Thomson Releasees shall be null and void; and (3) the LITIGATIONS shall return to the status quo ante as of the CLOSING DATE as to all parties. The Stipulation of Dismissal with prejudice and without costs referred to in Paragraph 2 of this AGREEMENT shall be held in escrow by the attorneys for THOMSON and TL and shall be entered and effectuated in CASE NO. 99 L 10324 without notice on the 95th day following receipt of the first installment of twenty-two million dollars (U.S. $22,000,000.00) paid pursuant to Paragraph 5(A)(1) of this AGREEMENT, provided no bankruptcy petition on behalf of SKILLSOFT has been filed by such 95th day.

         (C) Should SKILLSOFT default in its payment of the second installment of $22 million, or should NETg or THOMSON have to return or disgorge the second payment for any reason, a Confession of Judgment in the form attached hereto as Exhibit D may be entered by consent in the Circuit Court of Cook County, Illinois against SKILLSOFT in the amount of $22 million, with interest at the legal rate from the first anniversary of the CLOSING DATE.

                       RESTRICTIONS AND DISPUTE RESOLUTION

                  6. Recognizing that requests for injunctive relief were prayed for in the LITIGATION, with respect to which SKILLSOFT RELEASEES have denied and continue to deny any liability or obligation, and in consideration for the releases and covenants not to sue in Paragraph 3(A)(2) of this AGREEMENT, the parties agree to the following limitations, which are within the scope of but narrower than the injunctive relief sought in the LITIGATION:
During the RESTRICTED PERIOD: (a) the functionality of the RESTRICTED COURSES listed in Exhibit A shall not be modified in a way that makes available to the learner the PROHIBITED FEATURE; and (b) the functionality of any revised version of any RESTRICTED COURSE and the functionality of any future RESTRICTED COURSE shall not be implemented in a way that makes available to the learner the PROHIBITED FEATURE. Provided, however, that the functionality as it existed on or before the CLOSING DATE of any RESTRICTED COURSE listed in Exhibit A, and such functionality in any revised or updated version of any RESTRICTED COURSE or in any future RESTRICTED COURSE, shall not be considered to be within the scope of the definition of PROHIBITED FEATURE; in other words, notwithstanding any other provision or language contained in this AGREEMENT, any feature that is or was contained in any RESTRICTED COURSE on or before the CLOSING DATE cannot be considered to constitute a PROHIBITED FEATURE. In addition, during a period of two years from the CLOSING DATE, SKILLSOFT shall not hire the following TL or NETg employees: Clint Everton, Robert McCain, Michael Havens, Derek Rempfer, Laura Helliwell, Carol Townsend, Jim L'Allier, David Korkery, Brad London, Jared Madden, Boyd Neilson, Elaine Roche, and Mike Nordberg.

                  7. During the RESTRICTED PERIOD: (a) SKILLSOFT shall provide to NETg, pursuant to the restrictions set forth in Exhibit B attached hereto, access to any anticipated RESTRICTED COURSE release that makes changes in the manner in which a RESTRICTED COURSE presents course content to a learner based on the results of a pre-assessment test. SKILLSOFT shall provide such access, together with a description of any such changes in presentation to the learner, prior to any public release of the RESTRICTED COURSE. (b) From the day SKILLSOFT provides such access to NETg, NETg shall then have ten (10) business days in which to deliver an OBJECTION NOTICE to SKILLSOFT. If, during the ten
(10) day period, SKILLSOFT does not receive from NETg a written OBJECTION NOTICE stating specific objections in respect to any change to which NETg objects, the change will conclusively be deemed not to be or contain a PROHIBITED FEATURE.

                  8. If SKILLSOFT receives a timely OBJECTION NOTICE from NETg, then the RESTRICTED COURSE changes to which NETg has made specific written objection shall not be publicly released until the objections are resolved as described herein. The parties shall promptly (within 10 business days after receipt by SKILLSOFT of the OBJECTION NOTICE) meet and confer in Boston, Massachusetts with respect to the specific objections stated in the OBJECTION NOTICE.

                  9. In the event that the parties do not, within ten (10) business days after SKILLSOFT's receipt of a timely OBJECTION NOTICE, resolve the dispute, on the tenth day the parties shall refer the matter to binding arbitration, which shall occur in Boston, Massachusetts, before David Geronemus.

                  10. The objection referred to arbitration shall be resolved in a written decision of the arbitrator within 20 calendar days from the date of referral. Whether a RESTRICTED COURSE contains a PROHIBITED FEATURE is to be determined solely by reference to what is observable to a learner using the RESTRICTED COURSE. The decision of the arbitrator shall be final and binding on the parties.

                               DENIAL OF LIABILITY

                  11. It is fully understood and agreed that this AGREEMENT is in compromise and settlement of the CLAIMS released herein, that no admission or concession of any kind to any CLAIM, defense, liability, obligation or wrongdoing is made or intended herein, and that this AGREEMENT is made solely to avoid further protracted and costly litigation and the risks attendant to such litigation and trial by jury. It is further understood and agreed that this AGREEMENT is not to be construed or interpreted as an admission or concession of any kind to any CLAIM, defense, liability, obligation or wrongdoing by any of the parties hereto or as to any issue that has been or could have been disputed between them. Nothing in this AGREEMENT, nor any action taken pursuant to this AGREEMENT, shall constitute evidence with respect to any such issue or dispute.

                                 INTERPRETATION

                  12. All the parties to this AGREEMENT agree and represent that legal counsel for each of them contributed to, reviewed and accepted the wording and terms of this AGREEMENT, which were the product of arm's length negotiation, and all the parties to this AGREEMENT intend, in the event of a dispute between any or all of said parties concerning this AGREEMENT'S terms, conditions or scope, that no rule of interpretation or construction shall be applied to this AGREEMENT that would result in this AGREEMENT being construed more strictly against any party to this AGREEMENT than against any other party to it.

                  13. Except for disputes arising within the scope of the dispute resolution mechanism described in Paragraphs 6-10 above, any and all CLAIMS, disputes or controversies arising out of or related in any way to this AGREEMENT shall be presented and heard in Chicago, Illinois, and shall be governed by the internal laws of the state of Illinois without respect to any choice of law rules.

                  14. Nothing in this AGREEMENT is intended or should be interpreted to confer any rights, privileges, or rights of action of any kind upon any PERSON not a party to this AGREEMENT other than the non-signatory SKILLSOFT RELEASEES and the non-signatory THOMSON RELEASEES.

                         REPRESENTATIONS AND WARRANTIES

                  15. The parties to this AGREEMENT make the following representations to each other as follows:

                  A. THOMSON and TL and each of them represent and warrant to the SKILLSOFT RELEASEES that: (i) they are each a corporation and have all the requisite power and authority to enter into this AGREEMENT; (ii) neither NETg, THOMSON nor TL has assigned, transferred, or otherwise shared with or relinquished to any PERSON any right, title or interest in or to any CLAIM that is subject to the release pursuant to Paragraph 3(A) against any of the SKILLSOFT RELEASEES; (iii) any and all CLAIMS NETg has made or with respect to which NETg has asserted any right, title or interest in the LITIGATION, was acquired by Thomson, TL or NETg from Harcourt, Inc., Reed Elsevier, or their past or present owners, shareholders, parent companies, subsidiaries or affiliates such that (A) Thomson, TL or NETg retained, now owns or has the right to assert any CLAIMS arising out of the facts alleged in the LITIGATION and (B) neither Harcourt, Inc., Reed Elsevier, nor any of their past or present owners, shareholders, parent companies, subsidiaries or affiliates other than NETg retained, now owns or has the right to enforce any such CLAIMS; (iv) they have neither instituted nor filed any lawsuit or proceeding against SKILLSOFT, MORAN, TOWNSEND, NINE, RITZE, BROWN, HOVIS, or WPV other than the LITIGATION; (v) they each have duly executed and delivered this AGREEMENT, which constitutes a legal, valid and binding obligation enforceable against each of them in accordance with its terms; and (vi) each of the individuals executing this AGREEMENT on behalf of THOMSON and TL are authorized to do so, and the execution of it is binding on the THOMSON RELEASORS.

                  B. SkillSoft plc and SkillSoft Corporation represent and warrant to the THOMSON RELEASORS that: (i) they are each a corporation and have all the requisite power and authority to enter into this AGREEMENT and specifically, but without limitation, the Confession of Judgment attached hereto as Exhibit D; (ii) they have neither instituted nor filed any lawsuit or proceeding against Thomson, TL or NETg, except as set forth in the RECITALS in this AGREEMENT; (iii) they each have duly executed and delivered this AGREEMENT, which constitutes a legal, valid and binding obligation enforceable against each of them in accordance with its terms; and (iv) each of the individuals executing this AGREEMENT on behalf of SkillSoft plc and SkillSoft Corporation are authorized to do so, and the execution of it is binding on the SKILLSOFT RELEASEES.

                  16. The THOMSON RELEASEES each agree to indemnify the SKILLSOFT RELEASEES from and against any breach of any of the representations and warranties set forth in Paragraph 15A of this AGREEMENT. The SKILLSOFT RELEASEES each agree to indemnify the THOMSON RELEASEES from and against any breach of any of the representations and warranties set forth in Paragraph 15B of this AGREEMENT.

                  17. By affixing their signatures below, each person signing this AGREEMENT personally warrants that he or she has been duly authorized and has full authority to: (a) execute this AGREEMENT on behalf of the party on whose behalf he or she is signing; and (b) irrevocably bind such party and its successors and assigns to the terms hereof; and (c) specifically acknowledges that authority of the attorneys to execute the Confession of Judgment attached hereto as Exhibit D on behalf of SkillSoft.

                                  SEVERABILITY

                  18. If any term or other provision of this AGREEMENT is held to be invalid, illegal, a violation of law, or incapable of being enforced, all other terms and provisions of this AGREEMENT shall nevertheless remain in full force and effect, and the parties to this AGREEMENT shall not be obligated by virtue of any such holding to honor such term or provision or renegotiate or modify any term or provision of this AGREEMENT.

                                  MERGER CLAUSE

                  19. This AGREEMENT constitutes the entire understanding between the undersigned parties with respect to the subject matter hereof and supersedes all prior discussions, agreements and understandings, both written and oral, among the parties with respect thereto. This AGREEMENT has not been entered into by any party in reliance upon any representation not contained herein.

                                 NO MODIFICATION

                  20. This AGREEMENT may not be modified, amended, altered, limited or supplemented (collectively, "Modify" "Modified" or a "Modification"), except by subsequent written agreement duly executed and delivered by SkillSoft plc or SkillSoft Corporation, and THOMSON or TL, and, in the case of any Modification that purports to Modify any release of or covenant not to sue any of the non-signatory RELEASEES, then any non-signatory RELEASEE whose release or covenant not to sue is Modified by such Modification.

                                  NON-PUBLICITY

                  21. Nothing in this Paragraph 21 shall preclude any of the parties to this AGREEMENT or the RELEASORS or RELEASEES from vigorously competing with each other or from instituting or pursuing any legal action or proceedings otherwise permitted by this AGREEMENT; provided, however, that the parties to this AGREEMENT agree not to, and shall cause their representatives, agents and attorneys not to, publicize the terms of this AGREEMENT or any of the allegations or proceedings in the LITIGATION by writing or publishing any books, articles, or other similar published writings; provided further, however, that nothing in this paragraph 21 shall be interpreted to preclude the parties from otherwise disclosing the terms of this AGREEMENT, or any of the allegations or proceedings in this LITIGATION, in any other manner whatsoever, including, without limitation, in a press release, in filings with the United States Securities and Exchange Commission, with securities analysts and investors, and to the extent otherwise required by law, government regulation, or stock market regulation.

                                     NOTICES

                  22. Unless another person is designated in writing, notices, requests, demands, instructions and other communications which are required or may be given under this AGREEMENT shall be in writing and shall be delivered by next day commercial courier services, such as Federal Express or the like, as follows:

If to SKILLSOFT:                            Chuck Moran
                                            SkillSoft plc
                                            20 Industrial Park Drive
                                            Nashua, NH  03062

                                            Christopher Cole
                                            Sheehan Phinney Bass & Green, P.A.
                                            Hampshire Plaza
                                            1000 Elm Street
                                            P.O. Box 3701
                                            Manchester, NH 03105

If to THOMSON, TL or NETg:                  Joseph B. Dougherty
                                            President
                                            Course Technology/NETg/Wave
                                            751 W. Diehl Road, Suite 200
                                            Naperville, IL 60563

                                            Kenneth A. Carson, Esq.
                                            The Thomson Corporation
                                            Metro Center at One Station Place
                                            Stamford, CT 06902

                            EXECUTION IN COUNTERPARTS

                  23. This AGREEMENT may be executed by the parties hereto in multiple counterparts, and shall be fully enforceable against all parties hereto as if all parties had executed a single document.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be duly executed as of the CLOSING DATE.

                                        SKILLSOFT CORPORATION

                                        By /s/ Gregory M. Priest
                                           -----------------------------------

                                        SKILLSOFT PLC

                                        By /s/ Gregory M. Priest
                                           -----------------------------------

                                        THE THOMSON CORPORATION

                                        By /s/ Deirdre Stanley
                                           -----------------------------------

                                        THOMSON LEARNING INC.

                                        By /s/ Deirdre Stanley
                                           -----------------------------------

                                                                       EXHIBIT A


ORDER   SOLUTION AREA            CURRICULUM                                 LEARNING PATH
-----   -------------            ----------                                 -------------
        BE SURE THE TITLE COUNT ABOVE IS ADDING AS YOU INPUT "x"
        INFORMATION TECHOLOGY COURSEWARE
        NORTH AMERICAN ENGLISH

        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java 2 Programming (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Overview of the J2EE Architecture
                                                                          (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Overview of the J2EE Architecture
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Client Development, Application
                                                                        Deployment, and Security
                                                                          (Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Client Development, Application De
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Client Development, Application De
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Client Development, Application De
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Servlets and JSP's(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Servlets and JSP's(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Servlets and JSP's(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Enterprise Java Beans(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Enterprise Java Beans(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Enterprise Java Beans(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       J2EE Support Technologies(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       J2EE Support Technologies(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       J2EE Support Technologies(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       J2EE Support Technologies(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java Web Services(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java Web Services(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java Web Services(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 PROGRAMMING (PLATFORM 1.3)       Java Web Services(Platform 1.3)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA 2 (PLATFORM 1.2)
        SOFTWARE DEVELOPMENT    JAVA ENTERPRISE CONNECTIVITY
        SOFTWARE DEVELOPMENT    JAVA ENTERPRISE CONNECTIVITY
        SOFTWARE DEVELOPMENT    JAVA ENTERPRISE CONNECTIVITY
        SOFTWARE DEVELOPMENT    JAVA ENTERPRISE CONNECTIVITY


                                                                                                  LEARNING PATH OR
ORDER   SOLUTION AREA                COURSE TITLE                                                      COURSE #
-----   -------------                ------------                                                 ----------------
        BE SURE THE TITLE COUNT ABOVE IS ADDING AS YOU INPUT "x"
        INFORMATION TECHOLOGY COURSEWARE
        NORTH AMERICAN ENGLISH

        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT                                                                            31402_1
        SOFTWARE DEVELOPMENT      Java 2 Language Basics                                                31643_ENG
        SOFTWARE DEVELOPMENT      Creating Classes in Java 2                                            31649_ENG
        SOFTWARE DEVELOPMENT      Java 2 Language Features                                              31654_ENG
        SOFTWARE DEVELOPMENT      Core Java 2 Utilities                                                 31658_ENG
        SOFTWARE DEVELOPMENT      Introduction to Creating GUIs in Java 2                               31663_ENG
        SOFTWARE DEVELOPMENT                                                                            62386_1
        SOFTWARE DEVELOPMENT      J2EE Architecture                                                     66577_ENG
        SOFTWARE DEVELOPMENT                                                                            73420_1
        SOFTWARE DEVELOPMENT      Developing J2EE Clients                                               73519_ENG
        SOFTWARE DEVELOPMENT      Packaging and Deploying J2EE Applications                             73529_ENG
        SOFTWARE DEVELOPMENT      Java2 Security Features                                               73543_ENG
        SOFTWARE DEVELOPMENT                                                                            73417_1
        SOFTWARE DEVELOPMENT      Developing Servlets                                                   73468_ENG
        SOFTWARE DEVELOPMENT      Developing JSP's                                                      73491_ENG
        SOFTWARE DEVELOPMENT                                                                            73419_1
        SOFTWARE DEVELOPMENT      Developing EJBs                                                       73423_ENG
        SOFTWARE DEVELOPMENT      Persistence and Transactional Issues Affecting EJBs                   73445_ENG
        SOFTWARE DEVELOPMENT                                                                            80149_1
        SOFTWARE DEVELOPMENT      Java Database Connectivity                                            66651_ENG
        SOFTWARE DEVELOPMENT      RMI and the Java Message Service                                      66663_ENG
        SOFTWARE DEVELOPMENT      CORBA and the Java IDL                                                66713_ENG
        SOFTWARE DEVELOPMENT                                                                            83782_1
        SOFTWARE DEVELOPMENT      Web Service Technologies                                              83795_ENG
        SOFTWARE DEVELOPMENT      Java Technologies For Web Services                                    110732_ENG
        SOFTWARE DEVELOPMENT      Java Web Service Clients                                              116824_ENG
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT      Java 2: Language Basics(Platform 1.2)                                 JAV01SE
        SOFTWARE DEVELOPMENT      Java 2: Creating Classes(Platform 1.2)                                JAV02SE
        SOFTWARE DEVELOPMENT      Java 2: Language Features  (Platform 1.2)                             JAV03SE
        SOFTWARE DEVELOPMENT      Java 2: Core Utilities (Platform 1.2)                                 JAV04SE
        SOFTWARE DEVELOPMENT      Java 2: Introduction to Creating GUIs  (Platform 1.2)                 JAV05SE
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT      Java Enterprise Connectivity: Swing and the JFC                       JAV06SE
        SOFTWARE DEVELOPMENT      Java Database Connectivity (JDBC)                                     JAV07SE
        SOFTWARE DEVELOPMENT      Java Enterprise Connectivity: Remote Method Invocation (RMI) and      JAV08SE
                                   Serialization

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER       SOLUTION AREA            CURRICULUM                                 LEARNING PATH
-----       -------------            ----------                                 --------------
            SOFTWARE DEVELOPMENT     JAVA ENTERPRISE CONNECTIVITY
            SOFTWARE DEVELOPMENT     JAVA ENTERPRISE CONNECTIVITY
            SOFTWARE DEVELOPMENT     JAVA ENTERPRISE CONNECTIVITY
            SOFTWARE DEVELOPMENT     JAVA ENTERPRISE CONNECTIVITY
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT TOOLS
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for IT Professionals
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for IT Professionals
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C# for the
                                                                                   Visual Basic 6.0 Developer
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C#
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C#
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C# for the
                                                                                   C++ Developer
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C#
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: C#
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Starting
                                                                                   ASP.NET in Visual Basic
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Sta
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Sta
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Sta
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Visual Basic
                                                                                   .NET for the VB6 Developer
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Visual Bas
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Visual Bas
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Visual Bas
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Building XML
                                                                                   Web Services
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Buil
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Buil
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: ADO.NET with
                                                                                   VB.NET
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: ADO
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: ADO
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: ADO
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers:Testing, Debugging,and
                                                                                   Maintaining Windows Applications in VB.NET
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers:Testing, De
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers:Testing, De
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing, Debugging
                                                                                   and Maintaining Windows Applications in C#
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing, D
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing, D
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing Debugging,
                                                                                   and Maintaining Web Applications in VB.Net
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing De
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing De
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Testing De
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Creating User
                                                                                   Services for Windows Applications with VB.NET
            SOFTWARE DEVELOPMENT     MICROSOFT.NET SOFTWARE DEVELOPMENT T       Microsoft.NET for Developers: Creating U


                                                                                                          LEARNING PATH OR
ORDER       SOLUTION AREA            COURSE TITLE                                                             COURSE #
-----       -------------            ------------                                                         ----------------
            SOFTWARE DEVELOPMENT     Java Enterprise Connectivity: CORBA and the Java IDL                     JAV09SE
            SOFTWARE DEVELOPMENT     Java Enterprise Connectivity: Servlets                                   JAV10SE
            SOFTWARE DEVELOPMENT     Java Enterprise Connectivity: Enterprise Java Beans (EJB)                JAV11SE
            SOFTWARE DEVELOPMENT     Java Enterprise Connectivity: Security Features                          JAV12SE
            SOFTWARE DEVELOPMENT
            SOFTWARE DEVELOPMENT                                                                              31406_1
            SOFTWARE DEVELOPMENT     Introducing Microsoft .NET                                               31679_ENG
            SOFTWARE DEVELOPMENT                                                                              31422_1
            SOFTWARE DEVELOPMENT     What Microsoft .NET Means for IT Professionals                           31739_ENG
            SOFTWARE DEVELOPMENT                                                                              63809_1
            SOFTWARE DEVELOPMENT     Beginning C#                                                             64554_ENG
            SOFTWARE DEVELOPMENT     Programming C# for the VB6 Developer                                     64556_ENG
            SOFTWARE DEVELOPMENT                                                                              60885_1
            SOFTWARE DEVELOPMENT     Inside C#                                                                65409_ENG
            SOFTWARE DEVELOPMENT     Programming C# for the C++ Developer                                     65410_ENG
            SOFTWARE DEVELOPMENT                                                                              66674_1
            SOFTWARE DEVELOPMENT     Introduction to ASP.NET                                                  66794_ENG
            SOFTWARE DEVELOPMENT     Building ASP.NET Applications                                            66795_ENG
            SOFTWARE DEVELOPMENT     Advanced ASP.NET                                                         66796_ENG
            SOFTWARE DEVELOPMENT                                                                              60887_1
            SOFTWARE DEVELOPMENT     Moving to Visual Basic .NET                                              61588_ENG
            SOFTWARE DEVELOPMENT     Advanced Language Features of Microsoft VB.NET                           61594_ENG
            SOFTWARE DEVELOPMENT     Windows Forms and ASP.NET                                                61599_ENG
            SOFTWARE DEVELOPMENT                                                                              60886_1
            SOFTWARE DEVELOPMENT     XML Web Services and Microsoft.NET                                       61990_ENG

            SOFTWARE DEVELOPMENT     Building Web Services and WebService Clients with Microsoft.NET          61994_ENG
            SOFTWARE DEVELOPMENT                                                                              73222_1
            SOFTWARE DEVELOPMENT     ADO.NET Connections and Commands                                         73686_ENG
            SOFTWARE DEVELOPMENT     Building ADO.NET DataSets                                                73687_ENG
            SOFTWARE DEVELOPMENT     Advanced ADO.NET Programming                                             73689_ENG
            SOFTWARE DEVELOPMENT
                                                                                                              78940_1
            SOFTWARE DEVELOPMENT     Testing and Instrumenting Application in VB.NET                          79986_ENG
            SOFTWARE DEVELOPMENT     Application Maintenance and Optimization in VB.NET                       79995_ENG
            SOFTWARE DEVELOPMENT
                                                                                                              109335_1
            SOFTWARE DEVELOPMENT     Testing and Instrumenting Applications in C#                             109340_ENG
            SOFTWARE DEVELOPMENT     Application Maintenance and Optimization in C#                           109343_ENG
            SOFTWARE DEVELOPMENT
                                                                                                              112005_1
            SOFTWARE DEVELOPMENT     Testing and Instrumenting Web Applications in VB.NET                     112070_ENG
            SOFTWARE DEVELOPMENT     Web Application Tracing and Debugging in VB.NET                          112074_ENG
            SOFTWARE DEVELOPMENT     Web Application Maintenance in VB.NET                                    112219_ENG
            SOFTWARE DEVELOPMENT
                                                                                                              108247_1
            SOFTWARE DEVELOPMENT     Windows Forms and Controls in VB.NET                                     108764_ENG


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER   SOLUTION AREA               CURRICULUM                                LEARNING PATH
-----   -------------               ----------                                -------------
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Creating U
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Creating U

        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Creating U
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configuration
                                                                                and Security with VB.NET
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configurati
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configurati
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configuration
                                                                                and Security with C#
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configurati
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Configurati
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers:Windows-Based
                                                                                Application Deployment
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers:Windows-B
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers:Windows-B
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Analyzing
                                                                                Requirements and Defining Solution Architectures
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Analyzing
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Analyzing
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Analyzing
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Analyzing
        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Web-based
                                                                                Application Deployment

        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Web-base

        SOFTWARE DEVELOPMENT        MICROSOFT.NET SOFTWARE DEVELOPMENT T      Microsoft .NET for Developers: Web-base
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0


                                                                                                                   LEARNING PATH OR
ORDER   SOLUTION AREA           COURSE TITLE                                                                         COURSE #
-----   -------------           ------------                                                                       ----------------
        SOFTWARE DEVELOPMENT    Input Validation and Event and Error Handling in VB.NET                              108765_ENG
        SOFTWARE DEVELOPMENT    Adding Services and Components in VB.NET                                             109638_ENG
        SOFTWARE DEVELOPMENT    User Assistance, Printing, Accessibility, Localization and Globalization in          109314_ENG
                                VB.NET Applications
        SOFTWARE DEVELOPMENT                                                                                         84789_1

        SOFTWARE DEVELOPMENT    Assemblies and Configuration in .NET                                                 84842_ENG
        SOFTWARE DEVELOPMENT    Security With VB.NET                                                                 84854_ENG
        SOFTWARE DEVELOPMENT                                                                                         110464_1
        SOFTWARE DEVELOPMENT    Assemblies and Configuration in .NET                                                 110465_ENG
        SOFTWARE DEVELOPMENT    Security in C#                                                                       110468_ENG
        SOFTWARE DEVELOPMENT                                                                                         78146_1
        SOFTWARE DEVELOPMENT    Application Deployment in .NET                                                       79126_ENG
        SOFTWARE DEVELOPMENT    Deployment of Windows-Based .NET Applications                                        79788_ENG
        SOFTWARE DEVELOPMENT                                                                                         108255_1
        SOFTWARE DEVELOPMENT    .NET Solution Vision and Requirements                                                108317_ENG
        SOFTWARE DEVELOPMENT    Developing .NET Specifications, Strategies and Conceptual Design                     108579_ENG
        SOFTWARE DEVELOPMENT    Creating the .NET Logical Design                                                     108595_ENG
        SOFTWARE DEVELOPMENT    Creating the .NET Physical Design                                                    108608_ENG
        SOFTWARE DEVELOPMENT                                                                                         115191_1

        SOFTWARE DEVELOPMENT    Planning and Starting the Deployment of a .NET Web Application                       115334_ENG

        SOFTWARE DEVELOPMENT    Using Visual Studio .NET to Deploy a Web-based Application                           115333_ENG
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Controls                                         VB6001E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Forms, Controls, and Menus                       VB6002E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Validation, Error Handling, and Help             VB6003E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Introduction to Data Access                      VB6004E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Compilation and Debugging                        VB6005E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Introduction to COM Components                   VB6006E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Creating COM Components 1                        VB6007E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Creating COM Components 2                        VB6008E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Creating ActiveX Controls                        VB6009E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Building Internet Applications                   VB6010E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Desktop: Installation and Deployment                      VB6011E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Distributed: Introduction to Enterprise Development       VB6021E
        SOFTWARE DEVELOPMENT    Microsoft Visual Basic 6.0 Distributed: Microsoft Transaction Server                 VB6022E

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER   SOLUTION AREA               CURRICULUM                                 LEARNING PATH
-----   -------------               ----------                                 -------------

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 6.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0

        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0
        SOFTWARE DEVELOPMENT        MICROSOFT VISUAL BASIC 5.0
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING

        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        C/C++ PROGRAMMING
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals
        SOFTWARE DEVELOPMENT        SOFTWARE PROGRAMMING FUNDAMENTALS         Software Programming Fundamentals


                                                                                                                   LEARNING PATH OR
ORDER   SOLUTION AREA                COURSE TITLE                                                                     COURSE #
-----   -------------                ------------                                                                  ----------------
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 6.0 Distributed: Using MTS Services                       VB6023E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 6.0 Distributed: Middle-Tier Data Access                  VB6024E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 6.0 Distributed: Building SQL Stored Procedures           VB6025E
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Basic Concepts                          VB5001E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Forms, Variables, and Procedures        VB5002E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Application Control                     VB5004E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Testing and Debugging                   VB5003E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Developing Database Applications        VB5005E
        SOFTWARE DEVELOPMENT         Microsoft Visual Basic 5.0 Fundamentals: Introducing ActiveX                     VB5006E
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT         ANSI C Programming: Introducing C                                                ANSC01E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Data Representation                                          ANSC02E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Functions                                                    ANSC03E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Expressions                                                  ANSC04E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Flow Control                                                 ANSC05E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Text Processing                                              ANSC06E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Processing Records                                           ANSC07E
        SOFTWARE DEVELOPMENT         ANSI C Programming: Pointers                                                     ANSC08E
                                     ANSI C Programming: The Standard Library and Preprocessor                        ANSC09E
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT         C++ Programming: Structured Programming                                          CPRG01E
        SOFTWARE DEVELOPMENT         C++ Programming: Classes and Data Abstraction                                    CPRG02E
        SOFTWARE DEVELOPMENT         C++ Programming: Manipulating Objects                                            CPRG03E
        SOFTWARE DEVELOPMENT         C++ Programming: Overloading                                                     CPRG04E
        SOFTWARE DEVELOPMENT         C++ Programming: Files and Streams                                               CPRG05E
        SOFTWARE DEVELOPMENT         C++ Programming: Programming Techniques                                          CPRG06E
        SOFTWARE DEVELOPMENT
        SOFTWARE DEVELOPMENT                                                                                          78258_1
        SOFTWARE DEVELOPMENT         Getting Started with Programming                                                 78978_ENG
        SOFTWARE DEVELOPMENT         Designing Programs                                                               78995_ENG
        SOFTWARE DEVELOPMENT         ANSI C Programming: Introducing C                                                ANSC01E
        SOFTWARE DEVELOPMENT         C++ Programming: Structured Programming                                          CPRG01E
        SOFTWARE DEVELOPMENT         GUI Design Fundamentals                                                          ADPG01E
        SOFTWARE DEVELOPMENT         Web-Based Interface Design                                                       ADPG02E
        SOFTWARE DEVELOPMENT         Principles of OOP: I                                                             WOOPRA
        SOFTWARE DEVELOPMENT         Principles of OOP: II                                                            WOOPRB


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER         SOLUTION AREA              CURRICULUM                                                   LEARNING PATH
-----         -------------              ----------                                                   -------------
              SOFTWARE DEVELOPMENT       SOFTWARE PROGRAMMING FUNDAMENTALS             Software Programming Fundamentals
              SOFTWARE DEVELOPMENT       SOFTWARE PROGRAMMING FUNDAMENTALS             Software Programming Fundamentals
              SOFTWARE DEVELOPMENT       SOFTWARE PROGRAMMING FUNDAMENTALS             Software Programming Fundamentals
              SOFTWARE DEVELOPMENT       SOFTWARE PROGRAMMING FUNDAMENTALS             Software Programming Fundamentals
              SOFTWARE DEVELOPMENT       SOFTWARE PROGRAMMING FUNDAMENTALS             Software Programming Fundamentals
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       SOFTWARE DESIGN METHODOLOGY
              SOFTWARE DEVELOPMENT       LOTUS DOMINO R6 APPLICATION DEVELOPMENT
              SOFTWARE DEVELOPMENT       LOTUS DOMINO R6 APPLICATION DEVELOPM          Lotus Domino 6 Application Development Update
              SOFTWARE DEVELOPMENT       LOTUS DOMINO R6 APPLICATION DEVELOPM          Lotus Domino 6 Application Development
              SOFTWARE DEVELOPMENT       LOTUS DOMINO R6 APPLICATION DEVELOPM          Lotus Domino 6 Application Development
              SOFTWARE DEVELOPMENT       LOTUS DOMINO R6 APPLICATION DEVELOPM          Lotus Domino 6 Application Development
              SOFTWARE DEVELOPMENT       RATIONAL ROSE 2001
              SOFTWARE DEVELOPMENT       RATIONAL ROSE 2001                            Rational Rose 2001
              SOFTWARE DEVELOPMENT       RATIONAL ROSE 2001                            Rational Rose 2001
              SOFTWARE DEVELOPMENT       RATIONAL ROSE 2001                            Rational Rose 2001
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT

              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT

              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT

              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT

              SOFTWARE DEVELOPMENT       MICROSOFT OFFICE 2000 SOLUTION DEVELOPMENT
              SOFTWARE DEVELOPMENT       MICROSOFT SOLUTION ARCHITECTURES
              SOFTWARE DEVELOPMENT       MICROSOFT SOLUTION ARCHITECTURES
              SOFTWARE DEVELOPMENT       MICROSOFT SOLUTION ARCHITECTURES
              SOFTWARE DEVELOPMENT       MICROSOFT SOLUTION ARCHITECTURES
              SOFTWARE DEVELOPMENT       MICROSOFT SOLUTION ARCHITECTURES


                                                                                                                   LEARNING PATH OR
ORDER    SOLUTION AREA                 COURSE TITLE                                                                    COURSE #
-----    -------------                 ------------                                                                ----------------
         SOFTWARE DEVELOPMENT     Object-Oriented Analysis - Objects and Classes                                          OOAOC
         SOFTWARE DEVELOPMENT     Object-Oriented Analysis - Dynamic Modeling                                             OOADM
         SOFTWARE DEVELOPMENT     Object-Oriented Design                                                                  OOD
         SOFTWARE DEVELOPMENT     Distributed Component Principles and Technologies                                       AND103E
         SOFTWARE DEVELOPMENT     Microsoft ActiveX Technologies                                                          AND102E
         SOFTWARE DEVELOPMENT
         SOFTWARE DEVELOPMENT     OOAD with the UML: Fundamentals                                                         RA9801E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Exploring System Behavior                                            RA9802E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Finding Classes                                                      RA9803E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Analyzing the System                                                 RA9804E
         SOFTWARE DEVELOPMENT     OOAD with the UML: System and Object Behavior                                           RA9805E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Designing the System                                                 RA9806E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Design and Implementation Issues                                     RA9807E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Rational Rose 98 - Fundamentals                                      RA9808E
         SOFTWARE DEVELOPMENT     OOAD with the UML: Rational Rose 98 - Enhanced Features                                 RA9809E
         SOFTWARE DEVELOPMENT
         SOFTWARE DEVELOPMENT                                                                                             84800_1
         SOFTWARE DEVELOPMENT     Application Design Enhancement                                                          85367_ENG
         SOFTWARE DEVELOPMENT     Programming Enhancement                                                                 85387_ENG
         SOFTWARE DEVELOPMENT     Application Implementation                                                              85388_ENG
         SOFTWARE DEVELOPMENT
         SOFTWARE DEVELOPMENT                                                                                             31400_1
         SOFTWARE DEVELOPMENT     Fundamentals of Rational Rose 2001                                                      31622_ENG
         SOFTWARE DEVELOPMENT     Enhanced Features of Rational Rose 2001                                                 31627_ENG
         SOFTWARE DEVELOPMENT
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Fundamentals                              MSD01SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Building Applications                     MSD02SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Developing Applications                   MSD03SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Developing Excel Applications             MSD04SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Developing Word Applications              MSD05SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Expanding Your Solution                   MSD06SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Advanced Solution Development             MSD07SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Developing with FrontPage                 MSD08SE
         SOFTWARE DEVELOPMENT     Microsoft Office 2000 - Solution Development: Designing and Deploying a
                                     Solution                                                                             MSD09SE
         SOFTWARE DEVELOPMENT
         SOFTWARE DEVELOPMENT     Microsoft Solution Architectures: Solutions Life-Cycle Analysis Phase                   SA0101E
         SOFTWARE DEVELOPMENT     Microsoft Solution Architectures: Analysis and Design Techniques                        SA0102E
         SOFTWARE DEVELOPMENT     Microsoft Solution Architectures: Conceptual and Logical Design                         SA0103E
         SOFTWARE DEVELOPMENT     Microsoft Solution Architectures: Physical Design and User Interface                    SA0104E


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                          LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA            CURRICULUM                LEARNING PATH        COURSE TITLE                                COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Fundamentals                              VC5001E

       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - MFC Programming                           VC5002E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - User Interface Programming I              VC5003E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - User Interface Programming II             VC5004E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Viewing and Storing Data                  VC5005E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Painting and Printing                     VC5011E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Database Applications                     VC5006E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - The Internet and ISAPI                    VC5007E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - ActiveX                                   VC5008E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Internet Applications                     VC5009E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - ATL COM                                   VC5010E
       SOFTWARE DEVELOPMENT     MICROSOFT VISUAL C++                           Microsoft Visual C++ 5.0:
                                                                               Developing MFC Applications
                                                                               - Application Deployment                    VC5012E
       SOFTWARE DEVELOPMENT     COBOL
       SOFTWARE DEVELOPMENT     COBOL                                          Introducing COBOL                           COBL01E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Structured Program Development       COBL02E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: The DATA DIVISION                    COBL03E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Statements and Editing Characters    COBL04E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Flow Control and Iteration           COBL05E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: File Handling                        COBL06E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Debugging and Testing                COBL07E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Advanced Programming                 COBL08E
       SOFTWARE DEVELOPMENT     COBOL                                          COBOL: Report Writer                        COBL09E
       SOFTWARE DEVELOPMENT     COBOL                                          IBM Enterprise Operating Systems            COBL10E
       OPERATING SYSTEMS AND SERVER TECHNOLOGIES

       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION

       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Core Hardware                                                 31465_1
       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Core Hardware     Identifying, Adding, and Removing PC
                                                                               Systems                                   37743_ENG
       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Core Hardware     Installation and Configuration of PCs
                                                                               and Components                            37746_ENG
       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Core Hardware     Components, Printers, Networks, and
                                                                               Safety                                    37752_ENG
       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Operating
                                                          System Technologies                                              38602_1
       OPERATING SYSTEMS AND S  COMPTIA A+ CERTIFICATION  A+ Operating
                                                          System Technologies  Operating System Technologies             38605_ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                          LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA            CURRICULUM                LEARNING PATH        COURSE TITLE                                COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       OPERATING SYSTEMS AND S  COMPTIA SERVER+
                                CERTIFICATION
       OPERATING SYSTEMS AND S  COMPTIA SERVER+
                                CERTIFICATION             Server+                                                           31466_1
       OPERATING SYSTEMS AND S  COMPTIA SERVER+
                                CERTIFICATION             Server+              Server Installation Planning for Server+   59203_ENG
       OPERATING SYSTEMS AND S  COMPTIA SERVER+                                Server Installation and Configuration
                                CERTIFICATION             Server+              for Server+                                59206_ENG
       OPERATING SYSTEMS AND S  COMPTIA SERVER+                                Server Maintenance and Upgrading for
                                CERTIFICATION             Server+              Server+                                    59209_ENG
       OPERATING SYSTEMS AND S  COMPTIA SERVER+                                Server Troubleshooting and Disaster
                                CERTIFICATION             Server+              Recovery for Server+                       59212_ENG
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows
                                                          Server 2003:
                                                          Introduction                                                      55460_1
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows    Getting Started with Windows Server 2003   68901_ENG
                                                          Server 2003:
                                                          Introduction

       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows    Windows Server 2003 Administration and
                                                          Server 2003:         Services Support                            83645_ENG
                                                          Introduction


       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Designing a
                                                          Microsoft Windows
                                                          Server 2003 Active
                                                          Directory and
                                                          Network
                                                          Infrastructure                                                    55462_1
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Designing a          Design an Active Directory
                                                          Microsoft            Infrastructure in Windows Server 2003      85667_ENG
                                                          Windows Se

       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Designing a          Design an Active Directory Namespace in
                                                          Microsoft Windows    Windows Server 2003                        85680_ENG
                                                          Se
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Designing a          Design a Windows Server 2003 Site and OU
                                                          Microsoft Windows    Topology                                   85693_ENG
                                                          Se
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows
                                                          .NET Server:
                                                          Migrating from
                                                          Microsoft NT Server
                                                          4 to .NET Directory
                                                          Services                                                        69815_1
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows    Creating a Migration Plan in Windows
                                                          .NET Server: M       .NET Server                                70754_ENG
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows    Preparing and Deploying a Domain Upgrade
                                                          .NET Server: M       in Windows .NET                            70772_ENG
       OPERATING SYSTEMS AND S  MICROSOFT .NET SERVER     Microsoft Windows    Preparing and Deploying a Domain
                                                          .NET Server: M       Restructure in Windows .NET                70776_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows
                                                          XP Professional:
                                                          Installation and
                                                          Configuration I                                                 55133_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows    Installing Windows XP Professional         59471_ENG
                                                          XP Professional
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows
                                                          XP Professional:
                                                          Installation and
                                                          Configuration II                                                55458_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows    Managing Files, Folders, and Devices in
                                                          XP Professiona       Microsoft Windows XP                       59120_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows    System Reliability and the Desktop in
                                                          XP Professiona       Windows XP Professional                    59126_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows
                                                          XP Professional:                                                 55459_1
                                                          Installation and
                                                          Configuration III
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows    Networking Protocols and Services in
                                                          XP Professiona       Microsoft Windows XP                       59373_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS XP      Microsoft Windows    Backup and Security Settings in
                                                          XP Professiona       Microsoft Windows XP                       59378_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000 Script Host                                                 115303_1


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 Script Host: Automating
                                                          2000 Script Host     Administrations Tasks                     115304_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Installation
                                                          and Administration                                               112592_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - New Features and
                                                          2000: Installation   Architecture                              112593_ENG
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Installation               112681_ENG
                                                          2000: Installation
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Administration             112790_ENG
                                                          2000: Installation
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Users                      112804_ENG
                                                          2000: Installation
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Groups and Terminal
                                                          2000: Installation   Services                                  112818_ENG
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Files and Folders          112836_ENG
                                                          2000: Installation
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Advanced File and Folder
                                                          2000: Installation   Management                                112876_ENG
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Hardware Configuration
                                                          2000: Installation   and Optimization                          112893_ENG
                                                          and

       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Windows 2000 - Storage and Printing       112987_ENG
                                                          2000: Installation
                                                          and

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                          LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA            CURRICULUM                LEARNING PATH        COURSE TITLE                                COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Installation
                                                          and                  Windows 2000 - Events                     113251_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Installation
                                                          and                  Windows 2000 - Backup and Recovery        113373_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Installation
                                                          and                  Windows 2000 - Group Policy               113410_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Installation   Windows 2000 - Network Protocols and
                                                          and                  Remote Access                             113467_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Core
                                                          Technologies                                                     112500_1


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Core           Windows 2000: Core Technologies -
                                                          Technologi           Network Fundamentals                      112501_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Core
                                                          Technologi           Windows 2000: Core Technologies - TCP/IP  112522_ENG


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000: Core           Windows 2000: Core Technologies -
                                                          Technologi           Internet Fundamentals                     112537_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows
                                                          2000 in a Network
                                                          Environment                                                       65780_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing Resources, File Systems, Disks,
                                                          2000 in a Netw       and Web Services in Windows 2000           67380_ENG


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing and Monitoring Network
                                                          2000 in a Netw       Security, Routing, and TCP/IP in Windows
                                                                               2000                                       67419_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing DHCP, DNS, and Name Resolution
                                                          2000 in a Netw       on a Microsoft Windows 2000 Network        67441_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing Windows 2000 Servers and Client
                                                          2000 in a Netw       Computers                                  67459_ENG


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing Groups and Replication through
                                                          2000 in a Netw       the Active Directory in Windows 2000       67483_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing Group Policy in Windows 2000      67498_ENG
                                                          2000 in a Netw
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Managing Remote Access Solutions in
                                                          2000 in a Netw       Windows 2000                               67513_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Managing Windows     Configuring and Troubleshooting IIS 5.0
                                                          2000 in a Netw       in Windows 2000                            69327_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows
                                                          2000 Server
                                                          Technologies:
                                                          Designing Highly
                                                          available Web
                                                          Solutions                                                         65867_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Highly Available Web Infrastructure
                                                          2000 Server Te       Solutions in Microsoft Windows 2000        66242_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Technologies for Highly Available
                                                          2000 Server Te       Solutions in a Windows 2000 Environment    66273_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Highly Available Network Services and
                                                          2000 Server Te 2000  Logical-Network Solutions in Windows       66296_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Microsoft Windows    Highly Available Physical-Network
                                                          2000 Server Te       Solutions in a Windows 2000 Environment    66315_ENG
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Implementing
                                                          Microsoft Cluster
                                                          Service on Windows
                                                          2000 Advanced
                                                          Server                                                            38407_1
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Implementing         Introduction to Clustering in a
                                                          Microsoft            Microsoft Windows 2000 Environment         38413_ENG
                                                          Cluster Ser
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Implementing         Cluster Administration and Resource
                                                          Microsoft Cluster    Management in Microsoft Windows 2000       38418_ENG
                                                          Ser
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000    Implementing         Cluster Maintenance and Troubleshooting
                                                          Microsoft Cluster    in Microsoft Windows 2000                  38423_ENG
                                                          Ser
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Core
                                                                               Technologies: Network Fundamentals           MSW91SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Core
                                                                               Technologies: TCP/IP                         MSW92SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Core
                                                                               Technologies: Internet Fundamentals          MSW93SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Installation             MSW01SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Administration           MSW02SE


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Users                    MSW12SE

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                          LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA            CURRICULUM                LEARNING PATH        COURSE TITLE                                COURSE #
------------------------------------------------------------------------------------------------------------------------------------


       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Groups and Terminal
                                                                               Services                                     MSW03SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Files and Folders        MSW04SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Advanced File and
                                                                               Folder Management                            MSW05SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Hardware
                                                                               Configuration and Optimization               MSW06SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Storage and Printing     MSW07SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Events                   MSW08SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Installation
                                                                               and Administration: Backup and Recovery      MSW09SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000: Network
                                                                               Protocols and Remote Access                  MSW10SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing a
                                                                               Network Infrastructure: Addressing and
                                                                               Naming Services                              MSW61SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing a
                                                                               Network Infrastructure: IP Routing           MSW62SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing a
                                                                               Network Infrastructure: Security             MSW63SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000: Group Policy         MSW11SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing an
                                                                               Active Directory Infrastructure:
                                                                               Installation and Configuration               MSW71SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing an
                                                                               Active Directory Infrastructure:
                                                                               Replication and DNS                          MSW72SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Implementing an
                                                                               Active Directory Infrastructure:
                                                                               Security and Management                      MSW73SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Network Design
                                                                               Networking                                   MSW31SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Network Design:
                                                                               Addressing and Naming Services               MSW32SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Network Design:
                                                                               Remote Access Services                       MSW33SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Network Design:
                                                                               Routing Technologies                         MSW34SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Network Design:
                                                                               Remote Connectivity                          MSW35SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Active
                                                                               Directory Design: Directory Services
                                                                               Infrastructure                               MSW41SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Active
                                                                               Directory Design: Directory Services
                                                                               Security                                     MSW42SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Active
                                                                               Directory Design: Schema and Replication     MSW43SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Security
                                                                               Design: Security Solutions                   MSW85SE

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                          LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA            CURRICULUM                LEARNING PATH        COURSE TITLE                                COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Security
                                                                               Design: Internet and Extranet Security       MSW84SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Security
                                                                               Design: Managing and Securing Resources      MSW83SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Security
                                                                               Design: Communication and Remote Access
                                                                               Security                                     MSW82SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Migration
                                                                               Design: Upgrade and Migration Strategies     MSW51SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Migration
                                                                               Design: Deployment                           MSW53SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 - Migration
                                                                               Design: Restructuring                        MSW52SE
       OPERATING SYSTEMS AND S  MICROSOFT WINDOWS 2000                         Microsoft Windows 2000 Script Host:
                                                                               Automating Administration Tasks              MVB04SE
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE
                                SERVER 2000
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Introducing
                                SERVER 2000               Microsoft Exchange
                                                          2000 Server                                                       31468_1
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Introducing          Basic Concepts of Exchange 2000 Server     31526_ENG
                                SERVER 2000               Microsoft
                                                          Exchange 20                                                     31531_ENG
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Introducing          Active Directory in Exchange 2000 Server
                                SERVER 2000               Microsoft
                                                          Exchange 20
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Designing and
                                SERVER 2000               Deploying Microsoft
                                                          Exchange 2000 Server                                            31452_1
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Designing and
                                SERVER 2000               Deploying Microsoft  Analyzing Requirements and Resources for
                                                                               Microsoft Exchange 2000 Server             31866_ENG
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Designing and        Designing an Exchange 2000 Model           31870_ENG
                                SERVER 2000               Deploying Microsoft  Designing Exchange 2000 Functionality      31876_ENG
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Designing and
                                SERVER 2000               Deploying Microsoft
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Designing and        Deploying and Troubleshooting Exchange
                                SERVER 2000               Deploying Microsoft  2000 Server                                31882_ENG
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Implementing and
                                SERVER 2000               Administering
                                                          Microsoft Exchange
                                                          2000 Server
                                                                                                                            31390_1
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Implementing and     Installing and Upgrading Exchange 2000
                                SERVER 2000               Administering Mi     Server                                     31535_ENG
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Implementing and     Configuring Exchange 2000                  31541_ENG
                                SERVER 2000               Administering Mi
       OPERATING SYSTEMS AND S  MICROSOFT EXCHANGE        Implementing and     Managing and Monitoring Exchange 2000      31547_ENG
                                SERVER 2000               Administering Mi
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS
                                SERVER 2000
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS  Microsoft Small
                                SERVER 2000               Business Server
                                                          2000 Solutions                                                    10816_1
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS  Microsoft Small      Small Business Server 2000                 10827_ENG
                                SERVER 2000               Business Server 20
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS  Microsoft Small
                                SERVER 2000               Business Server
                                                          2000: Advanced
                                                          Features                                                          35369_1
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS  Microsoft Small      Microsoft Small Business Server 2000
                                SERVER 2000               Business Server 20   Administration                             35380_ENG
       OPERATING SYSTEMS AND S  MICROSOFT SMALL BUSINESS  Microsoft Small      Microsoft Small Business Server 2000
                                SERVER 2000               Business Server 20   Features                                   35386_ENG
       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER
                                2000
       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk
                                2000                      Server 2000                                                       10815_1
       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk    Creating BizTalk Solutions                 10822_ENG
                                2000                      Server 2000
       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk
                                2000                      Server 2000:
                                                          Designing and
                                                          Implementing
                                                          Solutions I                                                       60139_1
       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk    Planning for Deployment of Microsoft
                                2000                      Server 2000:         Biztalk 2000                                60140_ENG
                                                          Designing

       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk    Installing and Configuring BizTalk
                                2000                      Server 2000:         Server 2000                                60143_ENG
                                                          Designing

       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk
                                2000                      Server 2000:
                                                          Designing
                                                          and Implementing
                                                          Solutions II                                                      60921_1

       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk    Document Exchange in Microsoft BizTalk
                                2000                      Server 2000:         Server 2000                                60949_ENG
                                                          Designing

       OPERATING SYSTEMS AND S  MICROSOFT BIZTALK SERVER  Microsoft BizTalk    Administering BizTalk Server 2000          60954_ENG
                                2000                      Server 2000:
                                                          Designing

       OPERATING SYSTEMS AND S  MICROSOFT COMMERCE
                                SERVER 2000

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER           SOLUTION AREA                   CURRICULUM                                      LEARNING PATH
----------------------------------------------------------------------------------------------------------------------
          OPERATING SYSTEMS AND S     MICROSOFT COMMERCE SERVER 2000                Microsoft Commerce Server 2000:
                                                                                    Designing and Implementing Solutions
          OPERATING SYSTEMS AND S     MICROSOFT COMMERCE SERVER 2000                Microsoft Commerce Server 2000:Designi
          OPERATING SYSTEMS AND S     MICROSOFT COMMERCE SERVER 2000                Microsoft Commerce Server 2000:Designi
          OPERATING SYSTEMS AND S     MICROSOFT COMMERCE SERVER 2000                Microsoft Commerce Server 2000:Designi
          OPERATING SYSTEMS AND S     MICROSOFT COMMERCE SERVER 2000                Microsoft Commerce Server 2000:Designi
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND
                                      ACCELERATION SERVER 2000
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND ACCELER       Deploying and Administering Microsoft
                                                                                    Internet Security and Acceleration
                                                                                    Server 2000
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND ACCELER       Deploying and Administering Micro
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND ACCELER       Deploying and Administering Micro
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND ACCELER       Deploying and Administering Micro
          OPERATING SYSTEMS AND S     MICROSOFT INTERNET SECURITY AND ACCELER       Deploying and Administering Micro
          OPERATING SYSTEMS AND S     MICROSOFT APPLICATION CENTER 2000
          OPERATING SYSTEMS AND S     MICROSOFT APPLICATION CENTER 2000             Microsoft Application Center 2000:
                                                                                    Implementing Highly available Web Solutions
          OPERATING SYSTEMS AND S     MICROSOFT APPLICATION CENTER 2000             Microsoft Application Center 2000: Implem


          OPERATING SYSTEMS AND S     MICROSOFT APPLICATION CENTER 2000             Microsoft Application Center 2000: Implem

          OPERATING SYSTEMS AND S     MICROSOFT APPLICATION CENTER 2000             Microsoft Application Center 2000: Implem
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT PROXY SERVER
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 2000 UPDATE FROM NT 4.0
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND
                                      WORKSTATION)
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft
                                                                                    Windows NT Server 4.0 Network
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi

          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi
          OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND          Supporting and Maintaining a Microsoft Wi

                                                                             LEARNING PATH OR
                COURSE TITLE                                                     COURSE #
----------------------------------------------------------------------------------------------
                                                                                 65461_1
 Planning for Deployment of Microsoft Commerce Server 2000                       65462_ENG
 Deployment Tasks for Microsoft Commerce Server 2000                             65466_ENG
 Developing a Commerce Server 2000 Solution                                      66978_ENG
 Data Management in Commerce Server 2000                                         66982_ENG

                                                                                 31463_1
 Installation of ISA Server 2000                                                 37403_ENG
 Access Policies, Caching, and VPNs in Microsoft ISA Server 2000                 37408_ENG
 Firewalls and Access to Internal Resources with Microsoft ISA Server 2000       37413_ENG
 Monitoring, Reporting, and ISA Server Enterprise Edition                        37418_ENG


                                                                                 65781_1
 Features, Deployment, and Installation of Application Center 2000               66872_ENG
 High-Availability Concepts and Monitoring in
 Microsoft Application Center 2000                                              66886_ENG
 Configuring and Managing Microsoft Application Center 2000                     67068_ENG

 Microsoft Proxy Server 2.0: Overview and Architecture                           PS2001E
 Microsoft Proxy Server 2.0: Planning and Installation                           PS2002E
 Microsoft Proxy Server 2.0: Configuration                                       PS2003E
 Microsoft Proxy Server 2.0: Security                                            PS2004E
 Microsoft Proxy Server 2.0: Troubleshooting and Optimizing                      PS2005E

 Microsoft Windows 2000 - Update: New Features and Architecture                  MW236SE
 Microsoft Windows 2000 - Update: Installation and Upgrade                       MW237SE
 Microsoft Windows 2000 - Update: The Active Directory                           MW238SE
 Microsoft Windows 2000 - Update: Configuration                                  MW239SE
 Microsoft Windows 2000 - Update: Network Protocols and Services                 MW240SE
 Microsoft Windows 2000 - Update: Storage and File Systems                       MW241SE
 Microsoft Windows 2000 - Update: Group Policy and Terminal Services             MW242SE

                                                                                 40282_1
 Managing Servers in a Microsoft Windows NT 4.0 Environment                      40283_ENG
 Administering Users and Groups in Microsoft Windows NT 4.0                      40288_ENG
 Administering Security in Microsoft Windows NT 4.0                              40294_ENG
 Configuring and Managing Access to Resources in Microsoft Windows NT 4.0        40297_ENG
 Configuring and Managing Network Services in Microsoft Windows NT 4.0           40301_ENG
 Windows NT 4.0: Managing Users and Groups                                       NT40001
 Windows NT 4.0: Sharing and Securing Network Resources                          NT40002
 Windows NT 4.0: Managing Printing                                               NT40003

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER   SOLUTION AREA               CURRICULUM                                          LEARNING PATH
---------------------------------------------------------------------------------------------------------------------------------
        OPERATING SYSTEMS  AND S    MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT WINDOWS NT 4.0 (SERVER AND                Supporting and Maintaining a Microsoft Wi
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVICES 5.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVICES             Administering Microsoft Inernet
                                                                                        Information Services 5.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVICES             Administering Microsoft Internet Inf
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVICES             Administering Microsoft Internet Inf
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
                                                                                        Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
                                                                                        Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT INTERNET INFORMATION SERVER 4.            Microsoft Internet Information Server 4.0
        OPERATING SYSTEMS AND S     MICROSOFT SYSTEMS MANAGEMENT SERVER 2.0
        OPERATING SYSTEMS AND S     MICROSOFT SYSTEMS MANAGEMENT SERVER                 Microsoft Systems Management Server 2.0
        OPERATING SYSTEMS AND S     MICROSOFT SYSTEMS MANAGEMENT SERVER                 Microsoft Systems Management Server 2.
        OPERATING SYSTEMS AND S     MICROSOFT SYSTEMS MANAGEMENT SERVER                 Microsoft Systems Management Server 2.
        OPERATING SYSTEMS AND S     MICROSOFT SYSTEMS MANAGEMENT SERVER                 Microsoft Systems Management Server 2.

                                                                          LEARNING PATH OR
COURSE TITLE                                                                  COURSE #
------------------------------------------------------------------------------------------
Windows NT 4.0: Monitoring and Auditing Resources                             NT40004
Windows NT 4.0: Basic Configuration                                           NT40005
Windows NT 4.0: Network Configuration                                         NT40006
Windows NT 4.0: Troubleshooting and Optimization                              NT40007
Windows NT 4.0: Installing and Upgrading NT Workstation                       NT40008
Windows NT 4.0: NT Workstation Networking and Interoperability                NT40009
Windows NT 4.0: Running Applications                                          NT40010
Windows NT 4.0: Installing and Upgrading NT Server                            NT40011
Windows NT 4.0: Configuration and Administration                              NT40012
Windows NT 4.0: Directory Services                                            NT40013
Windows NT 4.0: NT Server Networking and Interoperability                     NT40014
Windows NT 4.0: Migration from Novell NetWare                                 NT40015
Windows NT 4.0: Installing and Configuring IIS                                NT40016
Windows NT 4.0: Implementing TCP/IP                                           NT40017
Windows NT 4.0: Name Resolution                                               NT40018
Windows NT 4.0: Advanced Networking, Printing, and Integration                NT40019
Windows NT 4.0: Advanced Troubleshooting and Optimization                     NT40020

                                                                              31464_1
Installing and Integrating Internet Information Services 5.0                  35686_ENG
Administering and Configuring Internet Information Services 5.0               35690_ENG


Microsoft Internet Information Server 4.0: Overview and Installation          IS4001E
Microsoft Internet Information Server 4.0: Configuring the WWW and FTP
Services                                                                      IS4002E
Microsoft Internet Information Server 4.0: Configuring the SMTP and NNTP
Services                                                                      IS4003E
Microsoft Internet Information Server 4.0: Name Resolution                    IS4004E
Microsoft Internet Information Server 4.0: Security                           IS4005E
Microsoft Internet Information Server 4.0: SSL and Certificate Server         IS4006E
Microsoft Internet Information Server 4.0:
Web-Site Applications and Publishing                                          IS4007E
Microsoft Internet Information Server 4.0: Transaction Server                 IS4008E
Microsoft Internet Information Server 4.0: Index Server                       IS4009E
Microsoft Internet Information Server 4.0: Managing IIS                       IS4010E
Microsoft Internet Information Server 4.0:
Optimizing and Troubleshooting IIS                                            IS4011E


Microsoft Systems Management Server 2.0: Overview                             MSM01SE
Microsoft Systems Management Server 2.0: Installing a Site                    MSM02SE
Microsoft Systems Management Server 2.0: Multiple Site Configuration          MSM03SE

                     June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER         SOLUTION AREA                       CURRICULUM                                   LEARNING PATH
---------------------------------------------------------------------------------------------------------------------------
          OPERATING SYSTEMS AND S      MICROSOFT SYSTEMS MANAGEMENT SERVER          Microsoft Systems Management Server 2.
          OPERATING SYSTEMS AND S      MICROSOFT SYSTEMS MANAGEMENT SERVER          Microsoft Systems Management Server 2.
          OPERATING SYSTEMS AND S      MICROSOFT SYSTEMS MANAGEMENT SERVER          Microsoft Systems Management Server 2.
          OPERATING SYSTEMS AND S      MICROSOFT SYSTEMS MANAGEMENT SERVER          Microsoft Systems Management Server 2.
          OPERATING SYSTEMS AND S      MICROSOFT SYSTEMS MANAGEMENT SERVER          Microsoft Systems Management Server 2.
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0

          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT TCP/IP ON WINDOWS NT 4.0           Microsoft TCP/IP on Windows NT 4.0
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT EXCHANGE SERVER 5.5                Microsoft Exchange Server 5.5
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUPPORT
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUP         Microsoft Windows 98 Service and Support
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUP         Microsoft Windows 98 Service and Suppor
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUP         Microsoft Windows 98 Service and Suppor
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUP         Microsoft Windows 98 Service and Suppor
          OPERATING SYSTEMS AND S      MICROSOFT WINDOWS 98 SERVICE AND SUP         Microsoft Windows 98 Service and Suppor

                                                                                  LEARNING PATH OR
                        COURSE TITLE                                                 COURSE #
-------------------------------------------------------------------------------------------------
Microsoft Systems Management Server 2.0: Software Distribution and Metering          MSM04SE
Microsoft Systems Management Server 2.0: Hardware and Software Inventory             MSM05SE
Microsoft Systems Management Server 2.0: Querying and Reporting Data                 MSM06SE
Microsoft Systems Management Server 2.0: The Status System                           MSM07SE
Microsoft Systems Management Server 2.0: Network and Diagnostic Tools                MSM08SE


Microsoft TCP/IP on Windows NT 4.0: DHCP                                             MSTCP03
Microsoft TCP/IP on Windows NT 4.0: IP and NetBIOS Name Resolution                   MSTCP04
Microsoft TCP/IP on Windows NT 4.0: DNS Server                                       TCPNT07
Microsoft TCP/IP on Windows NT 4.0: Connectivity in Heterogeneous
Environments                                                                         TCPNT08
Microsoft TCP/IP on Windows NT 4.0: Microsoft SNMP Services                          TCPNT09
Microsoft TCP/IP on Windows NT 4.0: Performance Tuning and Optimization              TCPNT10


Microsoft Exchange Server 5.5: Basic Concepts                                        EX5501E
Microsoft Exchange Server 5.5: Planning and Design Considerations                    EX5502E
Microsoft Exchange Server 5.5: Installing and Getting Started                        EX5503E
Microsoft Exchange Server 5.5: Configuring Exchange Components I                     EX5504E
Microsoft Exchange Server 5.5: Configuring Exchange Components II                    EX5505E
Microsoft Exchange Server 5.5: Client Architecture and Installation                  EX5506E
Microsoft Exchange Server 5.5: Public Folders and Forms                              EX5507E
Microsoft Exchange Server 5.5: Connectors                                            EX5508E
Microsoft Exchange Server 5.5: Internet Integration                                  EX5509E
Microsoft Exchange Server 5.5: Migrating from Microsoft Mail                         EX5510E
Microsoft Exchange Server 5.5: Advanced Security and Monitoring                      EX5511E
Microsoft Exchange Server 5.5: Troubleshooting                                       EX5512E
Microsoft Exchange Server 5.5: New and Advanced Features                             EX5513E
Microsoft Exchange Server 5.5: Advanced Internet Features                            EX5514E
Microsoft Windows 98 - Implementation and Support: Planning and Installation         SS9801E
Microsoft Windows 98 - Implementation and Support: Internet and Intranet
Technologies                                                                         SS9802E
Microsoft Windows 98 - Implementation and Support: Managing Disks and File
Systems                                                                              SS9803E
Microsoft Windows 98 - Implementation and Support: User Profiles and System
Policies                                                                             SS9804E

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER        SOLUTION AREA                      CURRICULUM                                   LEARNING PATH
-----------------------------------------------------------------------------------------------------------------------
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     MICROSOFT WINDOWS 98 SERVICE AND SUP       Microsoft Windows 98 Service and Suppor
         OPERATING SYSTEMS AND S     SUN SOLARIS 8
         OPERATING SYSTEMS AND S     SUN SOLARIS 8                              Sun Microsystems Solaris 8: Administration and
                                                                                Installation Fundamentals
         OPERATING SYSTEMS AND S     SUN SOLARIS 8                              Sun Microsystems Solaris 8: Administratio
         OPERATING SYSTEMS AND S     SUN SOLARIS 8                              Sun Microsystems Solaris 8: Administratio
         OPERATING SYSTEMS AND S     SUN SOLARIS 8                              Sun Microsystems Solaris 8: Administratio
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 8: Administration
                                                                                and Installation Fundamentals
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
                                                                                System Administration I
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System
                                                                                Administration II
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System
         OPERATING SYSTEMS AND S     SUN SOLARIS 9                              Sun Microsystems Solaris 9: Basic System


                                                                             LEARNING PATH OR
                       COURSE TITLE                                             COURSE #
---------------------------------------------------------------------------------------------
 Microsoft Windows 98 - Implementation and Support: Security                    SS9805E
 Microsoft Windows 98 - Implementation and Support: Internet Explorer 4.0
 Security                                                                       SS9806E
 Microsoft Windows 98 - Implementation and Support: Networking                  SS9807E
 Microsoft Windows 98 - Implementation and Support: Integration with a
 Microsoft Networking Environment                                               SS9808E
 Microsoft Windows 98 - Implementation and Support: Integration with a
 NetWare Networking Environment                                                 SS9809E
 Microsoft Windows 98 - Implementation and Support: Remote Networking           SS9810E
 Microsoft Windows 98 - Implementation and Support: Printing                    SS9811E
 Microsoft Windows 98 - Implementation and Support: Configuring the             SS9812E
 Environment
 Microsoft Windows 98 - Implementation and Support: Performance Tuning and
 Optimization                                                                   SS9813E
 Microsoft Windows 98 - Implementation and Support: Troubleshooting             SS9814E
 Technical Support: Introduction to Windows                                     GTS01SE
 Technical Support: Installing Microsoft Windows 98                             GTS02SE
 Technical Support: Microsoft Windows 98 Disks and File Systems                 GTS03SE
 Technical Support: Microsoft Windows 98 Networking                             GTS04SE
 Technical Support: Microsoft Windows 98 Maintenance and Memory                 GTS05SE
 Technical Support: Browser and E-mail                                          GTS06SE
 Technical Support: Microsoft Windows 2000 Network Protocols and Dial-Up        GTS07SE
 Connections
 Technical Support: Microsoft Windows NT 4.0 Boot Process                       GTS08SE

                                                                                40606_1
 Solaris 8 System Operations                                                    40529_ENG
 Solaris 8 Installation                                                         40534_ENG
 Solaris 8 User Administration                                                  40537_ENG
                                                                                63468_1
 Solaris 9 Installation and OpenBoot                                            71568_ENG
 Solaris 9 System Administration                                                71585_ENG
 Solaris 9 System Operations                                                    73559_ENG
 Solaris 9 Device and File System Management                                    76250_ENG
 Solaris 9 Management Tools                                                     76289_ENG
 Solaris 9 Security                                                             76291_ENG
                                                                                73572_1
 Advanced Installation                                                          79046_ENG
 Newworking with Solaris                                                        78582_ENG
 Solaris File Systems and Storage                                               79047_ENG
 Solaris Naming Services                                                        79045_ENG
 Supervising Solaris Systems                                                    80100_ENG


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER           SOLUTION AREA    CURRICULUM                                     LEARNING PATH
----------------------------------------------------------------------------------------------------------------
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration I
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration I
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration I
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration I
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration II
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration II
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration II
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration II
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration III
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration III
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration III
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration IV
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration IV
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration IV
       OPERATING SYSTEMS AND S LINUX BASIC SYSTEM ADMINISTRATION     Linux: Basic System Administration IV
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S COMPTIA  LINUX+ CERTIFICATION         Linux+
       OPERATING SYSTEMS AND S UNIX
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Operating System Fundamentals
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Operating System Fundamentals
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Operating System Fundamentals
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Shell Programming
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Shell Programming
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Shell Programming
       OPERATING SYSTEMS AND S UNIX                                       UNIX: Shell Programming
       OPERATING SYSTEMS AND S UNIX                                       UNIX: The User Environment
       OPERATING SYSTEMS AND S UNIX                                       UNIX: The User Environment
       OPERATING SYSTEMS AND S UNIX                                       UNIX: The User Environment
       OPERATING SYSTEMS AND S UNIX                                       UNIX: The User Environment
       OPERATING SYSTEMS AND S UNIX                                       UNIX: The User Environment
       OPERATING SYSTEMS AND S UNIX ESSENTIALS
       OPERATING SYSTEMS AND S UNIX ESSENTIALS                            UNIX Essentials
       OPERATING SYSTEMS AND S UNIX ESSENTIALS                            UNIX Essentials
       OPERATING SYSTEMS AND S UNIX ESSENTIALS                            UNIX Essentials
       OPERATING SYSTEMS AND S UNIX ESSENTIALS                            UNIX Essentials
       OPERATING SYSTEMS AND S UNIX ESSENTIALS                            UNIX Essentials

                                                             LEARNING PATH OR
       COURSE TITLE                                             COURSE #
-----------------------------------------------------------------------------

                                                                31421_1
 Using the Shell in Linux                                       31719_ENG
 Managing the Filesystem in Linux                               31726_ENG
 Administration Tasks in Linux                                  31732_ENG
                                                                55264_1
 Hardware Considerations for Linux Installations                55287_ENG
 Installation and Package Management for Linux                  55290_ENG
 Updating the Kernel in Linux                                   55294_ENG
                                                                55281_1
 Editing and Printing in Linux                                  55297_ENG
 Shell Scripting in Linux                                       55300_ENG
                                                                55375_1
 Networking Fundamentals for Linux Administrators               55380_ENG
 Networking Services in a Linux Environment                     55384_ENG
 Security within a Linux Environment                            55390_ENG

                                                                66699_1
 Installation and Basic Configuration of Linux                  67085_ENG
 Administering the User Environment in Linux                    67086_ENG
 Hardware and Troubleshooting in Linux                          67089_ENG
 Planning a Linux Implementation                                67109_ENG
 Network Configuration within a  Linux Environment              80280_ENG
 Administering the System in a Linux Environment                80282_ENG

                                                                78147_1
 Introduction to UNIX                                           78920_ENG
 UNIX System Architecture                                       78924_ENG
                                                                78149_1
 UNIX Shell Scripting Basics                                    83855_ENG
 UNIX Shell Scripting Tools                                     110852_ENG
 Writing UNIX Shell Programs                                    83877_ENG
                                                                78148_1
 Customizing the UNIX User Environment                          80536_ENG
 Working with UNIX Files and Directories                        80533_ENG
 Working with UNIX Programs                                     80534_ENG
 Text Editing and Printing in UNIX                              80535_ENG


 UNIX: Overview                                                 UNGN01E
 UNIX: Exploring the Filesystem                                 UNGN02E
 UNIX: Working with Files                                       UNGN03E
 UNIX: Using Editors                                            UNGN07E

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER  SOLUTION AREA                        CURRICULUM                                  LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
       OPERATING SYSTEMS AND S  UNIX ESSENTIALS                        UNIX Essentials
       OPERATING SYSTEMS AND S  UNIX ESSENTIALS                        UNIX Essentials
       OPERATING SYSTEMS AND S  UNIX ESSENTIALS                        UNIX Essentials
       OPERATING SYSTEMS AND S  UNIX ESSENTIALS                        UNIX Essentials
       OPERATING SYSTEMS AND S  IBM MAINFRAME
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  IBM MAINFRAME                          IBM Mainframe
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        Lotus Domino 6: New Features

       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        Lotus Domino 6: New Features
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        Lotus Notes Domino 6 System Administration Update
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        Lotus Notes Domino 6 System Administrat
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        Lotus Notes Domino 6 System Administrat
       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        IBM Lotus Sametime 3 and QuickPlace 3

       OPERATING SYSTEMS AND S  LOTUS DOMINO R6                        IBM Lotus Sametime 3 and QuickPlace 3

       INTERNET AND NETWORK TECHNOLOGIES

       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+
       INTERNET AND NETWORK TE  COMPTIA INET+ CERTIFICATION            iNET+

       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION

       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+

                                                                            LEARNING PATH OR
                              COURSE TITLE                                     COURSE #
--------------------------------------------------------------------------------------------
UNIX: Process and Data Utilities                                            UNGN05E
UNIX: The User Environment                                                  UNGN06E
UNIX: Using the Shell                                                       UNGN08E
UNIX: Shell Programming                                                     UNGN09E


Mainframe: Platform                                                         MN0101E
Mainframe: Operating Systems                                                MN0102E
Mainframe: Navigation                                                       MN0103E
Mainframe: JCL Fundamentals                                                 MN0116E
Mainframe: Applying JCL                                                     MN0107E
Mainframe: ISPF                                                             MN0108E
Mainframe: CICS Fundamentals                                                MN0109E
Mainframe: Defining CICS Screens                                            MN0106E
Mainframe: File Handling in CICS                                            MN0104E
Mainframe: CICS Application Development                                     MN0105E

                                                                            69595_1
New System Administration and Application Development Features in Domino 6  70247_ENG

                                                                            99877_1
Lotus Notes 6 Client                                                        99881_ENG
Lotus Domino 6 Server                                                       99882_ENG
                                                                            112939_1
Lotus Notes 6 End User: Collboration using Sametime and QuickPlace          99910_ENG





                                                                            31451_1
Networking Essentials                                                       31843_ENG
Internet Site Development                                                   31847_ENG
Internet Fundamentals                                                       31851_ENG
Advanced Internet Concepts                                                  31858_ENG
Internetworking Architecture and Servers                                    31891_ENG
Internetwork Security                                                       66173_ENG



                                                                            65721_1
Introduction to Internetworking                                             64162_ENG
OSI Lower Layers                                                            64163_ENG
OSI Layer 3                                                                 64164_ENG
OSI Upper Layers                                                            64165_ENG
Operating Systems and TCP/IP                                                65777_ENG
Remote Access and Network Security                                          65847_ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER  SOLUTION AREA                        CURRICULUM                                  LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  COMPTIA NETWORK+ CERTIFICATION         Network+
       INTERNET AND NETWORK TE  INTERNETWORKING ESSENTIALS
       INTERNET AND NETWORK TE  INTERNETWORKING ESSENTIALS             Internetworking Essentials
       INTERNET AND NETWORK TE  INTERNETWORKING ESSENTIALS             Internetworking Essentials
       INTERNET AND NETWORK TE  INTERNETWORKING ESSENTIALS             Internetworking Essentials
       INTERNET AND NETWORK TE  INTERNETWORKING ESSENTIALS             Internetworking Essentials
       INTERNET AND NETWORK TE  INTERNETWORKING FOUNDATIONS
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                ATM and Broadband ISDN
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                ATM and Broadband ISDN
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                ATM and Broadband ISDN
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                ATM and Broadband ISDN
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Communications Technologies Overview
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Communications Technologies Overview
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Computer Telephony Integration
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Computer Telephony Integration
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Frame Relay
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Frame Relay
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Frame Relay
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to ISDN and DSL
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to ISDN and DSL
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to ISDN and DSL
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to ISDN and DSL
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to Multiprotocol Label Switching
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Introduction to Multiprotocol Label Switching
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                IPv6 and Future Applications
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                IPv6 and Future Applications
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Quality of Service
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Quality of Service
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Signaling Systems
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Signaling Systems
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                SONET/SDH
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                SONET/SDH
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Telecommunications Fundamentals
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Telecommunications Fundamentals
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Voice over IP Fundamentals
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Voice over IP Fundamentals
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Voice over IP Fundamentals
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Virtual Private Networks
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Virtual Private Networks
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                WAN Basics
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                WAN Basics
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                WAN Basics

                                                                            LEARNING PATH OR
                              COURSE TITLE                                     COURSE #
--------------------------------------------------------------------------------------------
Fault Tolerance and Troubleshooting                                         65860 ENG


Data Communications: Signals and Systems                                    WDATASS
WAN Technologies                                                            WANTECH
Packet Switching WANs                                                       WANPSW


                                                                            74491 1
Overview of ATM                                                             75130 ENG
Protocol Models                                                             75355 ENG
ATM Standards and Applications                                              75360 ENG
                                                                            71938 1
Introduction to Telecommunications                                          72111 ENG
                                                                            73345 1
Computer Telephone Integration                                              73383 ENG
                                                                            76014 1
Frame Relay Concepts                                                        76165 ENG
Frame Relay Details                                                         76455 ENG
                                                                            73838 1
Digital Subscriber Line                                                     74054 ENG
Introduction to ISDN                                                        74051 ENG
ISDN Protocols                                                              74052 ENG
                                                                            80273 1
Introduction to MPLS                                                        80477 ENG
                                                                            80223 1
IPv6                                                                        80284 ENG
                                                                            81366 1
Implementing Quality of Service                                             81437 ENG
                                                                            76829 1
Systems and Signals                                                         78568 ENG
                                                                            76828 1
Overview of SONET and SDH                                                   77514 ENG
                                                                            71939 1
Telecommunications Essentials                                               72123 ENG
                                                                            81365 1
Delivering Voice and Data in Diverse Network Environments                   81515 ENG
Designing a Voice over IP Solution                                          110787 ENG
                                                                            81443 1
Virtual Private Network Solutions                                           82685 ENG
                                                                            84280 1
Introduction to Signals and Signal Transmission                             84650 ENG
Introduction to Communications Methods and Equipment                        110725 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER  SOLUTION AREA                        CURRICULUM                                  LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                WAN Basics
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  DATA/TELECOMMUNICATIONS                Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  AVAYA                                  Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  AVAYA                                  Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  AVAYA                                  Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  AVAYA                                  Lightweight Directory Access Protocol (LDAP)
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless LANs
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless LANs
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Technologies
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Home Networking
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Home Networking
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Networking Basics for the Home and Small Business
       INTERNET AND NETWORK TE  WIRELESS COMMUNICATIONS                Wireless Networking Basics for the Home and Small Business
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801       ATM Fundamentals (CBE) - 1M0-801
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801       ATM Fundamentals (CBE) - 1M0-801
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801       ATM Fundamentals (CBE) - 1M0-801
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801       ATM Fundamentals (CBE) - 1M0-801
       INTERNET AND NETWORK TE  ATM FUNDAMENTALS (CBE) - 1M0-801       ATM Fundamentals (CBE) - 1M0-801

       INTERNET AND NETWORK TE  DSL THEORY, STANDARDS AND PROTOCOLS - LCTE/401

       INTERNET AND NETWORK TE  DSL THEORY, STANDARDS AND PROTOCOLS -  DSL Theory, Standards and Protocols - LCTE/401
       INTERNET AND NETWORK TE  DSL THEORY, STANDARDS AND PROTOCOLS -  DSL Theory, Standards and Protocols - LC

       INTERNET AND NETWORK TE  DSL THEORY, STANDARDS AND PROTOCOLS -  DSL Theory, Standards and Protocols - LC

       INTERNET AND NETWORK TE  FRAME RELAY FUNDAMENTALS (CBE) - 1M0-901

       INTERNET AND NETWORK TE  FRAME RELAY FUNDAMENTALS (CBE) - 1M0   Frame Relay Fundamentals (CBE) - 1M0-901
       INTERNET AND NETWORK TE  FRAME RELAY FUNDAMENTALS (CBE) - 1M0   Frame Relay Fundamentals (CBE) - 1M0-
       INTERNET AND NETWORK TE  FRAME RELAY FUNDAMENTALS (CBE) - 1M0   Frame Relay Fundamentals (CBE) - 1M0-

       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS FUNDAMENTALS

       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fundamentals
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund

                                                                            LEARNING PATH OR
                              COURSE TITLE                                     COURSE #
--------------------------------------------------------------------------------------------
Introduction to WAN Technologies                                            110726_ENG
                                                                            84922_1
LDAP Fundamentals                                                           85776_ENG
Designing and Maintaining LDAP Directory Services                           84923_ENG
ISDN, Frame Relay, X.25, and ATM                                            GAC09SE
Microsoft Windows 2000: Network Protocols and Remote Access                 MSW10SE
Signal Theory and Computer Telephony Integration                            GAC12SE

                                                                            71940_1
Wireless LAN Technologies                                                   72034_ENG
                                                                            21922_1
Wireless Communication Basics                                               21927_ENG
1G and 2G Communication Systems                                             21929_ENG
3G Communication Systems                                                    21933_ENG
2.5G Communication Systems                                                  21935_ENG
Bluetooth and HomeRF                                                        21937_ENG
Alternative Access Methods in a Wireless Environment                        21956_ENG
                                                                            76494_1
Getting Started with Wireless Home Networking                               76813_ENG
                                                                            80134_1
Getting Started with Wireless Networking                                    80135_ENG


ATM Principles                                                              ATMPRIN
ATM Networking                                                              ATMNET
ATM Architecture and Protocols                                              ATMAP
Fast Packet Technologies                                                    WFASTP




Introducing xDSL                                                            WANT04E
Residential Broadband Networking with Universal ADSL
                                                                            WANT06E




Frame Relay: Concepts and Operation                                         WFRCON
Frame Relay: Protocols and Implementation                                   WFRPROT




TCP/IP Management: SNMP                                                     TCPMAN
Routing Protocols: NetWare RIP and NLSP Routing                             RBSW04E
B-ISDN: Architecture and Channels                                           WBRDARC
B-ISDN: Networks and Protocols                                              WBRDNEP

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER  SOLUTION AREA                        CURRICULUM                                  LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund
       INTERNET AND NETWORK TE  NETWORKING AND TELECOMMUNICATIONS F    Networking and Telecommunications Fund

       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS (CBE) - 1M0-301

       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (CBE) - 1M0-301

       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (C
       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (C
       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (C
       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (C
       INTERNET AND NETWORK TE  VOIP THEORY, PROTOCOLS AND STANDARDS(  VoIP Theory, Protocols and Standards (C

       INTERNET AND NETWORK TE  VPN THEORY, PROTOCOLS AND STANDARDS (CBE) - 1M0-201

       INTERNET AND NETWORK TE  VPN THEORY, PROTOCOLS AND STANDARDS (  VPN Theory, Protocols and Standards (CBE) - 1M0-201

       INTERNET AND NETWORK TE  VPN THEORY, PROTOCOLS AND STANDARDS (  VPN Theory, Protocols and Standards (CB
       INTERNET AND NETWORK TE  VPN THEORY, PROTOCOLS AND STANDARDS (  VPN Theory, Protocols and Standards (CB
       INTERNET AND NETWORK TE  VPN THEORY, PROTOCOLS AND STANDARDS (  VPN Theory, Protocols and Standards (CB
       INTERNET AND NETWORK TE  SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SANS GSEC                              SANS GSEC
       INTERNET AND NETWORK TE  SECURITY PRINCIPLES
       INTERNET AND NETWORK TE  SECURITY PRINCIPLES                    Net Safety
       INTERNET AND NETWORK TE  SECURITY PRINCIPLES                    Net Safety
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Information System Security
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+

                                                                            LEARNING PATH OR
                              COURSE TITLE                                     COURSE #
--------------------------------------------------------------------------------------------
Introducing ISDN                                                            TCOM06E
ISDN D-Channel Protocols                                                    TCOM11E





Packetized Voice Networking                                                 TCOM03E
Voice Over IP                                                               TCOM05E
Computer Telephony Integration I                                            TCOM04E
Computer Telephony Integration II                                           TCOM12E
Signaling System 7 (SS7)                                                    TCOM09E





Internet Security: Secure Web Commerce                                      ISEC05E
Internet Security: Internet Site Security                                   ISEC06E
Internet Security: Multi-tier Virus Protection                              ISEC08E

                                                                            84279_1
Networking Concepts                                                         84584_ENG
TCP/IP, Routing and Host Security                                           111622_ENG
Network Security Overview                                                   84585_ENG
Information Warfare and Web Security                                        111623_ENG
Internet Security Technologies, Network Vulnerabilities                     84586_ENG
Intrusion Detection and Risk Management                                     111624_ENG
Introducting Encryption and Cryptography                                    100220_ENG
PKI and Steganography                                                       111625_ENG
Secure Communications                                                       84587_ENG
Wireless Security                                                           111627_ENG
Windows Security                                                            84588_ENG
Windows XP Security and IIS Security                                        111628_ENG
Backing up Windows and UNIX                                                 84970_ENG
Managing Software, System Services and Auditing                             111826_ENG
UNIX Security                                                               84589_ENG

                                                                            66865_1
Network Security Issues                                                     67045_ENG

                                                                            69822_1
Security Management and Operations Security Practices                       70443_ENG
Access Control and Physical Security                                        70446_ENG
Cryptography and Network Security                                           70447_ENG
Security Architecture and Applications Security                             70448_ENG
Business Continuity Planning, Law, and Ethics                               70449_ENG
                                                                            84278_1
General Security Concepts                                                   84869_ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER  SOLUTION AREA                        CURRICULUM                                  LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+
       INTERNET AND NETWORK TE  SECURITY SOLUTIONS                     Security+
       INTERNET AND NETWORK TE  SECURITY PROCEDURES
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information I
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information I
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information I
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information I
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information II
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information II
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information II
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information II
       INTERNET AND NETWORK TE  SECURITY PROCEDURES                    Securing Networked Information II
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        CCNA Basics
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        CCNA Basics
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        CCNA Basics
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        CCNA Basics
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        CCNA Basics
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        ICND

       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0

       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        Interconnecting Cisco Network Devices 2.0
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP CERTIFICATION        BCRAN

                                                                            LEARNING PATH OR
                              COURSE TITLE                                     COURSE #
--------------------------------------------------------------------------------------------
Communications Security                                                     84870_ENG
Infrastructure Security                                                     84871_ENG
Encryption Technologies                                                     65873_ENG
Operational and Organizational Security                                     84873_ENG

                                                                            65529_1
Introduction to Security in Networked Environments                          65872_ENG
Encryption Technologies                                                     65873_ENG
Firewalls and VPNs                                                          65874_ENG
                                                                            69177_1
Operating System and File Security Issues                                   69195_ENG
Intrusion Detection and Response in Networked Environments                  69196_ENG
Security Analysis and Auditing in Networked Environments                    69197_ENG
Securing Access to Networks                                                 69445_ENG

                                                                            64161_1
Introduction to Internetworking                                             64162_ENG
OSI Lower Layers                                                            64163_ENG
OSI Layer 3                                                                 64164_ENG
OSI Upper Layers                                                            64165_ENG
                                                                            38687_1
Interconnecting Cisco Network Devices - Introduction                        38688_ENG
Getting Started with Cisco Networks                                         38693_ENG
Interconnecting Catalyst Switches in Cisco Networks                         38698_ENG
Interconnecting Networks with TCP/IP                                        38702_ENG
Routing Protocols and Access Lists in Cisco Networks                        38706_ENG
Configuring Novell IPX in Cisco Networks                                    38711_ENG
Extending the Network to WANs Using Cisco Network Devices                   38715_ENG
Interconnecting Cisco Network Devices - Appendices                          65522_ENG

                                                                            84565_1

Cisco IOS Device Configuration and Management                               84819_ENG
Interconnecting Catalyst Switches                                           84820_ENG
Determining IP Routes                                                       84821_ENG
Routing Protocols                                                           119556_ENG
Network Traffic Management                                                  84880_ENG
WAN Interconnection                                                         84881_ENG
                                                                            33830_1
Building Remote Access Networks Introduction                                33844_ENG
Enabling On-Demand Connections to the Central Site in a Cisco Network       33849_ENG
Enhancing On-Demand Connectivity in Cisco Networks                          33854_ENG
Cisco 700 Series Routers                                                    33859_ENG
Enabling Permanent Connections to the Central Site in a Cisco Network       33862_ENG
Address Translation and Access Control for Cisco Networks                   33868_ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCRAN                         BCRAN Appendix                         60536 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                                                                 59047 1
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         The Switched Campus Network            61198 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         Defining Common Workgroups for
                                                                                    Switched Networks                      61203 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         Bridging and Inter-VLAN Routing        61206 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         MLS and Fault Tolerant Routing         61210 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         Multicasting in Cisco Multilayer
                                                                                    Switched Networks                      61214 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         Controlling Access to the Campus
                                                                                    Network                                61218 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BCMSN                         Appendices to BCMSN                    61221 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                                                                   39023 1
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           Cisco Internetwork
                                                                                    Troubleshooting - Introduction         40504 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           Applying Cisco Troubleshooting
                                                                                    Tools                                  40509 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           Diagnosing and Correcting Campus
                                                                                    Problems in a Cisco Internetwork       40513 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           Diagnosing and Correcting Switch
                                                                                    and VLAN Problems in a Cisco
                                                                                    Internetwork                           40517 ENG

       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           Diagnosing and Correcting WAN
                                                                                    Problems in a Cisco Internetwork       40522 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         CIT                           CIT Appendices                         61614 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                                                                  69415 1
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          Configuring the IS-IS Protocol in
                                                                                    a Cisco Network                        69596 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          Introduction to Building Scalable
                                                                                    Cisco Internetworks                    69597 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          Configuring EIGRP in Cisco
                                                                                    Networks                               69599 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          Configuring and Implementing BGP
                                                                                    in Cisco Networks                      69600 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          Optimizing Routing Update
                                                                                    Operation in a Cisco Network           69601 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          BSCI Appendices                        69950 ENG
       INTERNET AND NETWORK TE  CISCO CCNA & CCNP
                                CERTIFICATION         BSCI                          OSPF in a Single Area and OSPF in
                                                                                    Multiple Areas                         69953 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwork Solutions                                               108514 1

       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Cisco Design Principles               108673 ENG

       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco  Examining Cisco Customer
                                                      Internetwor                   Requirements and Existing Network
                                                                                    Topology
                                                                                    Methodologies                         110508 ENG

       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Cisco Concepts for Structuring
                                                                                    Networks                              108674 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Basic Cisco Campus Switching
                                                                                    Design Considerations                 108675 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Basic Cisco WAN Design
                                                                                    Considerations                        108676 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Cisco IP Addressing Desgin
                                                                                    Concepts                              108677 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Cisco Routing Protocol Design
                                                                                    Considerations                        108678 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Introduction to Cisco Security
                                                                                    Design Concepts                       108679 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Introduction to Cisco Voice
                                                                                    Design Concepts                       108680 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Introduction to Cisco Network
                                                                                    Management Design Concepts            108681 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DESGN 1: Designing for Cisco
                                                      Internetwor                   Cisco Design Case Study               108682 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DCN                                                                   68301 1
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DCN                           Characterizing an Existing Network     68303 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DCN                           Extracting New Customer
                                                                                    Requirements for Designing Cisco
                                                                                    Networks                               68411 ENG
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP
                                CERTIFICATION         DCN                           Designing the Topology of Cisco
                                                                                    Networks                               68412 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Provisioning LAN Hardware and          68413 ENG
                                CERTIFICATION                                       Media for Cisco Networks
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Provisioning WAN Hardware and          68414 ENG
                                CERTIFICATION                                       Media for Cisco Networks
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Designing a Layer 3 Addressing and     68415 ENG
                                CERTIFICATION                                       Naming Model for Cisco Networks
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Selecting Routing and Bridging         68416 ENG
                                CERTIFICATION                                       Protocols for Cisco Networks
       INTERNET AND NETWORK TE                        DCN                           Provisioning Software Features         68417 ENG
                                                                                    for Cisco Networks
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Selecting a Network Management         68418 ENG
                                CERTIFICATION                                       Strategy for Cisco Networks
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           The Design Document and Validating     68419 ENG
                                CERTIFICATION                                       Cisco Network Design
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: Internetwork and             CS1362E
                                CERTIFICATION                                       Campus LAN Design
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: TCP/IP Network Design        CS1363E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: TCP/IP Routing Protocols     CS1368E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: Desktop Protocol Design      CS1364E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: WAN Design                   CS1365E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: WAN Protocols                CS1366E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           Cisco CID: SNA and Remote Access        CS1367E
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO CCDA/CCDP       DCN                           WAN Interconnection                    84881 ENG
                                CERTIFICATION
       INTERNET AND NETWORK TE  CISCO IMCR
                                (INSTALLATION AND
                                MAINTENANCE OF
                                CISCO ROUTERS)
       INTERNET AND NETWORK TE  CISCO IMCR
                                (INSTALLATION         Cisco IMCR (Installation and
                                AND MAINTENAN         Maintenance Cisco Routers)
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Fundamentals of Cisco       CS1351E
                                (INSTALLATION         Maintenance                   Router Configuration
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installation and            CS1352E
                                (INSTALLATION         Maintenance                   Maintenance Procedures
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: The 2500 and 3600 Series    CS1353E
                                (INSTALLATION         Maintenance
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installing and Maintaining  CS1354E
                                (INSTALLATION         Maintenance                   the 4000 Series
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installing and Maintaining  CS1355E
                                (INSTALLATION         Maintenance                   the 7000 Series
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installing and              CS1356E
                                (INSTALLATION         Maintenance                   Maintaining the 7500 Series
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: The 7200 Series and         CS1357E
                                (INSTALLATION         Maintenance                   7000 Family IPs
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installing and              CS1358E
                                (INSTALLATION         Maintenance                   Maintaining the 12000 Series I
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Installing and              CS1359E
                                (INSTALLATION         Maintenance                   Maintaining the 12000 Series II
                                AND MAINTENAN
       INTERNET AND NETWORK TE  CISCO IMCR            Cisco IMCR (Installation and  Cisco IMCR: Router and Route            CS1360E
                                (INSTALLATION         Maintenance                   Switch Modules
                                AND MAINTENAN
       ENTERPRISE DATA
       SYSTEMS
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND
                                DATABASE
                                DESIGN
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND           Database Design                                                       78142 1
                                DATABASE
                                DESIGN
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND           Database Design               An Overview of Database Design         78565 ENG
                                DATABASE
                                DESIGN
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND           Database Design               The Data Base Design Methodology       78580 ENG
                                DATABASE
                                DESIGN
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND           Database Fundamentals                                                 78141 1
                                DATABASE
                                DESIGN
       ENTERPRISE DATA
       SYSTEMS                  SYSTEMS AND           Database Fundamentals         An Introduction to Database Systems    80740 ENG
                                DATABASE
                                DESIGN
       ENTERPRISE DATA          SYSTEMS AND
                                DATABASE
       SYSTEMS                  DESIGN                Database Fundamentals         Relational Databases                   80751 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Database Data Management               80761 ENG

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Systems Analysis Fundamentals           SADD08E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Data Flow Diagrams                      SADD04E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Entity Relationship Diagrams            SADD05E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Data Dictionaries                       SADD07E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Completing the Logical Model            SADD06E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Relational Principles                    WDBREL

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Database Fundamentals                    WDBFUN

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Fundamentals of Database Design         SADD02E

       ENTERPRISE DATA          SYSTEMS AND                                         Normalization and Physical
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Database Design                         SADD03E

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Database Management                     WDBMAN

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Web and Database Integration            SADD01E

       ENTERPRISE DATA          SYSTEMS AND                                         Database Technologies -
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Object-Relational                       ODB101E
                                                                                    DBMSs: Characteristics

       ENTERPRISE DATA          SYSTEMS AND                                         Database Technologies -
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Object-Relational                       ODB102E
                                                                                    DBMSs: Mechanisms and
                                                                                    Implementation

       ENTERPRISE DATA          SYSTEMS AND                                         Database Technologies - Data
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Warehousing: Fundamentals               DW0001E

       ENTERPRISE DATA          SYSTEMS AND                                         Database Technologies -
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Data Warehousing:                       DW0002E
                                                                                    Building, Using, and Managing

       ENTERPRISE DATA          SYSTEMS AND
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         SQL Programming: Database Queries       SQLPDQ

       ENTERPRISE DATA          SYSTEMS AND                                         SQL Programming: Data
       SYSTEMS                  DATABASE DESIGN       Database Fundamentals         Handling Techniques                     SQLPDHT

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database Fundamentals: Architecture and Management           55425 1

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database             Architecture and Administration
                                                      Fundamentals:                 Tools in Oracle9i                      58265 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Database and Instance Management
                                                                                    in Oracle9i                            58268 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Database Structures in Oracle9i        58271 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database                                                     63601 1
                                                      Fundamentals: Backup
                                                      and Recovery

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Backup and Recovery Overview
                                                                                    and Configuration in Oracle9i          66137 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 User-Managed and RMAN Backup
                                                                                    and Recovery in Oracle9i               66138 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Recovery Manager Maintenance
                                                                                    in Oracle9i                            66139 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Transporting and Loading Data
                                                                                    in Oracle9i                            66140 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database                                                     55426 1
                                                      Fundamentals: Managing
                                                      Data Storage Totals

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Data Storage in Oracle9i               59293 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Tables and Indexes in Oracle9i         59296 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Data Integrity in Oracle9i             59299 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database                                                     55427 1
                                                      Fundamentals: Managing
                                                      Database Access

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Users and Profiles in Oracle9i         61604 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Privileges and Roles in Oracle9i       61608 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Globalization and Auditing in
                                                                                    Oracle9i                               61611 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database                                                     66062 1
                                                      Fundamentals: Network
                                                      Administration

       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Networking Overview for Oracle9i
                                                                                    Administrators                         66078 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database
                                                      Fundamentals:                 Oracle Network Configuration in
                                                                                    Oracle9i                               66079 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database:                                                    65831 1
                                                      Introduction to SQL
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database:
                                                      Introduction to               Introducing Oracle and SQL in
                                                                                    Oracle 9i                              66155 ENG
       ENTERPRISE DATA
       SYSTEMS                  ORACLE 9i             Oracle9i Database:
                                                      Introduction to               SQL Functions in Oracle 9i             66472 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER          SOLUTION AREA                   CURRICULUM                          LEARNING PATH
-----------------------------------------------------------------------------------------------------------------------
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Introduction to
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Introduction to
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features II
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: New Features I
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Performance Tuning
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Performance T
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Performance T
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Performance T
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 9I                              Oracle9i Database: Performance T
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION

               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION                 Oracle 8i Introduction
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION                 Oracle 8i Introduction
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION                 Oracle 8i Introduction
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION                 Oracle 8i Introduction
               ENTERPRISE DATA
               SYSTEMS                    ORACLE 8I INTRODUCTION                 Oracle 8i Introduction

                                                                      LEARNING PATH OR
           COURSE TITLE                                                   COURSE #
--------------------------------------------------------------------------------------

Subqueries, Reporting, and User-Access Control in Oracle 9i              66925_ENG

Defining and Manipulating Data in Oracle 9i                              67002_ENG

                                                                           39798_1

Introducing Oracle9i Database                                            39812_ENG

Manageability Enhancements in Oracle9i                                   39816_ENG

                                                                           55424_1

Availability Features in Oracle9i                                        58171_ENG

Scalability and Performance in Oracle9i                                  58176_ENG

Development Platform in Oracle9i                                         58181_ENG

Security Overview for Oracle9i Administrators                            58184_ENG

                                                                           65632_1

Performance Tuning Methodology and Tools in Oracle9i                     70121_ENG

Tuning Memory Structures in Oracle9i                                     70125_ENG

Tuning Database Structures in Oracle9i                                   70130_ENG

Tuning Systems and Applications in Oracle9i                              70135_ENG






Oracle Introduction: SQL and SQL*Plus                                      SQPL01E

Oracle Introduction: Using Functions and Retrieving Data                   SQPL02E

Oracle Introduction: Subqueries, Reports, and DML                          SQPL03E

Oracle Introduction: Database Objects                                      SQPL04E


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER            SOLUTION AREA              CURRICULUM                                 LEARNING PATH
----------------------------------------------------------------------------------------------------------------------------
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE 8I INTRODUCTION                     Oracle 8i Introduction
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE 8I INTRODUCTION                     Oracle 8i Introduction
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE 8I INTRODUCTION                     Oracle 8i Introduction
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE 8I INTRODUCTION                     Oracle 8i Introduction
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE 8I INTRODUCTION                     Oracle 8i Introduction
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I BACKUP AND RECOVERY               Oracle8i Backup and Recovery
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration
                 ENTERPRISE DATA
                 SYSTEMS                    ORACLE8I DATABASE ADMINISTRATION           Oracle8i Database Administration

                                                                                 LEARNING PATH OR
COURSE TITLE                                                                        COURSE #
-------------------------------------------------------------------------------------------------

Oracle Introduction: Controlling Database Access and Integrity                      SQPL05E

Oracle Introduction: PL/SQL Fundamentals                                            SQPL06E

Oracle Introduction: PL/SQL Cursors and Exceptions                                  SQPL07E

PL/SQL: Procedures and Functions                                                    PLSPF

PL/SQL: Packages and Triggers                                                       PLSPT





Oracle8i Backup and Recovery: Recovery Structures and Processes                     OR841SE

Oracle8i Backup and Recovery: Backup and Recovery Strategies                        OR842SE

Oracle8i Backup and Recovery: Complete and Incomplete Recovery                      OR843SE

Oracle8i Backup and Recovery: Additional Recovery Methods                           OR844SE

Oracle8i Backup and Recovery: Oracle Recovery Manager                               OR845SE

Oracle8i Backup and Recovery: Demonstrating RMAN                                    OR846SE





Oracle8i Database Administration: Architecture and Administrative                   OR821SE

Oracle8i Database Administration: Creating a Database                               OR822SE

Oracle8i Database Administration: Exploring the Database Structu                    OR823SE

Oracle8i Database Administration: Managing Storage                                  OR824SE

Oracle8i Database Administration: Rollback Segments and NLS                         OR825SE

Oracle8i Database Administration: Creating Tables and Indexes                       OR826SE

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER      SOLUTION AREA          CURRICULUM                                 LEARNING PATH
------------------------------------------------------------------------------------------------------------------
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i DATABASE ADMINISTRATION           Oracle8i Database Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i DATABASE ADMINISTRATION           Oracle8i Database Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i DATABASE ADMINISTRATION           Oracle8i Database Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION            Oracle8i Network Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION            Oracle8i Network Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION            Oracle8i Network Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION            Oracle8i Network Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE8i NETWORK ADMINISTRATION            Oracle8i Network Administration
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                ORACLE 8i PERFORMANCE TUNING               Oracle 8i Performance Tuning
           ENTERPRISE DATA
           SYSTEMS                MICROSOFT SQL SERVER 2000
           ENTERPRISE DATA
           SYSTEMS                MICROSOFT SQL SERVER 2000                  Microsoft SQL Server 2000 Database
                                                                             Administration I
           ENTERPRISE DATA
           SYSTEMS                MICROSOFT SQL SERVER 2000                  Microsoft SQL Server 2000 Database
                                                                             Adm
           ENTERPRISE DATA
           SYSTEMS                MICROSOFT SQL SERVER 2000                  Microsoft SQL Server 2000 Database
                                                                             Adm

                                                                                 LEARNING PATH OR
COURSE TITLE                                                                         COURSE #
-------------------------------------------------------------------------------------------------

Oracle8i Database Administration: Data Integrity and Loading Tech                    OR827SE

Oracle8i Database Administration: Managing Users and Profiles                        OR828SE

Oracle8i Database Administration: Privileges and Roles                               OR829SE





Oracle8i Network Administration: Networking Overview                                 OR831SE

Oracle8i Network Administration: Naming Methods                                      OR832SE

Oracle8i Network Administration: The Internet Database                               OR833SE

Oracle8i Network Administration: Troubleshooting and Security                        OR834SE





Oracle8i Performance Tuning: Measuring Performance                                   OR851SE

Oracle8i Performance Tuning: Tuning the Shared Pool and Buffer                       OR852SE

Oracle8i Performance Tuning: Optimizing I/O                                          OR853SE

Oracle8i Performance Tuning: Tuning Sorts and Resolving Conten                       OR854SE

Oracle8i Performance Tuning: SQL Tuning                                              OR855SE

Oracle8i Performance Tuning: Managing Mixed Workloads                                OR856SE


                                                                                     31385_1

Overview of SQL Server 2000                                                        31478_ENG

Installing, Configuring, and Upgrading SQL Server 2000                             31489_ENG


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to cha nge prior to release


ORDER         SOLUTION AREA       CURRICULUM                  LEARNING PATH
-----         -------------       ----------                  -------------
              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Database Administration II

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa
                                                              Security in a Microsoft SQL Server 2000 Environment

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Database Administration III

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Database Implementation

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa


                                                                                                    LEARNING PATH OR
ORDER         SOLUTION AREA              COURSE TITLE                                                   COURSE #
-----         -------------              ------------                                               ----------------
              ENTERPRISE DATA
              SYSTEMS                                                                                   37395_1

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000 Databases                                      31493_ENG

              ENTERPRISE DATA
              SYSTEMS                    Transferring and Transforming Data in SQL Server 2000          31496_ENG

              ENTERPRISE DATA
              SYSTEMS                                                                                   31499_ENG

              ENTERPRISE DATA
              SYSTEMS                    Managing SQL Server 2000 Databases                             31552_ENG

              ENTERPRISE DATA
              SYSTEMS                                                                                   37396_1

              ENTERPRISE DATA
              SYSTEMS                    Backing Up SQL Server 2000 Databases                           31556_ENG

              ENTERPRISE DATA
              SYSTEMS                    Restoring SQL Server 2000 Databases                            31560_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000 Replication                                    31563_ENG

              ENTERPRISE DATA
              SYSTEMS                    Monitoring SQL Server 2000 Performance                         31566_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000 High Availability                              31569_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000, XML, and the Web                              31571_ENG

              ENTERPRISE DATA
              SYSTEMS                                                                                   31454_1

              ENTERPRISE DATA
              SYSTEMS                    Overview of SQL Server 2000                                    31478_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000 Databases                                      31493_ENG

              ENTERPRISE DATA
              SYSTEMS                    Transferring and Transforming Data in SQL Server 2000          31496_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000, XML, and the Web                              31571_ENG

              ENTERPRISE DATA
              SYSTEMS                    Designing and Implementing Security in SQL Server 2000         31898_ENG

              ENTERPRISE DATA
              SYSTEMS                    The SQL Server 2000 Logical Data Model                         31901_ENG

              ENTERPRISE DATA
              SYSTEMS                    Using T-SQL in SQL Server 2000                                 31905_ENG

              ENTERPRISE DATA
              SYSTEMS                    SQL Server 2000 Indexes                                        31910_ENG



June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release



ORDER         SOLUTION AREA       CURRICULUM                  LEARNING PATH
-----         -------------       ----------                  -------------
              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 2000   Microsoft SQL Server 2000 Databa

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0
                                  DATABASE IMPLEMENTATION

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Implementation
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 Database Imple
                                  DATABASE IMP

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0
                                  SYSTEM ADMINISTRATION

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 System Administration
                                  SYSTEM ADMI

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 System Adminis
                                  SYSTEM ADMI

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 System Adminis
                                  ADMI SYSTEM

              ENTERPRISE DATA
              SYSTEMS             MICROSOFT SQL SERVER 7.0    Microsoft SQL Server 7.0 System Adminis
                                  ADMI SYSTEM


                                                                                                                   LEARNING PATH OR
ORDER         SOLUTION AREA                    COURSE TITLE                                                           COURSE #
-----         -------------                    ------------                                                        ----------------

              ENTERPRISE DATA
              SYSTEMS                          SQL Server 2000 Programming Business Logic                            31913_ENG

              ENTERPRISE DATA
              SYSTEMS                          SQL Server 2000 Transactions and Distributed Data                     31917_ENG

              ENTERPRISE DATA
              SYSTEMS                          Analyzing and Optimizing SQL Server 2000 Queries                      31920_ENG

              ENTERPRISE DATA
              SYSTEMS


              ENTERPRISE DATA
              SYSTEMS


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Architecture and Features                   SQ7021E


              ENTERPRISE DATA
              SYSTEMS                          Fundamentals of Database Design                                       SADD02E


              ENTERPRISE DATA
              SYSTEMS                          Normalization and Physical Database Design                            SADD03E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Basic Transact SQL                          SQ7041E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Creating Databases                          SQ7042E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Data Integrity and                          SQ7043E
                                               Loading Techniques

              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Indexes and Views                           SQ7047E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Advanced Transact-SQL                       SQ7044E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Stored Procedures and Triggers              SQ7045E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Transactions and Distributed Data           SQ7046E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Monitoring and Optimizing                   SQ7029E


              ENTERPRISE DATA
              SYSTEMS

              ENTERPRISE DATA
              SYSTEMS


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Architecture and Features                   SQ7021E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Installation                                SQ7022E


              ENTERPRISE DATA
              SYSTEMS                          Microsoft SQL Server 7.0: Upgrading and Migration                     SQ7023E



June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER          SOLUTION AREA       CURRICULUM                       LEARNING PATH
-----          -------------       ----------                       -------------
               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER 7.0         Microsoft SQL Server 7.0 System Adminis
                                   SYSTEM ADMI

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER             Microsoft SQL Server

               ENTERPRISE DATA
               SYSTEMS             MICROSOFT SQL SERVER             Microsoft SQL Server

               WEB DESIGN

               WEB DESIGN          WEB SITE DESIGN - PRINCIPLES

               WEB DESIGN          WEB SITE DESIGN - PRINCIPLES     Web Site Design - Principles

               WEB DESIGN          WEB SITE DESIGN - PRINCIPLES     Web Site Design - Principles

               WEB DESIGN          WEB SITE DESIGN - PRINCIPLES     Web Site Design - Principles

               WEB DESIGN          WEB SITE DESIGN - PRINCIPLES     Web Site Design - Principles

               WEB DESIGN          WEB SITE DESIGN - TOOLS

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          WEB SITE DESIGN - TOOLS          Web Site Design - Tools

               WEB DESIGN          MACROMEDIA

               WEB DESIGN          MACROMEDIA                       Macromedia ColdFusion 5:
                                                                    Foundation

               WEB DESIGN          MACROMEDIA                       Macromedia ColdFusion 5:
                                                                    Foundation

               WEB DESIGN          MACROMEDIA                       Macromedia ColdFusion 5:
                                                                    Foundation


                                                                                                 LEARNING PATH OR
ORDER          SOLUTION AREA          COURSE TITLE                                                   COURSE #
-----          -------------          ------------                                               ----------------
               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Creating Databases                   SQ7042E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Data Integrity and Loading           SQ7043E
                                      Techniques

               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Indexes and Views                    SQ7047E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Configuration and System             SQ7024E
                                      Enhancemen

               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Backing Up Data                      SQ7025E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Restoring and Managing Data          SQ7030E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Automating Administration            SQ7026E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Security                             SQ7027E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Replication                          SQ7028E


               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Monitoring and Optimizing            SQ7029E


               ENTERPRISE DATA
               SYSTEMS

               ENTERPRISE DATA
               SYSTEMS

               ENTERPRISE DATA
               SYSTEMS                Microsoft SQL Server 7.0: Data Warehousing                     SQ7004E

               WEB DESIGN

               WEB DESIGN

               WEB DESIGN                                                                            31395_1

               WEB DESIGN             Design Concepts for Web sites                                  31587_ENG

               WEB DESIGN             Advanced HTML Design Elements                                  31592_ENG

               WEB DESIGN             Advanced Technology Concepts for Web Designers                 31607_ENG

               WEB DESIGN

               WEB DESIGN                                                                            37683_1

               WEB DESIGN             The Basic Features and Functionality of FrontPage 2002         31595_ENG

               WEB DESIGN             Macromedia Flash 5 Web Design Tools                            31603_ENG

               WEB DESIGN             Building and Modifying Web Sites in FrontPage 2002             60538_ENG

               WEB DESIGN             Macromedia DreamWeaver 4 Web Design Tools                      60545_ENG

               WEB DESIGN             Getting Started with Paint Shop Pro 7                          60553_ENG

               WEB DESIGN

               WEB DESIGN                                                                            62157_1

               WEB DESIGN             Getting Started with ColdFusion 5                              62158_ENG

               WEB DESIGN             Data Retrieval and Manipulation in Macromedia ColdFusion 5     62163_ENG


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release



ORDER          SOLUTION AREA     CURRICULUM                               LEARNING PATH
-----          -------------     ----------                               -------------
               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion 5: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion 5: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion 5: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion 5: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion 5: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia ColdFusion MX: Foundation


               WEB DESIGN        MACROMEDIA                    Macromedia Coldfusion MX: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Coldfusion MX: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Coldfusion MX: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Coldfusion MX: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Coldfusion MX: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Experienced


               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Getting Sta

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver 4: Up and Run

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX: Foundation I

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX: Foundatio

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX: Foundatio

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX: Foundation II

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX: Foundatio

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX for ASP.NET

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX for ASP.N

               WEB DESIGN        MACROMEDIA                    Macromedia Dreamweaver MX for ASP.N

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4: Up and Running


                                                                                               LEARNING PATH OR
ORDER          SOLUTION AREA        COURSE TITLE                                                   COURSE #
-----          -------------        ------------                                               ----------------
               WEB DESIGN                                                                          63167_1

               WEB DESIGN           Working with Complex Data in Macromedia ColdFusion 5           63171_ENG

               WEB DESIGN           Reusing Code in Macromedia ColdFusion 5                        63187_ENG

               WEB DESIGN           Extending your ColdFusion 5 Toolkit                            63192_ENG

               WEB DESIGN           Exception Handling in Macromedia ColdFusion 5                  63197_ENG

               WEB DESIGN                                                                          75368_1

               WEB DESIGN           Getting Started with ColdFusion MX                             75372_ENG

               WEB DESIGN           Data Retrieval and Manipulation in Macromedia                  75377_ENG
                                    ColdFusion MX

               WEB DESIGN                                                                          80766_1

               WEB DESIGN           Working with Complex Data in ColdFusion MX                     80774_ENG

               WEB DESIGN           Working with Persistent Data in ColdFusion MX                  80821_ENG

               WEB DESIGN           Creating Reusable ColdFusion MX Code                           80777_ENG

               WEB DESIGN           Enhancing ColdFusion MX Applications                           80780_ENG

               WEB DESIGN                                                                          61057_1

               WEB DESIGN           Starting Work with Dreamweaver 4                               61058_ENG

               WEB DESIGN           Designing and Managing a Web Site with Dreamweaver 4           61064_ENG

               WEB DESIGN                                                                          62356_1

               WEB DESIGN           Client-Side Technologies, Frames, and Interactive
                                    Page Elements in Dreamweaver 4                                 62357_ENG

               WEB DESIGN           Advanced Elements in Dreamweaver 4                             62362_ENG

               WEB DESIGN                                                                          31397_1

               WEB DESIGN           Getting Started with Dreamweaver 4                             31616_ENG

               WEB DESIGN                                                                          31399_1

               WEB DESIGN           Up and Running with Dreamweaver 4                              31806_ENG

               WEB DESIGN                                                                          72406_1

               WEB DESIGN           Using Basic Dreamweaver MX Tools                               72415_ENG

               WEB DESIGN           Structuring Web Pages with Macromedia Dreamweaver MX           76138_ENG

               WEB DESIGN                                                                          75430_1

               WEB DESIGN           Using Advanced Dreamweaver MX Tools                            75830_ENG

               WEB DESIGN                                                                          80768_1

               WEB DESIGN           Introducing Dreamweaver MX and ASP.NET                         81394_ENG

               WEB DESIGN           Using Dreamweaver MX to Develop ASP.NET Applications           81395_ENG

               WEB DESIGN                                                                          63729_1

               WEB DESIGN           Getting Started with Macromedia Fireworks 4                    63744_ENG

               WEB DESIGN           Creating Animated Objects in Macromedia Fireworks 4            63745_ENG

               WEB DESIGN           Using Fireworks 4 with Dreamweaver and Flash                   63746_ENG

               WEB DESIGN                                                                          73422_1

               WEB DESIGN           Using Fireworks MX with Dreamweaver MX and Flash MX            73661_ENG

               WEB DESIGN           Working with Images in Macromedia Fireworks MX                 73662_ENG

               WEB DESIGN           Adding Interactive Objects in Macromedia Fireworks MX          73728_ENG

               WEB DESIGN                                                                          31413_1

               WEB DESIGN           Getting Started with Fireworks 4                               31946_ENG

               WEB DESIGN                                                                          31414_1


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release



ORDER          SOLUTION AREA     CURRICULUM                          LEARNING PATH
-----          -------------     ----------                          -------------
               WEB DESIGN        MACROMEDIA                    Macromedia Fireworks 4:  Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Fundamentals

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Fundamentals

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Fundamentals

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Flash 5:  Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Foundation

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX Developer:  Action Script; Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX Developer:  Action

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX Developer:  Action

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Design Techniques; Experienced

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Design Technique

               WEB DESIGN        MACROMEDIA                    Macromedia Flash MX: Design Technique

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Getting Started

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Moving On

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Moving On

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Freehand 10: Up and Running

               WEB DESIGN        MACROMEDIA                    Macromedia Developing ColdFusion
                                                               MX Applications for Dreamweaver MX

               WEB DESIGN        MACROMEDIA                    Macromedia Developing ColdFusion
                                                               MX A

               WEB DESIGN        MACROMEDIA                    Macromedia Developing ColdFusion
                                                               MX A

               WEB DESIGN        MICROSOFT FRONTPAGE

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft FrontPage

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft FrontPage


               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft FrontPage

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office 2000: FrontPage
                                                               2000

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office 2000: FrontPage
                                                               2000

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office 2000: FrontPage

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Beginning FrontPage
                                                               2002

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Beginning Fro

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Beginning Fro

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Advanced FrontPage 2002

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Advanced Fro

               WEB DESIGN        MICROSOFT FRONTPAGE           Microsoft Office XP: Advanced Fro

               WEB DESIGN        ADOBE

               WEB DESIGN        ADOBE                         Adobe Go Live: Getting Started

               WEB DESIGN        ADOBE                         Adobe Go Live: Getting Started

               WEB DESIGN        ADOBE                         Adobe Go Live: Up and Running


                                                                                               LEARNING PATH OR
ORDER          SOLUTION AREA                 COURSE TITLE                                          COURSE #
-----          -------------                 ------------                                      ----------------
               WEB DESIGN        Up and Running with Fireworks 4                                   31949_ENG

               WEB DESIGN                                                                          57894_1

               WEB DESIGN        The Fundamentals of Flash 5                                       57899_ENG

               WEB DESIGN        Animation, Sound, Interactivity,
                                 and Publishing in Flash 5                                         57905_ENG

               WEB DESIGN                                                                          31411_1

               WEB DESIGN        Getting Started with Flash 5                                      31709_ENG

               WEB DESIGN                                                                          31412_1

               WEB DESIGN        Up and Running with Flash 5                                       31712_ENG

               WEB DESIGN                                                                          63728_1

               WEB DESIGN        Basic Animation in Macromedia Flash MX                            66515_ENG

               WEB DESIGN        Increased Application of Macromedia Flash MX                      66516_ENG

               WEB DESIGN                                                                          72722_1

               WEB DESIGN        Using ActionScript in Flash MX                                    73282_ENG

               WEB DESIGN        Objects, Functions, and Components in Flash MX                    73288_ENG

               WEB DESIGN
                                                                                                   69423_1

               WEB DESIGN        Basic Design Functionality of Macromedia Flash MX                 69625_ENG

               WEB DESIGN        Advanced Design Functionality of Macromedia Flash MX              69652_ENG

               WEB DESIGN                                                                          39595_1

               WEB DESIGN        Getting Started with FreeHand 10                                  39596_ENG

               WEB DESIGN                                                                          39800_1

               WEB DESIGN        Moving on with FreeHand 10                                        39822_ENG

               WEB DESIGN                                                                          39801_1


               WEB DESIGN        Up and Running with Freehand 10                                   39825_ENG


               WEB DESIGN
                                                                                                   80767_1

               WEB DESIGN        Using the Dreamweaver MX Development Environment                  81241_ENG


               WEB DESIGN        Using Dreamweaver MX to Develop Cold Fusion MX Applications       81927_ENG


               WEB DESIGN

               WEB DESIGN

               WEB DESIGN        Microsoft Office 2000: Beginning FrontPage                        MSOF38E


               WEB DESIGN        Microsoft Office 2000: Advanced FrontPage                         MSOF39E

               WEB DESIGN                                                                          112267_1


               WEB DESIGN        Microsoft Office 2000 - Beginning FrontPage                       112290_ENG


               WEB DESIGN        Microsoft Office 2000  - Advanced FrontPage                       112291_ENG

               WEB DESIGN                                                                          31467_1

               WEB DESIGN        FrontPage 2002 Basics                                             31939_ENG

               WEB DESIGN        Enhancing and Managing Web Sites with FrontPage 2002              31943_ENG

               WEB DESIGN                                                                          31457_1

               WEB DESIGN        Building and Modifying Web Sites in FrontPage 2002                34352_ENG

               WEB DESIGN        Enhancing and Publishing Web Sites in FrontPage 2002              34357_ENG

               WEB DESIGN

               WEB DESIGN                                                                          40726_1

               WEB DESIGN        Getting Started with GoLive 5                                     40847_ENG

               WEB DESIGN                                                                          40843_1


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER     SOLUTION AREA                             CURRICULUM                   LEARNING PATH
------------------------------------------------------------------------------------------------------------------------
          WEB DESIGN                  ADOBE                                      Adobe Go Live: Up and Running
          WEB DESIGN                  ADOBE                                      Adobe Go Live: Moving On
          WEB DESIGN                  ADOBE                                      Adobe Go Live: Moving On
          WEB DESIGN                  ADOBE                                      Adobe Illustrator 9: Getting Started
          WEB DESIGN                  ADOBE                                      Adobe Illustrator 9: Getting Started
          WEB DESIGN                  ADOBE                                      Adobe Illustrator 9: Up and Running
          WEB DESIGN                  ADOBE                                      Adobe Illustrator 9: Up and Running
          WEB DESIGN                  ADOBE                                      Adobe ImageReady 3
          WEB DESIGN                  ADOBE                                      Adobe ImageReady 3
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 6.0
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 6.0
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 6.0
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 7.0
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 7.0
          WEB DESIGN                  ADOBE                                      Adobe Photoshop 7.0
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                Introduction to XML:  Language Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                Introduction to XML:  Language Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                Introduction to XML:  Language Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          WEB DESIGN                  SCRIPTING AND WEB LANGUAGES                DHTML Basics
          DESKTOP COMPUTER
          SKILLS
          DESKTOP COMPUTER
          SKILLS                      MICROSOFT WINDOWS XP FOR END USERS
          DESKTOP COMPUTER
          SKILLS                      MICROSOFT WINDOWS XP FOR END USERS         Microsoft Windows XP - Getting Started
          DESKTOP COMPUTER
          SKILLS                      MICROSOFT WINDOWS XP FOR END USERS         Microsoft Windows XP - Getting Started
          DESKTOP COMPUTER
          SKILLS                      MICROSOFT WINDOWS XP FOR END USERS         Microsoft Windows XP - New Features
          DESKTOP COMPUTER
          SKILLS                      MICROSOFT WINDOWS XP FOR END USERS         Microsoft Windows XP - New Features

                                                                     LEARNING PATH OR
ORDER                       COURSE TITLE                                 COURSE #
-------------------------------------------------------------------------------------
         Moving On with GoLive 5                                        40853_ENG
                                                                          40844_1
         Up and Running with GoLive 5                                   40850_ENG
                                                                          37595_1
         Getting Started with Illustrator 9.0                           37606_ENG
                                                                          39025_1
         Up and Running with Illustrator 9.0                            39040_ENG
                                                                          38409_1
         Optimizing File Sizes with ImageReady 3                        38433_ENG
                                                                          33829_1
         Getting Started with Photoshop 6.0                             33838_ENG
         Up and Running with Photoshop 6.0                              33841_ENG
                                                                          82814_1
         Getting Started with Photoshop 7.0                             82825_ENG
         Up and Running with Photoshop 7.0                              84921_ENG

                                                                          70150_1
         XML Language Basics                                            70151_ENG
         Style Sheets and Links                                         70152_ENG
                                                                         109032_1
         DHTML and Cascading Style Sheets                              110402_ENG
         Making Content Dynamic with DHTML                             109372_ENG
         DHTML Fundamentals                                               GDL01SE
         JavaScript: Language Basics                                      JSC01SE
         JavaScript: Client-Side Scripting                                JSC02SE
         Advanced Web Authoring: SSI                                      655AW01
         Advanced Web Authoring: CGI and PERL                             655AW02
         Microsoft VBScript: Language Basics I                            MVB01SE
         Microsoft VBScript: Language Basics II                           MVB02SE
         Microsoft VBScript: Advanced Language Topics                     MVB03SE





                                                                          57895_1

         Introducing Windows XP                                         57897_ENG

                                                                          40500_1

         Windows XP: Fundamentals                                       40555_ENG


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

ORDER  Solution Area             Curriculum                            Learning Path
-----  -------------             ----------                            -------------
       DESKTOP COMPUTER SKILLS   Microsoft Windows XP for End Users    Microsoft Windows XP - New Features
       DESKTOP COMPUTER SKILLS   Microsoft Windows XP for End Users    Microsoft Windows XP for Beginners
       DESKTOP COMPUTER SKILLS   Microsoft Windows XP for End Users    Microsoft Windows XP for Beginners
       DESKTOP COMPUTER SKILLS   Microsoft Windows XP for End Users    Microsoft Windows XP for Beginners
       DESKTOP COMPUTER SKILLS   Microsoft Windows ME for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows ME for End Users    Microsoft Windows ME for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows ME for End Users    Microsoft Windows ME for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows ME for End Users    Microsoft Windows ME for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows ME for End Users    Microsoft Windows ME for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows 98 for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows 98 for End Users    Microsoft Windows 98 for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows 98 for End Users    Microsoft Windows 98 for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Windows 98 for End Users    Microsoft Windows 98 for End Users
       DESKTOP COMPUTER SKILLS   Microsoft Office XP
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Access 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Access 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Access 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Excel 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Excel 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Excel 2002
       DESKTOP COMPUTER SKILLS   Microsoft Office XP                   Microsoft Office XP: Advanced Front Page 2002



   Course Title                                                 Learning Path or Course #
   ------------                                                 -------------------------
   Windows XP:Advanced                                          40560 ENG
                                                                59290 1
   Getting Started with Microsoft Windows XP                    59301 ENG
   Up and Running with Microsoft Windows XP                     59306 ENG


   Microsoft Windows Millennium Edition: Getting Started        MME01SE
   Microsoft Windows Millennium Edition: Advanced Users         MME02SE
   Microsoft Windows Millennium Edition: Multimedia             MME03SE


   Microsoft Windows 98: Getting Started                        MW9804E
   Microsoft Windows 98: Up and Running                         MW9805E

                                                                31460 1
   Advanced Database Design in Access 2002                      37597 ENG
   Advanced Database Features in Access 2002                    37602 ENG
                                                                31425 1
   Advanced Data Management in Excel 2002                       31757 ENG
   Advanced Data Manipulation and Analysis in Excel 2002        31763 ENG
                                                                31457 1

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to prior release

ORDER    SOLUTION AREA              CURRICULUM               LEARNING PATH
-----    -------------              ----------               -------------
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced FrontPage 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced FrontPage 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Outlook 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Outlook 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced PowerPoint 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced PowerPoint 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced PowerPoint 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Word 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Word 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Word 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Advanced Word 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Access 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Access 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Access 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Excel 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Excel 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Excel 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning FrontPage 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning FrontPage 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning FrontPage 2002
         DESKTOP COMPUTER SKILLS    Microsoft Office XP      Microsoft Office XP: Beginning Outlook 2002


COURSE TITLE                                             LEARNING PATH OR COURSE #
------------                                             -------------------------
Building and Modifying Web Sites in FrontPage 2002       34352 ENG
Enhancing and Publishing Web Sites in FrontPage 2002     34357 ENG
                                                         31469 1
Managing Outlook 2002                                    38439 ENG
                                                         31470 1
Customizing, Running, and Broadcasting PowerPoint
Presentations                                            55758 ENG
PowerPoint 2002 Customization and Office XP Integration  55762 ENG
                                                         31462 1
Advanced Formatting and Navigation in Word 2002          33880 ENG
Advanced Document Features in Word 2002                  33883 ENG
Collaborative Features in Word 2002                      33888 ENG
                                                         31461 1
Introduction to Access 2002                              35371 ENG
Intermediate Access 2002                                 35376 ENG
                                                         31426 1
Basic Features of Excel 2002                             31768 ENG
Optimizing Excel 2002                                    31772 ENG
                                                         31467 1
FrontPage 2002 Basics                                    31939 ENG
Enhancing and Managing Web Sites with FrontPage 2002     31943 ENG
                                                         31471 1


June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release


ORDER     SOLUTION AREA      CURRICULUM                 LEARNING PATH                               COURSE TITLE
-----------------------------------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Out  Introducing Outlook 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning
                                                     PowerPoint 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Pow  Creating Presentations using
                                                                                           PowerPoint 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning
                                                     Word 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Wor  Creating Documents in Word     2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Wor  Working with Documents in Word 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Common Features
                                                     Across Office Applications
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Common Feat    Common Features in Microsoft Office XP
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New Features
                                                     for Advanced Users
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New Features   Office XP for the Advanced User
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New Features
                                                     for End-Users
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New Features   New and Enhanced Features for
                                                                                           End-Users in Office XP
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New
                                                     Office-wide Features
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: New Office-wi  New Features Review of Microsoft
                                                                                           Office XP
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Visio
                                                     2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Visio Creating Diagrams in Visio 2002
                                                     2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE XP        Microsoft Office XP: Beginning Visio Working With Diagrams in Visio 2002
                                                     2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Beginner
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Beginner    Getting Started with Project 2002
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Beginner    Up and Running with Project 2002


                               LEARNING PATH OR
ORDER    SOLUTION AREA            COURSE #
-----------------------------------------------
       DESKTOP COMPUTER
       SKILLS                    37710_ENG
       DESKTOP COMPUTER
       SKILLS                     31472_1
       DESKTOP COMPUTER
       SKILLS                    39525_ENG
       DESKTOP COMPUTER
       SKILLS                     31430_1
       DESKTOP COMPUTER
       SKILLS                    31793_ENG
       DESKTOP COMPUTER
       SKILLS                    31798_ENG
       DESKTOP COMPUTER
       SKILLS                     21926_1
       DESKTOP COMPUTER
       SKILLS                    21952_ENG
       DESKTOP COMPUTER
       SKILLS                     21925_1
       DESKTOP COMPUTER
       SKILLS                    21948_ENG
       DESKTOP COMPUTER
       SKILLS                     21924_1
       DESKTOP COMPUTER
       SKILLS                    21943_ENG
       DESKTOP COMPUTER
       SKILLS                     21923_1
       DESKTOP COMPUTER
       SKILLS                    21940_ENG
       DESKTOP COMPUTER
       SKILLS                     82015_1
       DESKTOP COMPUTER
       SKILLS                    82567_ENG
       DESKTOP COMPUTER
       SKILLS                    82571_ENG
       DESKTOP COMPUTER
       SKILLS
       DESKTOP COMPUTER
       SKILLS                       68471_1
       DESKTOP COMPUTER
       SKILLS                    68476_ENG
       DESKTOP COMPUTER
       SKILLS                    69406_ENG


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

         SOLUTION AREA
 ORDER                    CURRICULUM                 LEARNING PATH
-------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Beginner
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Advanced
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Advanced
       DESKTOP COMPUTER
       SKILLS             MICROSOFT PROJECT 2002     Microsoft Project 2002: Advanced

       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: New Features
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: New Features
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: New Features
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000:  Beginning Word 2000
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000:  Beginning Word 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000:  Beginning Word 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Deployment and Administration
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Deployment and Ad
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Word 2000
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Word 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Word 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Excel 2000
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Excel 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Advanced Excel 20
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Beginning Excel 2000
       DESKTOP COMPUTER
       SKILLS             MICROSOFT OFFICE 2000      Microsoft Office 2000: Beginning Excel 20


         SOLUTION AREA                                                                   LEARNING PATH OR
 ORDER                     COURSE TITLE                                                  COURSE #
----------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER
       SKILLS              Tracking and Reporting with Project 2002                           69407_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  68472_1
       DESKTOP COMPUTER
       SKILLS              Data Sources, Templates, and Customization in Project 2002         70498_ENG
       DESKTOP COMPUTER
       SKILLS              Workgroup, Collaboration, and Advanced Reporting Options in        70497_ENG
                            Project 2002
       DESKTOP COMPUTER
       SKILLS
       DESKTOP COMPUTER
       SKILLS                                                                                  110855_1
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - New Features for Users                     110856_ENG
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - New Features for Power Users               110857_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  110945_1
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Beginning Word                             110946_ENG
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Intermediate Word                          110947_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  110905_1
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Deployment and Administration              110906_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  111008_1
       DESKTOP COMPUTER
       SKILLS              Office 2000 - Advanced Word                                        111009_ENG
       DESKTOP COMPUTER
       SKILLS              Office 2000 -Word for Power Users                                  111010_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  111134_1
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Advanced Excel                             111238_ENG
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Excel for Power Users                      111287_ENG
       DESKTOP COMPUTER
       SKILLS                                                                                  111079_1
       DESKTOP COMPUTER
       SKILLS              Microsoft Office 2000 - Beginning Excel                            111080_ENG


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                    LEARNING PATH OR
ORDER  SOLUTION AREA     CURRICULUM       LEARNING PATH                          COURSE TITLE                          COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Beginning Excel 20      Microsoft Office 2000 - Intermediate Excel               111081_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Beginning Project 2000                                                            112237_1

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Beginning Project 2     Microsoft Office 2000 - Beginning Project 2000           112243_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Beginning Project 2     Microsoft Office 2000 - Intermediate Project 2000        112268_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Advanced Project 2000                                                             112365_1

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Advanced Project 2      Office 2000 - Advanced Project                           112366 _ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Access 2000                                                                       111339_1

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Access 2000             Office 2000 - Beginning Access                           111352_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Access 2000             Office 2000 - Intermediate Access                        111353_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Access 2000             Office 2000 - Advanced Access                            111354_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  PowerPoint 2000                                                                   111338_1

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  PowerPoint 2000         Office 2000 - Beginning PowerPoint 2000                  111348_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  PowerPoint 2000         Office 2000 - Advanced PowerPoint 2000                   111408_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Outlook 2000                                                                      111997_1

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Outlook 2000            Microsoft Office 2000 - Beginning Outlook                112000_ENG

       DESKTOP COMPUTER  MICROSOFT    Microsoft Office 2000:
       SKILLS            OFFICE 2000  Outlook 2000            Microsoft Office 2000 - Advanced Outlook                 112030_ENG

       DESKTOP COMPUTER  MICROSOFT
       SKILLS            OFFICE 2000

       DESKTOP COMPUTER  MICROSOFT
       SKILLS            OFFICE 2000  MICROSOFT OFFICE 2000   Microsoft Office 2000: New  Features for Users            MSOF01E

       DESKTOP COMPUTER  MICROSOFT
       SKILLS            OFFICE 2000  MICROSOFT OFFICE 2000   Microsoft Office 2000: New  Features for Power Users      MSOF02E

       DESKTOP COMPUTER  MICROSOFT
       SKILLS            OFFICE 2000  MICROSOFT OFFICE 2000   Microsoft Office 2000: Deployment and
                                                              Administration Overview                                   MSOF03E

       DESKTOP COMPUTER  MICROSOFT
       SKILLS            OFFICE 2000  MICROSOFT OFFICE 2000   Microsoft Office 2000: Beginning Word                     MSOF21E


                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                    LEARNING PATH OR
ORDER  SOLUTION AREA       CURRICULUM         LEARNING PATH                        COURSE TITLE                          COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Intermediate Word            MSOF22E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced Word                MSOF23E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Word for Power Users         MSOF24E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning Excel              MSOF25E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Intermediate Excel           MSOF26E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced Excel               MSOF27E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Excel for Power Users        MSOF28E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning Access             MSOF29E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Intermediate Access          MSOF30E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced Access              MSOF31E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning PowerPoint         MSOF33E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced PowerPoint          MSOF34E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning Outlook            MSOF35E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced Outlook             MSOF37E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning FrontPage          MSOF38E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced FrontPage           MSOF39E

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Beginning Project            MPJ01SE

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Intermediate Project         MPJ02SE

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000    MICROSOFT OFFICE 2000     Microsoft Office 2000: Advanced Project             MPJ03SE

       DESKTOP COMPUTER    MICROSOFT
       SKILLS              OFFICE 2000
                           (AUDIO)

       DESKTOP COMPUTER    Audio feature does
       SKILLS              not work on SkillPort Platform           Microsoft Office 2000: Beginning Word               MOF21AE

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                            PATH OR
ORDER   SOLUTION AREA             CURRICULUM             LEARNING PATH                    COURSE TITLE                     COURSE #
-----  ----------------  -----------------------------  ----------------   --------------------------------------------    ---------
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Intermediate Word          MOF22AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced Word              MOF23AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Word for Power Users       MOF24AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Beginning Excel            MOF25AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Intermediate Excel         MOF26AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced Excel             MOF27AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Excel for Power Users      MOF28AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Beginning Access           MOF29AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Intermediate Access        MOF30AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced Access            MOF31AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Beginning PowerPoint       MOF33AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced PowerPoint        MOF34AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Beginning Outlook          MOF35AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced Outlook           MOF37AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Beginning FrontPage        MOF38AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 2000 (AUDIO)  MICROSOFT OFFICE
                                                        2000 (AUDIO)       Microsoft Office 2000: Advanced FrontPage         MOF39AE
       DESKTOP COMPUTER
       SKILLS            MICROSOFT VISIO 2000

       DESKTOP COMPUTER
       SKILLS            MICROSOFT VISIO 2000           Microsoft Visio
                                                        2000: Getting
                                                        Started                                                              31407_1
       DESKTOP COMPUTER
       SKILLS            MICROSOFT VISIO 2000           Microsoft Visio
                                                        2000: Getting
                                                        Started            Getting Started with Visio 2000                 31684_ENG
       DESKTOP COMPUTER
       SKILLS            MICROSOFT VISIO 2000           Microsoft Visio
                                                        2000: Up and
                                                        Running                                                              31408_1
       DESKTOP COMPUTER
       SKILLS            MICROSOFT VISIO 2000           Microsoft Visio
                                                        2000: Up and
                                                        Running            Up and Running with Visio 2000                  31687_ENG

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                            PATH OR
ORDER  SOLUTION AREA     CURRICULUM                   LEARNING PATH        COURSE TITLE                                    COURSE #
-----  ----------------  ---------------------------  -------------------  ----------------------------------------------  ---------
       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Beginning Word 97           MSOBW

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Intermediate Word 97        MSOIW

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Advanced Word 97            MO97W03

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Word 97 for Power Users     MO97W04

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Beginning Excel 97          MSOBE

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Intermediate Excel 97       MSOIE

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Advanced Excel 97           MSOAE

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Excel 97 for Power Users    MSOPE

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Beginning Access 97         MSOBA

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Intermediate Access 97      MO97A02

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Advanced Access 97          MO97A03

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Access 97 for Power Users   MO97A04

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: PowerPoint 97               MO97P01

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: Outlook 97                  MO97O01

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: FrontPage 97                MO97F01

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97          Microsoft Office 97  Microsoft Office 97: New Features                O97N01E

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97 (AUDIO)

       DESKTOP COMPUTER
       SKILLS            MICROSOFT OFFICE 97 (AUDIO)  Microsoft Office 97
                                                      (Audio)

       DESKTOP COMPUTER
       SKILLS            Audio feature does not work
                         on SkillPort Platform                             Microsoft Office 97: Beginning Word 97           M9701AE

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Intermediate Word 97                    M9702AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Advanced Word 97                        M9703AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Word for Power Users 97                 M9704AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Beginning Excel 97                      M9705AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Intermediate Excel 97                   M9706AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Advanced Excel 97                       M9707AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Excel for Power Users 97                M9708AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Beginning Access 97                     M9709AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Intermediate Access 97                  M9710AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Advanced Access 97                      M9711AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Access for Power Users 97               M9712AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    Outlook 97                              M9713AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    FrontPage 97                            M9714AE
       DESKTOP COMPUTER         MICROSOFT OFFICE 97
       SKILLS                   (AUDIO)               Microsoft Office 97 (Audio)   Microsoft Office 97:
                                                                                    PowerPoint 97                           M9715AE
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LICENSE/ICDL - INTERNATIONAL COMPUTER DRIVING LICENSE
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                                                           70068 1
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                   Basic Concepts of Information
                                                                                    Technology                             70073 ENG
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                   Using the Computer and Managing
                                                                                    Files                                  71987 ENG
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                   Word Processing in Microsoft
                                                                                    Word 2002                              71988 ENG
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                   Spreadsheets in Microsoft
                                                                                    Excel 2002                             71989 ENG
       DESKTOP COMPUTER         ECDL - EUROPEAN
       SKILLS                   COMPUTER DRIVING LIC  ECDL/ICDL 3                   Database in Microsoft
                                                                                    Access 2002                            71990 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                           LEARNING
                                                                                                                           PATH OR
ORDER  SOLUTION AREA                CURRICULUM              LEARNING PATH                     COURSE TITLE                 COURSE #
------------------------------------------------------------------------------------------------------------------------------------
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   Presentation in Microsoft
                                                                                    PowerPoint 2002                        71991 ENG
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   Information and Communication          71992 ENG
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 1: Basic Concepts
                                                                                    of Information Technology I             ECD01SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 1: Basic Concepts
                                                                                    of Information Technology I             ECD02SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 2: Using the
                                                                                    Computer and Managing Files             ECD03SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 3: Word Processing
                                                                                    in Microsoft Word 2000 I                ECD04SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 3: Word Processing
                                                                                    in Microsoft Word 2000 II               ECD05SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 4: Spreadsheets
                                                                                    in Microsoft Excel 2000 I               ECD06SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 4: Spreadsheets
                                                                                    in Microsoft Excel 2000 II              ECD07SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 5: Database in
                                                                                    Microsoft Access 2000 I                 ECD08SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 5: Database in
                                                                                    Microsoft Access 2000 II                ECD09SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 6: Presentation in
                                                                                    Microsoft PowerPoint 2000               ECD10SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 6: Presentation in
                                                                                    Microsoft PowerPoint 2000               ECD11SE
       DESKTOP COMPUTER
       SKILLS                   ECDL - EUROPEAN
                                COMPUTER DRIVING LIC  ECDL/ICDL 3                   ECDL/ICDL Module 7: Information and
                                                                                    Communication                           ECD12SE
       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6

       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User                                               99878 1

       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User       Lotus Notes 6 End User: Using Notes
                                                                                    and Notes Mail                         99908 ENG

       DESKTOP COMPUTER                                                             Lotus Notes 6 End User: Using the
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User       Calendar and To Do List Features and
                                                                                    TeamRoom Collaboration                110772 ENG

       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User       Lotus Notes 6 End User:
                                                                                    Personalizing Notes 6 Features        112937 ENG
       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User       Lotus Notes 6 End User: Using Notes
                                                                                    6 Mail Remotely                       106926 ENG
       DESKTOP COMPUTER
       SKILLS                   LOTUS NOTES 6         Lotus Notes 6: End User       Lotus Notes 6 End User: iNotes        107783 ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                 LEARNING PATH OR
ORDER   SOLUTION AREA             CURRICULUM             LEARNING PATH                COURSE TITLE                  COURSE #
------------------------------------------------------------------------------------------------------------------------------------
        DESKTOP COMPUTER   MICROSOFT
        SKILLS             INTERNET EXPLORER 5.5

        DESKTOP COMPUTER   MICROSOFT                 Internet Explorer 5.5:                                          31420_1
        SKILLS             INTERNET EXPLORER 5.5     Getting Started

        DESKTOP COMPUTER   MICROSOFT                 Internet Explorer 5.5:   Getting Started with Internet
        SKILLS             INTERNET EXPLORER 5.5     Getting Started          Explorer 5.5                          31706_ENG

        DESKTOP COMPUTER   NETSCAPE 6.2
        SKILLS

        DESKTOP COMPUTER   NETSCAPE 6.2              NetScape 6.2 -                                                  73861_1
        SKILLS                                       Getting Started

        DESKTOP COMPUTER   NETSCAPE 6.2              NetScape 6.2 -
        SKILLS                                       Getting Started          Introduction to Netscape 6.2          73948_ENG

        DESKTOP COMPUTER   NETSCAPE 6
        SKILLS

        DESKTOP COMPUTER   NETSCAPE 6                NetScape 6 -                                                    31389_1
        SKILLS                                       Getting Started

        DESKTOP COMPUTER   NETSCAPE 6                NetScape 6 -
        SKILLS                                       Getting Started          Introduction to Netscape 6            31509_ENG

        DESKTOP COMPUTER
        SKILLS             PDAS

        DESKTOP COMPUTER
        SKILLS             PDAS                      Palm OS                                                         71525_1

        DESKTOP COMPUTER                                                      Getting Started with a Palm
        SKILLS             PDAS                      Palm OS                  Handheld Device                       73269_ENG

        DESKTOP COMPUTER
        SKILLS             PDAS                      Pocket PC 2002                                                  71524_1

        DESKTOP COMPUTER                                                      Getting Started with
        SKILLS             PDAS                      Pocket PC 2002           Pocket PC 2002                        71695_ENG

        DESKTOP COMPUTER
        SKILLS             ADOBE ACROBAT 5

        DESKTOP COMPUTER                             Adobe Acrobat 5:
        SKILLS             ADOBE ACROBAT 5           Getting Started                                                 35667_1

        DESKTOP COMPUTER                             Adobe Acrobat 5:         Getting Started with
        SKILLS             ADOBE ACROBAT 5           Getting Started          Adobe Acrobat 5.0                     35669_ENG

        DESKTOP COMPUTER                             Adobe Acrobat 5:
        SKILLS             ADOBE ACROBAT 5           Up and Running                                                  35668_1

        DESKTOP COMPUTER                             Adobe Acrobat 5:         Up and Running with
        SKILLS             ADOBE ACROBAT 5           Up and Running           Adobe Acrobat 5.0                     35672_ENG

        DESKTOP COMPUTER
        SKILLS             SEAGATE CRYSTAL REPORTS

        DESKTOP COMPUTER                             Crystal Reports 8.5:
        SKILLS             SEAGATE CRYSTAL REPORTS   Report Writing Basics                                           67228_1

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                  LEARNING PATH OR
ORDER   SOLUTION AREA            CURRICULUM               LEARNING PATH                COURSE TITLE                    COURSE #
------------------------------------------------------------------------------------------------------------------------------------
        DESKTOP COMPUTER                             Crystal Reports 8.5:
        SKILLS             SEAGATE CRYSTAL REPORTS   Report Writing           Creating Reports with Crystal           67356_ENG
                                                                              Reports

        DESKTOP COMPUTER
        SKILLS             HOME AND PERSONAL

        DESKTOP COMPUTER
        SKILLS             HOME AND PERSONAL         Digital Photography                                               59468_1

        DESKTOP COMPUTER
        SKILLS             HOME AND PERSONAL         Digital Photography      Using a Digital Camera                  59476_ENG

        DESKTOP COMPUTER                             Digital Video Editing
        SKILLS             HOME AND PERSONAL         with MGI VideoWave 5                                              73279_1

        DESKTOP COMPUTER                             Digital Video Editing
        SKILLS             HOME AND PERSONAL         with MGI VideoWave       Features and Uses of VideoWave 5        73318_ENG

        DESKTOP COMPUTER                             Hewlett-Packard
        SKILLS             HOME AND PERSONAL         Digital Photography                                               71526_1

        DESKTOP COMPUTER                             Hewlett-Packard
        SKILLS             HOME AND PERSONAL         Digital Photography      Digital Photography from HP             71952_ENG

        DESKTOP COMPUTER                             Microsoft Internet
        SKILLS             HOME AND PERSONAL         Explorer 6                                                        63294_1

        DESKTOP COMPUTER                             Microsoft Internet       Fundamentals
        SKILLS             HOME AND PERSONAL         Explorer 6               of Internet Explorer 6                  63364_ENG

        DESKTOP COMPUTER                             Microsoft Internet       Moving on
        SKILLS             HOME AND PERSONAL         Explorer 6               with Internet Explorer 6                63365_ENG

        DESKTOP COMPUTER                             Intuit Quicken
        SKILLS             HOME AND PERSONAL         2002 Deluxe                                                       68450_1

        DESKTOP COMPUTER                             Intuit Quicken
        SKILLS             HOME AND PERSONAL         2002 Deluxe              Working with Quicken 2002 Deluxe        68452_ENG

        DESKTOP COMPUTER                             Intuit Quicken
        SKILLS             HOME AND PERSONAL         2003 Deluxe                                                       85710_1

        DESKTOP COMPUTER                             Intuit Quicken           Managing Personal Finances
        SKILLS             HOME AND PERSONAL         2003 Deluxe              with Quicken 2003 Deluxe                99993_ENG

        DESKTOP COMPUTER                             Intuit Quicken
        SKILLS             HOME AND PERSONAL         TurboTax 2001                                                     65631_1

        DESKTOP COMPUTER                             Intuit Quicken
        SKILLS             HOME AND PERSONAL         TurboTax 2001            Using TurboTax 2001                     66025_ENG

        DESKTOP COMPUTER                             Jasc Paint Shop Pro 7:
        SKILLS             HOME AND PERSONAL         Getting Started                                                   33831_1

        DESKTOP COMPUTER                             Jasc Paint Shop Pro 7:   Getting Started
        SKILLS             HOME AND PERSONAL         Getting Started          with Paint ShopPro 7                    33871_ENG

        DESKTOP COMPUTER                             Jasc Paint Shop Pro 7:
        SKILLS             HOME AND PERSONAL         Up & Running                                                      33833_1

        DESKTOP COMPUTER                             Jasc Paint Shop Pro 7:   Up and Running
        SKILLS             HOME AND PERSONAL         Up & Running             with Paint Shop Pro 7                   33877_ENG

                      June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                 LEARNING
                                                                                                                  PATH OR
ORDER   SOLUTION AREA       CURRICULUM            LEARNING PATH                      COURSE TITLE                COURSE #
-----  ----------------  -----------------  ------------------------  -----------------------------------------  ----------
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Money 2002                                                 66101_1

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Money 2002      Working with Money 2002                    66508_ENG

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Money 2003
                                            Deluxe                                                               84805_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Money 2003
                                            Deluxe                    Managing Personal Finance with Money 2003  84809_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            Introducing Works 6.0                                                65369_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            Introducing Works         Microsoft Works 6.0 Tasks and Programs     66774_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            The Database                                                         63465_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            The Database              Using Works 2002 Databases                 66449_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            The Spreadsheet                                                      63464_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL                            Using the Works 2002 Spreadsheet           63467_ENG

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            Word 2002                                                            63466_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 2002:
                                            Word 2002                 Using Word 2002                            65976_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 6.0:
                                            Introducing Works                                                    31387_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Microsoft Works 6.0:
                                            Introducing Works         Getting Started with Works 6.0             31484_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Quicken 2001                                                         31386_1

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Quicken 2001              Getting Started with Quicken 2001          31481_ENG

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Home Networking with
                                            Microsoft Windows XP                                                 65630_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Home Networking with
                                            Microsoft Windows         Home Networking with Microsoft Windows XP  66335_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Intuit QuickBooks 2001                                               31396_1

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Intuit QuickBooks 2001    Introduction to QuickBooks 2001            31614_ENG

       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL  Intuit QuickBooks 2001    Getting Ahead with QuickBooks 2001         33836_ENG

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                                                                                                                     LEARNING
                                                                                                                      PATH OR
ORDER   SOLUTION AREA        CURRICULUM           LEARNING PATH                         COURSE TITLE                 COURSE #
-----  ----------------  -------------------  ------------------------   ------------------------------------------  ---------
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Roxio Easy CD Creator 5                                                39611_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Roxio Easy CD Creator 5    Getting Started with Roxio Easy CD Creator  39612_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Know the Net                                                           55127_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Know the Net               Getting to the Net                          55284_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Macromedia Freehand 10:
                                              Foundation                                                             69109_1
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Macromedia Freehand 10:
                                              Foundation                 Basic Concept of FreeHand 10                69361_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Macromedia Freehand 10:
                                              Foundation                 Documents in FreeHand 10                    69440_ENG
       DESKTOP COMPUTER
       SKILLS            HOME AND PERSONAL    Macromedia Freehand 10:
                                              Foundation                 Objects in FreeHand 10                      69678_ENG
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+  CompTIA IT Project+
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+  THIS COURSE, #68719, IS
                                              NOW FOUND IN THE
                                              BUSINESS SKILLS TAB IN
                                              PROJECT EFFECTIVENESS
                                              SOLUTION AREA                                                          68719_1
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+  CompTIA IT Project+        Scope Definition for Project Manager        68780_ENG
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+  CompTIA IT Project+        Project Planning                            68864_ENG
       DESKTOP COMPUTER
       SKILLS            COMPTIA IT PROJECT+  CompTIA IT Project+        Project Execution and Closure               68891_ENG
       SAP R/3
       SAP R/3           SAP R/3 RELEASE 4.6
       SAP R/3           SAP R/3 RELEASE 4.6  Moving to SAP R/3
                                              Release 4.6                                                            7197_1
       SAP R/3           SAP R/3 RELEASE 4.6  Moving to SAP R/3
                                              Release 4.6                Navigating SAP R/3 Release 4.6              7198_ENG
       SAP R/3           SAP R/3 RELEASE 4.6  Moving to SAP R/3
                                              Release 4.6                Using SAP R/3 Release 4.6                   7202_ENG
       SAP R/3           SAP R/3 RELEASE 4.6  Overview of SAP R/3
                                              Release 4.6                                                            15101_1
       SAP R/3           SAP R/3 RELEASE 4.6  Overview of SAP R/3
                                              Release 4.6                SAP R/3 Release 4.6 Fundamentals            15110_ENG

June 01 2003 Course Catalog v2 Planned courses and release dates are subject to change prior to release

                            SKILLSOFT COURSE CATALOG
                                      ANS



SOLUTION AREA                 SERIES                             COURSE TITLE                                              COURSE#
-------------              ------------                          ------------                                              -------
INFORMATION TECHNOLOGY - NORTH AMERICAN ENGLISH
SOFTWARE DEVELOPMENT

                    PROGRAMMING FUNDAMENTALS
                    Audio feature does not work on Skill Po      Programming Fundamentals: Getting Started                 PGF01AE
                    Audio feature does not work on Skill Po      Programming Fundamentals: Designing Programs              PGF02AE

                                                                 Microsoft Windows NT Programming for
                                                                 UNIX Developers: Architecture                             UNNT01E
                                                                 Development                                               UNNT02E
                                                                 Microsoft Windows NT Programming for
                                                                 UNIX Developers: The Porting Process                      UNNT03E
                    MICROSOFT VISUAL BASIC 4.0
                                                                 Fundamentals of Visual Basic 4.0: Basic
                                                                 Concepts                                                   VB4FBC

                                                                 Fundamentals of Visual Basic 4.0:
                                                                 Forms, Variables, and Procedures                          VB4FFVP

                                                                 Fundamentals of Visual Basic 4.0:
                                                                 Testing and Debugging                                     VB4FFVP

                                                                 Fundamentals of Visual Basic 4.0:
                                                                 Application Control                                        VB4FAC

                                                                 Fundamentals of Visual Basic 4.0:
                                                                 Developing Database Applications                          VB4FDDA
                    MICROSOFT VISUAL BASIC 5.0
                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Database Development                         VB5007E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Using Dynamic-                               VB5008E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Using Objects                                VB5017E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Active X Clients                             VB5010E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Active X Code Components I                   VB5011E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: ActiveX Code Components II                   VB5012E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Creating ActiveX Controls                    VB5013E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Web Pages and ActiveX                        VB5014E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: ActiveX Documents                            VB5015E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Creating Internet-
                                                                 Aware Applications                                        VB5016E

                                                                 Microsoft Visual Basic 5.0 Advanced
                                                                 Programming: Optimizing the Application                   VB5009E

                    MICROSOFT VISUAL INTERDEV

                                                                 Microsoft Visual InterDev:
                                                                 Introducing Microsoft Visual InterDev                     VI9701E

                                                                 Microsoft Visual InterDev: The Basics                     VI9708E

                                                                 Microsoft Visual InterDev: Objects and ActiveX            VI9702E

                                                                 Microsoft Visual InterDev: Client-side Scripting          VI9703E


                                                                 Microsoft Visual InterDev: Servers and Databases          VI9704E

                                                                 Microsoft Visual InterDev: Server-side Objects            VI9705E

                                                                 Microsoft Visual InterDev: Advanced Development           VI9706E

                                                                 Microsoft Visual InterDev: Web Security                   VI9707E

                    LOTUS DOMINO R5 APPLICATION DEVELOPMENT

                                                                 Lotus Domino R5 - Designer Fundamentals: Creating
                                                                 Databases and Pages                                       LD541SE

                                                                 Lotus Domino R5 - Designer Fundamentals:
                                                                 Storing Information in Forms                              LD542SE

                                                                 Lotus Domino R5 - Designer Fundamentals:
                                                                 Organizing Information in Views                           LD543SE

                                                                 Lotus Domino R5 - Designer Fundamentals:
                                                                 Creating Navigation Structures                            LD544SE

                                                                 Lotus Domino R5 - Designer Fundamentals:
                                                                 Coding Domino Applications                                LD545SE

                                                                 Lotus Domino R5 - Designer Fundamentals:
                                                                 Automating and Finalizing a Domino Application            LD546SE

                                                                 Lotus Domino R5 - Application Architecture:
                                                                 Programming in Domino                                     LD5021E

                                                                 Lotus Domino R5 - Application Architecture:
                                                                 Databases, Forms, and Views                               LD5022E

                                                                 Lotus Domino R5 - Application Architecture:
                                                                 Automation, Workflow, and External Data Access            LD5023E

                                                                 Lotus Domino R5 - Application Architecture:
                                                                 Security, Replication, Distribution, and Usage            LD5024E

                                                                 Lotus Notes Domino 5: An  Overview of Domino              LD5001E

                                                                 Lotus Notes Domino 5: Technical Update
                                                                 for Application Developers                                LD5004E
                                                                 Part 1

                                                                 Lotus Notes Domino 5: Technical Update
                                                                 for Application Developers                                LD5005E
                                                                 Part 2

                                                                 Lotus Domino R5 - Application Security and
                                                                 Workflow: Server, Workstation, and Database Security      LSW01SE

                                                                 Lotus Domino R5 - Application Security and Workflow:
                                                                 Securing and Troubleshooting Design Elements              LSW02SE

                                                                 Lotus Domino R5 - Application Security and
                                                                 Workflow: Creating Workflow Applications                  LSW03SE
                    POWERBUILDER 6.0

                                                                 PowerBuilder 6.0: The Basics                              PB6001E

                                                                 PowerBuilder 6.0: Working with Databases                  PB6002E

                                                                 PowerBuilder 6.0: DataWindow Fundamentals                 PB6003E

                                                                 PowerBuilder 6.0: Working with DataWindows                PB6004E

                                                                 PowerBuilder 6.0: User Interface Elements                 PB6005E

                                                                 PowerBuilder 6.0: Implementing a User Interface           PB6006E

                                                                 PowerBuilder 6.0: Object-Oriented Essentials              PB6007E

                                                                 PowerBuilder 6.0: Object Types                            PB6008E

                                                                 Intermediate PowerBuilder 6.0: DataWindow
                                                                 Architecture                                              PB6010E

                                                                 Intermediate PowerBuilder 6.0: Managing
                                                                 Input and Transactions                                    PB6011E

                                                                 Intermediate PowerBuilder 6.0: Building
                                                                 a DataWindow                                              PB6012E

                                                                 Intermediate PowerBuilder 6.0:
                                                                 Enhancing a DataWindow                                    PB6013E

                                                                 Intermediate PowerBuilder 6.0:
                                                                 Object-Oriented Constructs                                PB6014E

                                                                 Intermediate PowerBuilder 6.0: Working
                                                                 With Objects                                              PB6015E

                                                                 Intermediate PowerBuilder 6.0:
                                                                 Object-Oriented Implementation                            PB6016E

                                                                 Intermediate PowerBuilder 6.0: Applying
                                                                 Object-Oriented Techniques                                PB6017E

                                                                 Advanced PowerBuilder 6.0: PFC Architecture               PB6020E

                                                                 Advanced PowerBuilder 6.0: Implementing
                                                                 PFC Services                                              PB6021E



                                                                                                                       June 1, 2003
Page 48                                                                                                              ANS Courseware

                            SKILLSOFT COURSE CATALOG
                                      ANS


SOLUTION AREA               SERIES                                       COURSE TITLE                                      COURSE#
-------------            ------------                                    ------------                                      -------

                                                                 Advanced PowerBuilder 6.0: Distributed
                                                                 PowerBuilder                                              PB6022E

                                                                 Advanced PowerBuilder 6.0: Internet
                                                                 Application Development                                   PB6023E

                                                                 Advanced PowerBuilder 6.0: Using Web.PB                   PB6024E
OPERATING SYSTEMS AND SERVER TECHNOLOGIES
                  LINUX

                                                                 Linux: Getting Started                                    XLN01SE
                                                                 Linux: Fundamentals                                       XLN02SE
                                                                 Linux: Configuring the System                             XLN03SE
                                                                 Linux: Basic Networking                                   XLN04SE
                  MICROSOFT BACKOFFICE SMALL BUSINESS SERVER

                                                                 Microsoft BackOffice Small Business
                                                                 Server: Planning and Installation                         SB1001E

                                                                 Microsoft BackOffice Small Business
                                                                 Server: Up and Running                                    SB1002E

                                                                 Microsoft BackOffice Small Business
                                                                 Server: Internet Technologies                             SB1003E

                                                                 Microsoft BackOffice Small Business
                                                                 Server: Fax Services and Optimization                     SB1004E

                  MICROSOFT EXCHANGE SEVER 5.0

                                                                 Microsoft Exchange Server 5.0: Basic Concepts             MES5001

                                                                 Microsoft Exchange Server 5.0: Planning
                                                                 and Design Considerations                                 MES5002

                                                                 Microsoft Exchange Server 5.0:                            MES5003
                                                                 Installing and Getting Started

                                                                 Microsoft Exchange Server 5.0:
                                                                 Configuring Exchange Components I                         MES5004

                                                                 Microsoft Exchange Server 5.0:
                                                                 Configuring Exchange Components II                        MES5005

                                                                 Microsoft Exchange Server 5.0: Client
                                                                 Architecture and Installation                             MES5006

                                                                 Microsoft Exchange Server 5.0: Public
                                                                 Folders and Forms                                         MES5007

                                                                 Microsoft Exchange Server 5.0: Connectors                 MES5008

                                                                 Microsoft Exchange Server 5.0: Internet
                                                                 Integration                                               MES5009

                                                                 Microsoft Exchange Server 5.0:
                                                                 Migrating from Microsoft Mail                             MES5010

                                                                 Microsoft Exchange Server 5.0: Advanced
                                                                 Security and Monitoring                                   MES5011

                                                                 Microsoft Exchange Server 5.0: Troubleshooting            MES5012

                  MICROSOFT INTERNET INFORMATION SERVER 3.0


                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: Internet Concepts and Services                      IIS1

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: Planning, Installation,                             IIS2

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: FTP and Gopher Services                             IIS4

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: The WWW Service                                     IIS3

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: Name Resolution                                     IIS5

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: NT Server Security Features                         IIS6

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: IIS Security Features                            IIS3007

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: IIS Extensions                                   IIS3008

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: Components of IIS 3.0                            IIS3009

                                                                 Implementing and Supporting Microsoft
                                                                 IIS 3.0: Tuning, Optimizing, and                          IIS3010

                  MICROSOFT OPERATING SYSTEMS ESSENTIALS

                                                                 Microsoft Windows NT: Essentials                          NTAG01E

                                                                 Microsoft Windows NT: Upgrading                           NTAG02E

                                                                 Microsoft Windows NT: Architecture                        NTAG03E

                                                                 Microsoft Windows NT: Subsystems, Objects,
                                                                 and Security                                              NTAG04E

                                                                 Microsoft Windows NT: Managing Processes
                                                                 and Memory                                                NTAG05E

                                                                 Microsoft Windows NT: I/O and Networks                    NTAG06E

                                                                 Microsoft Windows 98 New Features - An Overview           MW9806E

                                                                 Enterprise Operating System Principles                    EOSY01E

                                                                 Enterprise Operating System Technologies                  EOSY02E

                                                                 UNIX, OS/2 and Windows NT                                WUNOS2NT


                                                                 Microsoft Windows NT Programming for
                                                                 UNIX Developers: Architecture                             UNNT01E

                                                                 Microsoft Windows NT Programming for
                                                                 UNIX Developers: Application                              UNNT02E

                                                                 Microsoft Windows NT Programming for
                                                                 UNIX Developers: The Porting Process                      UNNT03E

MICROSOFT WINDOWS 95-SERVICE AND SUPPORT

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Installation and Deployment                               SW9501E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Basic Configuration                                       SW9502E

                                                                 Microsoft Windows 95-Service and Support:                 SW9503E
                                                                 Managing Disks

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Running Applications and Printing                         SW9504E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Configuring Network Components                            SW9505E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Integration with NT and NetWare                           SW9506E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Managing User Profiles and System Policies                SW9507E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Internetworking                                           SW9508E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Troubleshooting and Optimization                          SW9509E

                                                                 Microsoft Windows 95-Service and Support:
                                                                 Running Applications and Printing                        SW95010E

                  MICROSOFT PROXY SERVER

                                                                 Supporting Microsoft Proxy Server 1.0:
                                                                 Overview and Architecture                                 MPS1001

                                                                 Supporting Microsoft Proxy Server 1.0:
                                                                 Planning and Installing                                   MPS1002

                                                                 Supporting Microsoft Proxy Server 1.0:
                                                                 Configuration                                             MPS1003

                                                                 Supporting Microsoft Proxy Server 1.0:
                                                                 Optimizing Performance                                    PS1004E

                  OPERATING MICROSOFT SYSTEMS MANAGEMENT
                  SERVER 1.0

                                                                 Microsoft Systems Management Server
                                                                 1.2: Overview                                             SM1201E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Planning                                             SM1202E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Setting Up a Primary Site                            SM1203E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Inventory Collection                                 SM1204E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Managing and Querying the Database                   SM1205E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Remote Control and Monitoring                        SM1206E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Software Distribution and Workstation Packages       SM1207E



                                                                                                                      June 1, 2003
Page 49                                                                                                             ANS Courseware

                            SKILLSOFT COURSE CATALOG
                                      ANS


SOLUTION AREA               SERIES                                       COURSE TITLE                                      COURSE#
-------------            ------------                                    ------------                                      -------
                                                                 Microsoft Systems Management Server 1.2:
                                                                 Installation Scripts and Shared Applications              SM1211E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Intersite Communication                              SM1208E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Simple Network Management Protocol                   SM1212E

                                                                 Microsoft Systems Management Server
                                                                 1.2: Monitoring and Optimization                          SM1209E
                  MICROSOFT WINDOWS ARCHITECTURE

                                                                 Microsoft Windows Architecture: Fundamentals              WOSA01E

                                                                 Microsoft Windows Architecture: Advanced Features         WOSA02E

                                                                 Microsoft Windows Architecture: Component
                                                                 Technologies                                              WOSA03E

                                                                 Microsoft Windows Architecture: Database
                                                                 Technologies                                              WOSA04E

                                                                 Microsoft Windows Architecture: Web Technologies          WOSA05E

                                                                 Microsoft Windows Architecture: The User Interface        WOSA06E

                                                                 Microsoft Windows Architecture: Tools and
                                                                 Methodologies                                             WOSA07E

                                                                 Microsoft Windows Architecture: Designing Solutions       WOSA08E

                                                                 Microsoft Windows Architecture: Implementing
                                                                 Solutions                                                 WOSA09E

                  UNIX ESSENTIALS

                                                                 Solaris 2.5.1 System Administration: System
                                                                 Operations                                                UXSA01E

                                                                 Solaris 2.5.1 System Administration:
                                                                 Backup and Restoration                                    UXSA02E

                                                                 Solaris 2.5.1 System Administration:
                                                                 User Setup and Security                                   UXSA03E

                                                                 Solaris 2.5.1 System Administration:
                                                                 Monitoring and Scheduling                                 UXSA04E

                                                                 Solaris 2.5.1 System Administration:
                                                                 System Configuration                                      UXSA05E

                                                                 Solaris 2.5.1 System Administration:
                                                                 Maintaining Filesystems                                   UXSA06E

                                                                 Solaris 2.5.1 System Administration:
                                                                 The Network Environment                                   UXSA07E

                                                                 Solaris 2.5.1 System Administration:
                                                                 Network Services                                          UXSA08E

                                                                 Essentials of Solaris 2.x                                  SOLESS

                                                                 Solaris 2.x File Management                                 SOLFM

                                                                 TCP/IP for UNIX Users                                       TCPUN

                                                                 Solaris 2.x Job Control                                     SOLJC

                                                                 Essentials of HP-UX                                         HPESS

                                                                 HP-UX File Management                                        HPFM

                                                                 HP-UX Job Control                                            HPJC

                                                                 Essentials of UnixWare                                    UNIXESS

                                                                 UnixWare Job Control                                       UNIXJC

                                                                 UnixWare File Management                                   UNIXFM

                  LOTUS DOMINO R5 SYSTEM ADMINISTRATION

                                                                 Lotus Domino R5 - Implementing a
                                                                 Domino Infrastructure: Setting up Servers                 LD5011E

                                                                 Lotus Domino R5 - Implementing a Domino
                                                                 Infrastructure: Connecting Servers                        LD5012E

                                                                 Lotus Domino R5 - Implementing a
                                                                 Domino Infrastructure: Setting up Clients                 LD5013E

                                                                 Lotus Domino R5 - Implementing a Domino
                                                                 Infrastructure: Messaging and Directory Services          LD5014E

                                                                 Lotus Domino R5 - Implementing a Domino
                                                                 Infrastructure: Configuring Administration Features       LD5015E

                                                                 Lotus Domino R5 - Implementing a Domino
                                                                 Infrastructure: Configuring Security Features             LD5016E

                                                                 Lotus Domino R5 - Deploying Domino Applications:
                                                                 Determining Deployment Strategy                           LD531SE

                                                                 Lotus Domino R5 - Deploying Domino Applications:
                                                                 Preparing Applications for Deployment                     LD532SE

                                                                 Lotus Domino R5 - Deploying Domino Applications:
                                                                 Rolling out Applications                                  LD533SE

                                                                 Lotus Domino R5 - Deploying Domino Applications:
                                                                 Troubleshooting Application Deployment                    LD534SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Managing a Domino Server                           LMD01SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Server Maintenance                                 LMD02SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Updating Servers                                   LMD09SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Domino Server Security                             LMD03SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Database Management and Replication                LMD04SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Managing Mail, Calendaring, and Scheduling         LMD05SE

                                                                 Lotus Domino R5 - Maintaining Domino Servers and
                                                                 Users: Managing Users                                     LMD06SE

INTERNET AND NETWORK TECHNOLOGIES

                  CISCO IOS 11.3: ACRC

                                                                 Cisco IOS 11.3: Scalable Internetworking                  CS1331E

                                                                 Cisco IOS 11.3: OSPF Configuration in
                                                                 a Single Area                                             CS1332E

                                                                 Cisco IOS 11.3: Large-Scale OSPF Networking               CS1329E

                                                                 Cisco IOS 11.3: Implementing Enhanced
                                                                 IGRP on Cisco Routers                                     CS1333E

                                                                 Cisco IOS 11.3: Implementing BGP and
                                                                 Routing Optimization                                      CS1334E

                                                                 Cisco IOS 11.3: Managing IP Traffic on
                                                                 Cisco Routers                                             CS1338E

                                                                 Cisco IOS 11.3: Implementing NLSP and IPXWAN              CS1336E

                                                                 Cisco IOS 11.3: Managing IPX and
                                                                 AppleTalk Traffic on Cisco Routers                        CS1337E

                                                                 Cisco IOS 11.3: WAN Connectivity and Cisco Routers        CS1343E

                                                                 Cisco IOS 11.3: Dial-on-Demand Configuration
                                                                 on Cisco Routers                                          CS1335E

                                                                 Cisco IOS 11.3: Customizing Dial-on-Demand
                                                                 Configuration on Ciscov Routers                          CS1347E

                                                                 Cisco IOS 11.3: Transparent and Source-Route
                                                                 Bridging on Cisco Routers                                 CS1350E

                                                                 Cisco IOS 11.3: Advanced Bridging
                                                                 Options on Cisco Routers                                  CS1348E

                  INTERNET ANCISCO IOS 11.3: COURSES BY
                  PROTOCOL

                                                                 Cisco IOS 11.3: Internetworking Overview I                CS1320E


                                                                 Cisco IOS 11.3: Internetworking Overview II               CS1321E

                                                                 Cisco IOS 11.3: Router Configuration Basics               CS1302E

                                                                 Cisco IOS 11.3: TCP/IP Addressing and
                                                                 Cisco Routers                                             CS1303E

                                                                 Cisco IOS 11.3: TCP/IP Routing
                                                                 Protocols and Cisco Routers                               CS1322E

                                                                 Cisco IOS 11.3: Implementing Distance
                                                                 Vector Routing Protocols                                  CS1304E

                                                                 Cisco IOS 11.3: Scalable Internetworking                  CS1331E

                                                                 Cisco IOS 11.3: OSPF Configuration in
                                                                 a Single Area                                             CS1332E

                                                                 Cisco IOS 11.3: Large-Scale OSPF Networking               CS1329E




                                                                                                               June 1, 2003
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
                            SKILLSOFT COURSE CATALOG
                                       ANS



SOLUTION AREA           SERIES                               COURSE TITLE                                                 COURSE#
-------------        ------------                            ------------                                                 -------
                                             Cisco IOS 11.3: Implementing Enhanced IGRP on Cisco Routers                  CS1333E

                                             Cisco IOS 11.3: Implementing BGP and Routing Optimization                    CS1334E

                                             Cisco IOS 11.3: Managing IP Traffic on Cisco Routers                         CS1338E

                                             Cisco IOS 11.3: IPX Overview and Addressing on Cisco Routers                 CS1305E

                                             Cisco IOS 11.3: AppleTalk Overview and Addressing on Cisco Routers           CS1306E

                                             Cisco IOS 11.3: Implementing Routing for AppleTalk on Cisco Routers          CS1307E

                                             Cisco IOS 11.3: Implementing NLSP and IPXWAN                                 CS1336E

                                             Cisco IOS 11.3: Managing IPX and AppleTalk Traffic on Cisco Routers          CS1337E

                                             Cisco IOS 11.3: Banyan VINES Configuration on Cisco Routers                  CS1308E

                                             Cisco IOS 11.3: DECnet Configuration on Cisco Routers                        CS1309E

                                             Cisco IOS 11.3: Managing Traffic and Access                                  CS1349E

                                             Cisco IOS 11.3: WAN Connections on Cisco Routers                             CS1310E

                                             Cisco IOS 11.3: WAN Connectivity and Cisco Routers                           CS1343E

                                             Cisco IOS 11.3: X.25 Configuration on Cisco Routers                          CS1311E

                                             Cisco IOS 11.3: Frame Relay Configuration on Cisco Routers                   CS1312E

                                             Cisco IOS 11.3: Dial-on-Demand Configuration on Cisco Routers                CS1335E

                                             Cisco IOS 11.3: Customizing Dial-on-Demand Configuration on Cisco
                                             Routers                                                                      CS1347E

                                             Cisco IOS 11.3: Advanced Bridging Options on Cisco Routers                   CS1348E

                                             Cisco LAN Switching Fundamentals                                             CS1323E

                                             Cisco IOS 11.3: Transparent and Source-Route Bridging on Cisco
                                             Routers                                                                      CS1350E

              CISCO IOS 11.3: ICRC

                                             Cisco IOS 11.3: Internetworking Overview I                                   CS1320E

                                             Cisco IOS 11.3: Internetworking Overview II                                  CS1321E

                                             Cisco IOS 11.3: Router Configuration Basics                                  CS1302E

                                             Cisco IOS 11.3: TCP/IP Addressing and Cisco Routers                          CS1303E

                                             Cisco IOS 11.3: TCP/IP Routing Protocols and Cisco Routers                   CS1322E

                                             Cisco IOS 11.3: Implementing Distance Vector Routing Protocols               CS1304E

                                             Cisco IOS 11.3: IPX Overview and Addressing on Cisco Routers                 CS1305E

                                             Cisco IOS 11.3: AppleTalk Overview and Addressing on Cisco Routers           CS1306E

                                             Cisco IOS 11.3: Implementing Routing for AppleTalk on Cisco Routers          CS1307E

                                             Cisco IOS 11.3: Banyan VINES Configuration on Cisco Routers                  CS1308E

                                             Cisco IOS 11.3: DECnet Configuration on Cisco Routers                        CS1309E

                                             Cisco IOS 11.3: Managing Traffic and Access                                  CS1349E

                                             Cisco IOS 11.3: WAN Connections on Cisco Routers                             CS1310E

                                             Cisco IOS 11.3: X.25 Configuration on Cisco Routers                          CS1311E

                                             Cisco IOS 11.3: Frame Relay Configuration on Cisco Routers                   CS1312E

                                             Cisco LAN Switching Fundamentals                                             CS1323E

              CISCO: INTERNETWORKING
              TECHNOLOGIES MULTIMEDIA (ITM)

                                             Cisco ITM: Internetworking Overview and LAN Protocols                        CTM01SE

                                             Cisco ITM: WAN Technologies                                                  CTM02SE

                                             Cisco ITM: Bridging and Switching                                            CTM03SE

                                             Cisco ITM: Routed Protocols                                                  CTM04SE

                                             Cisco ITM: Routing Protocols                                                 CTM05SE

                                             Cisco ITM: Network Management                                                CTM06SE

              CISCO: ROUTING AND SWITCHING
              IMPLEMENTATION
              CISCO: ICND

                                             Cisco ICND: Internetworking Overview I                                       CIN21SE

                                             Cisco ICND: Internetworking Overview II                                      CIN22SE

                                             Cisco ICND: Internetworking Concepts and Devices                             CIN01SE

                                             Cisco ICND: Cabling Devices and Switch Configuration                         CIN02SE

                                             Cisco ICND: Router Configuration Basics                                      CIN03SE

                                             Cisco ICND: Device and Configuration Management                              CIN04SE

                                             Cisco ICND: Catalyst Switching and VLANs                                     CIN05SE

                                             Cisco ICND: TCP/IP Internetworking                                           CIN06SE

                                             Cisco ICND: IP Routing                                                       CIN07SE

                                             Cisco ICND: IP Access Lists                                                  CIN08SE

                                             Cisco ICND: IPX                                                              CIN09SE

                                             Cisco ICND: Serial and Frame Relay Connections                               CIN10SE

                                             Cisco ICND: ISDN Connections                                                 CIN11SE

              CISCO: BCRAN
                                             Cisco BCRAN: Remote Access Network Solutions                                 CS1371E

                                             Cisco BCRAN: Configuring Asynchronous Connections to a Central Site
                                             with Modems                                                                  CS1372E

                                             Cisco BCRAN: Configuring Network Access with PPP                             CS1373E

                                             Cisco BCRAN: Configuring ISDN and DDR to Enhance Remote
                                             Connectivity                                                                 CS1374E

                                             Cisco BCRAN: Optimizing DDR Operation                                        CS1375E

                                             Cisco BCRAN: The 700 Series Router                                           CS1376E

                                             Cisco BCRAN: Using X.25 for Remote Access                                    CS1377E

                                             Cisco BCRAN: Frame Relay and Traffic Flow                                    CS1378E

                                             Cisco BCRAN: Queuing and Compression                                         CS1379E

                                             Cisco BCRAN: Address Translation and Access Control Solutions                CS1381E

              CISCO: BSCN                    Building Scalable Cisco Networks (BSCN)                                      39802_1

                                             An Introduction to Building Scalable Cisco Networks                        39828_ENG

                                             OSPF in Single and Multiple-Area Cisco Networks                            39832_ENG

                                             Implementing EIGRP Cisco Networks                                          39837_ENG

                                             Configuring and Implementing BGP in a Cisco Network                        39841_ENG

                                             Optimizing Routing Updates Operation in Cisco Networks                     39846_ENG

                                             Implementing Scalability Features in Cisco Networks                        39850_ENG

                                             BSCN Appendices                                                            60125_ENG

              CISCO: BSCN

                                             Cisco BSCN: Routing Principles                                               CBS01SE

                                             Cisco BSCN: Extending IP Addresses                                           CBS02SE

                                             Cisco BSCN: Configuring OSPF in a Single Area                                CBS03SE

                                             Cisco BSCN: Interconnecting Multiple OSPF Areas                              CBS04SE

                                             Cisco BSCN: Configuring EIGRP                                                CBS05SE

                                             Cisco BSCN: Configuring Basic Border Gateway Protocol                        CBS06SE

                                             Cisco BSCN: Implementing BGP in Scalable Networks                            CBS07SE

                                             Cisco BSCN: Optimizing Routing Update Operation                              CBS08SE

                                             Cisco BSCN: Policy-based Routing                                             CBS09SE

              CISCO: CIT

                                             Cisco CIT: Troubleshooting Methodology and Targets                           CIT01SE

                                             Cisco CIT: Applying Cisco Troubleshooting Tools                              CIT02SE


                                                                                                                       June 1, 2003
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



                            SKILLSOFT COURSE CATALOG
                                       ANS


SOLUTION AREA           SERIES                               COURSE TITLE                                                 COURSE#
-------------        ------------                            ------------                                                 -------
                                             Cisco CIT: Diagnosing and Correcting Campus Problems                         CIT03SE

                                             Cisco CIT: Diagnosing and Correcting Catalyst Problems                       CIT04SE

                                             Cisco CIT: Troubleshooting VLANs on Routers and Switches                     CIT05SE

                                             Cisco CIT: Diagnosing and Correcting WAN Problems                            CIT06SE

                                             Cisco CIT: Diagnosing and Correcting Novell and AppleTalk Problems           CIT07SE

              CISCO: BCMSN

                                             Cisco BCMSN: Campus Networks                                                 CBN01SE

                                             Cisco BCMSN: Building the Campus Network                                     CBN02SE

                                             Cisco BCMSN: VLANs                                                           CBN03SE

                                             Cisco BCMSN: Bridging and Inter-VLAN Routing                                 CBN04SE

                                             Cisco BCMSN: Multilayer Switching                                            CBN05SE

                                             Cisco BCMSN: Fault-Tolerant Routing                                          CBN06SE

                                             Cisco BCMSN: IP Multicast                                                    CBN07SE

                                             Cisco BCMSN: Configuring IP Multicast                                        CBN08SE

                                             Cisco BCMSN: Campus Network Access Control                                   CBN09SE

              ROUTING AND SWITCHING DESIGN -
              CCDA/CCDP
              CISCO: DCN

                                             Cisco DCN: Designing the Network Structure                                   CS1392E

                                             Cisco DCN: Provisioning Hardware and Media for LANs and WANs                 CS1395E

                                             Cisco DCN: Network Addressing, Naming, and IOS Features                      CS1393E

                                             Cisco DCN: Routing and Bridging Protocols                                    CS1396E

                                             Cisco DCN: Management, Design, and Testing                                   CS1394E

              INTEL

                                             Intel: Desktop PC Fundamentals                                               IN1001E

                                             Intel: Server Fundamentals                                                   IN1002E

                                             Intel: Desktop Boxed Products                                                IN1003E

                                             Intel: Server Boxed Products                                                 IN1004E

                                             Intel: Client/Server Management Fundamentals                                 IN1009E

                                             Intel: Client/Server Management Technologies                                 IN1010E

                                             Intel: Desktop/Server Design Approach                                        IN1011E

                                             Intel: Designing for Management and Support                                  IN1014E

                                             Intel: Network Product Overview                                              IN1015E

                                             Intel: Network Design Methodology                                            IN1016E

                                             Intel: Stackable Hubs                                                        IN1019E

                                             Intel: Bridging and Switching                                                IN1020E

                                             Intel: Client and Server NIC                                                 IN1021E

                                             Intel: Network Considerations and Blueprint Documents                        IN1022E

                                             Intel: Ethernet Fundamentals                                                 IN1035E

                                             Intel: Print Servers                                                         IN1037E

              INTERNET AND INTRANET
              INFRASTRUCTURE

                                             PC and Network Fundamentals                                                  IIIG02E

                                             Network-centric Computing                                                    IIIG03E

              INTERNET SECURITY

                                             Internet Security: An Overview                                               ISEC01E

                                             Internet Security: Cryptography                                              ISEC02E

                                             Internet Security: Public Key Infrastructure                                 ISEC03E

                                             Internet Security: Secure Communications                                     ISEC04E

                                             Internet Security: Firewall Principles                                       ISEC07E

                                             Cisco Security Solutions                                                     ISEC17E

                                             IBM: AS/400 Security                                                         ISEC24E

                                             Cisco Routers, Firewalls, and Perimeter Security                             ISEC26E

                                             Network Associates Antivirus Software Solutions                              ISEC21E

                                             IBM: SecureWay Solutions                                                     ISEC23E

                                             IBM: OS/390/Security                                                         ISEC25E

                                             IBM: SecureWay Technologies and Services                                     ISEC28E

              INTERNETWORKING SUPPORT

                                             The Internet and the World Wide Web                                          GIS01SE

                                             The TCP/IP Protocol Suite                                                    GIS02SE

                                             Working with TCP/IP                                                          GIS03SE

                                             Internet Protocols                                                           GIS04SE

                                             Network Fundamentals                                                         GIS05SE

                                             Web Development                                                              GIS07SE

                                             Web Programming Languages and Databases                                      GIS08SE

                                             Internet, Intranet, and Extranet Technologies                                GIS09SE

              LAN TECHNOLOGIES

                                             Enterprise Operating System Principles                                       EOSY01E

                                             Enterprise Operating System Technologies                                     EOSY02E

                                             LAN Media and Components                                                    WLANMCOM

                                             LAN Topologies and Techniques                                               WLANTTEC

                                             Network Operations and Protocols: IEEE and the 802.2 LLC                     NOAP01E

                                             Network Operations and Protocols: IEEE Ethernet, Fast Ethernet, and
                                             Gigabit Ethernet                                                             NOAP02E

                                             Network Operations and Protocols: IEEE 802.5 Token Ring                      NOAP03E

                                             Network Operations and Protocols: FDDI, ATM, and High-Speed LANs             NOAP04E

                                             Wireless LAN Technologies                                                    LANT01E

              AVAYA

                                             Internetworking Concepts and LAN Switching                                   GAC07SE

                                             LAN Technologies                                                             GAC08SE

                                             Routing Protocols and TCP/IP                                                 GAC06SE

                                             Internet Fundamentals and Wireless LAN Technologies                          GAC10SE

                                             Telephony Essentials                                                         GAC11SE

              MICROSOFT NETWORKING ESSENTIALS

                                             Networking Essentials: Network Types                                          NENTYP

                                             Networking Essentials: Network Linkage                                        NENLNK

                                             Networking Essentials: Network Adapter Cards                                  NENNAC

                                             Networking Essentials: Networking Models and Drivers                          NENNMD

                                             Networking Essentials: Data Transmission                                       NENDT

                                             Networking Essentials: Network Architectures                                   MNE06

                                             Networking Essentials: Network Operating Systems                              NENNOS

                                             Networking Essentials: Implementing Network Applications                      NENINA

                                             Networking Essentials: Administration Issues                                   NENAI

                                             Networking Essentials: Data Security                                           NENDS

                                             Networking Essentials: Data Integrity                                          NENDI

                                             Networking Essentials: WAN Components                                          MNE12

                                             Networking Essentials: WAN Transmission Principles                             MNE13

                                             Networking Essentials: Advanced WAN Technologies                               MNE14

                                             Networking Essentials: Network Troubleshooting                                 MNE15

              NETWORK MANAGEMENT AND
              SECURITY


                                                                                                                       June 1, 2003
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

                            SKILLSOFT COURSE CATALOG
                                       ANS


SOLUTION AREA           SERIES                               COURSE TITLE                                                 COURSE#
-------------        ------------                            ------------                                                 -------
                                             Management and Security                                                      WMANSEC

                                             Troubleshooting LANs                                                         LANTRBL

                                             Managing LANs                                                                LANMNGT

                                             TIBCO TIB/Rendezvous 4.0: Concepts and Technologies                          TIBC01E

              NETWORK SUPPORT

                                             Data Communications: Networks and Standards                                  WDATANS

                                             Enterprise Operating System Technologies                                     EOSY02E

                                             Networking Technologies: The OSI Model Part I                                NW5054E

                                             Networking Technologies: The OSI Model Part II                               NW5055E

                                             Network Operations and Protocols: IEEE 802.5 Token Ring                      NOAP03E

                                             Microsoft TCP/IP on Windows NT 4.0: Introduction to TCP/IP and IP
                                             Addressing                                                                   MSTCP01

                                             Microsoft TCP/IP on Windows NT 4.0: Subnetting, IP Routing, and
                                             Browsing                                                                     MSTCP02

                                             Microsoft TCP/IP on Windows NT 4.0: WINS                                     MSTCP05

                                             Microsoft TCP/IP on Windows NT 4.0: Host Name Resolution                     MSTCP06

                                             Networking Essentials: Data Transmission                                       NENDT

                                             Networking Essentials: Data Integrity                                          NENDI

                                             Networking Essentials: Data Security                                           NENDS

                                             Networking Technologies: Network Devices                                     NW5053E

                                             Internetworking: Devices                                                     WINTDEV

                                             IntranetWare - NetWare Service and Support: Network Boards                   801104E

                                             IntranetWare - NetWare Service and Support: Network Cabling                  801103E

                                             Microsoft Windows 95 - Service and Support: Mobile Support                   SW9508E

                                             Novell NetWare 5 Administration: Managing with Z.E.N.works 2                 NW5021E

                                             Networking Essentials: Network Troubleshooting                                 MNE15

                                             Technical Support: Interaction with Customers                                APLU05E

                                             Microsoft TCP/IP on Windows NT 4.0: Troubleshooting Microsoft
                                             TCP/IP                                                                       TCPNT11

                                             Technical Support: Safety and Preventative Maintenance                       APLU04E

              NOVELL BORDERMANAGER

                                             Novell BorderManager: Overview and Installation                              BM1001E

                                             Novell BorderManager: Configuring Packet Filtering                           BM1002E

                                             Novell NetWare 5 Advanced Administration: Securing and Maintaining
                                             NDS                                                                          NW5039E

                                             Novell BorderManager: Configuring the IP Gateway                             BM1003E

                                             Novell BorderManager: Proxy Cache Services                                   BM1006E

                                             Novell BorderManager: Building your own Virtual Private Network              BM1004E

              NOVELL INTERNET TECHNOLOGIES

                                             Understanding and Applying Internet Concepts: The Basics                     652UABA

                                             Understanding and Applying Internet Concepts: Connecting to the Net          652UACN

                                             Internet Business Strategies: Designing a Business Plan                      NCIP01E

                                             Internet Business Strategies: Implementing a Business Plan                   NCIP02E

                                             Web Server Management: Introduction to Internet Services                     656WS01

                                             Web Server Management: Web Connectivity                                      656WS02

                                             Web Server Management: Installing the NetWare Web Server                     656WS03

                                             Web Server Management: IPX/IP Gateway                                        656WS04

                                             Web Server Management: Managing the NetWare Web Server                       656WS05

              NOVELL INTRANETWARE

                                             IntranetWare - NetWare 4.11 Administration: Introducing NetWare 4.11          INWINT

                                             IntranetWare - NetWare 4.11 Administration: Accessing File and Print
                                             Services                                                                     520NW02

                                             IntranetWare - NetWare 4.11 Administration: Configuring User
                                             Accounts                                                                      INWCUA

                                             IntranetWare - NetWare 4.11 Administration: Configuring the NetWare
                                             File System                                                                   INWCFS

                                             IntranetWare - NetWare 4.11 Administration: Configuring File System
                                             Security                                                                      INWCSS

                                             IntranetWare - NetWare 4.11 Administration: Configuring Server and
                                             Print Services                                                               520NW06

                                             IntranetWare - NetWare 4.11 Administration: Automating the User
                                             Environment                                                                   INWAUE

                                             IntranetWare - NetWare 4.11 Administration: Managing NDS Security             INWMNS

                                             IntranetWare - NetWare 4.11 Administration: The Directory Tree and
                                             Resource Access                                                               INWDTA

                                             IntranetWare - NetWare 4.11 Administration: Performing Administrative
                                             Tasks                                                                         INWPAT

                                             IntranetWare - NetWare 4.11 Advanced Administration: Server
                                             Administration and NDS Design                                                525NW01

                                             IntranetWare - NetWare 4.11 Advanced Administration: NDS Security            525NW02

                                             IntranetWare - NetWare 4.11 Advanced Administration: Partitions and
                                             Replicas                                                                     525NW03

                                             IntranetWare - NetWare 4.11 Advanced Administration: Time
                                             Synchronization and Advanced NDS Design                                      525NW04

                                             IntranetWare - NetWare 4.11 Advanced Administration: Maintenance
                                             and Troubleshooting                                                          525NW05

                                             IntranetWare - NetWare 4.11 Advanced Administration: Optimizing the
                                             Network and Server                                                           525NW06

                                             IntranetWare - NetWare 4.11 Advanced Administration: Managing the
                                             NetWare 4.11 Environment                                                     525NW07

                                             IntranetWare - NetWare 4.11 Installation and Configuration: Upgrading        804NW01

                                             IntranetWare - NetWare 4.11 Installation and Configuration: Simple
                                             Installation                                                                 804NW02

                                             IntranetWare - NetWare 4.11 Installation and Configuration: Custom
                                             Installation                                                                 804NW03

                                             IntranetWare - NetWare 4.11 Installation and Configuration: Configuring      804NW04

                                             IntranetWare - NetWare 4.11 Installation and Configuration: Monitoring
                                             Performance                                                                  804NW05

              NOVELL INTRANETWARE

                                             IntranetWare - NetWare 4.11 Design and Implementation: Determining
                                             the Project Approach                                                         532201E

                                             IntranetWare - NetWare 4.11 Design and Implementation: Designing
                                             the Directory Tree                                                           532202E


                                                                                                                       June 1, 2003
Page 53                                                                                                             ANS Courseware

                            SKILLSOFT COURSE CATALOG
                                      ANS


SOLUTION AREA               SERIES                              COURSE TITLE                                              COURSE#
-------------            ------------                           ------------                                              -------

                                                                IntranetWare - NetWare 4.11 Design and Implementation:
                                                                Partitions and Replica Strategies                         532203E

                                                                IntranetWare - NetWare 4.11 Design and Implementation:
                                                                Time Synchronization and Migration Strategies             532204E

                                                                IntranetWare - NetWare 4.11 Design and Implementation:
                                                                Creating an Accessibility Plan and an Implementation
                                                                Schedule                                                  532205E

                                                                Additional Scenarios                                      532206E

                                                                Building Intranets with IntranetWare:                     540101E
                                                                Understanding TCP/IP

                                                                Building Intranets with IntranetWare:                     540102E
                                                                Creating Intranet Servers

                                                                Building Intranets with IntranetWare: Using the
                                                                IPX/IP Gateway                                            540103E

                                                                Building Intranets with IntranetWare: Using Novell FTP
                                                                Services                                                  540104E

                  NOVELL INTRANETWARE - INTEGRATING WINDOWS NT AND INTRANETWARE

                                                                Integrating Windows NT and IntranetWare: Windows NT
                                                                Fundamentals                                              555101E

                                                                Integrating Windows NT and IntranetWare: Windows NT
                                                                Networking                                                555102E

                                                                Integrating Windows NT and IntranetWare: Windows NT
                                                                Server Networking                                         555103E

                                                                Integrating Windows NT and IntranetWare: Managing
                                                                Security and Multiple Domains                             555104E

                                                                Integrating Windows NT and IntranetWare: Integrating
                                                                IntranetWare and Windows NT Workstations                  555105E

                                                                Integrating Windows NT and IntranetWare: Integrating
                                                                IntranetWare and Windows NT Domains                       555106E

                  NOVELL NETWARE 5

                                                                Novell NetWare 5 Administration: Introduction             NW5011E

                                                                Novell NetWare 5 Administration: Installing The Server
                                                                and The Client                                            NW5012E

                                                                Novell NetWare 5 Administration: Setting Up and Managing
                                                                User Accounts                                             NW5014E

                                                                Novell NetWare 5 Administration: Printing with Novell
                                                                Distributed Print Services                                NW5015E

                                                                Novell NetWare 5 Administration: File System Management   NW5016E

                                                                Novell NetWare 5 Administration: File System Security
                                                                Management                                                NW5017E

                                                                Novell NetWare 5 Administration: Creating Login Scripts   NW5018E

                                                                Novell NetWare 5 Administration: NDS Security Management  NW5019E

                                                                Novell NetWare 5 Administration: Managing with
                                                                Z.E.N.works 1                                             NW5020E

                                                                Novell NetWare 5 Administration: Managing with
                                                                Z.E.N.works 2                                             NW5021E

                                                                Novell NetWare 5 Advanced Administration: Upgrading to
                                                                NetWare 5                                                 NW5033E

                                                                Novell NetWare 5 Advanced Administration: The Server
                                                                Console                                                   NW5031E

                                                                Novell NetWare 5 Advanced Administration: Network
                                                                Printing and the File System                              NW5032E

                                                                Novell NetWare 5 Advanced Administration: Backing
                                                                up Servers and Workstations                               NW5034E

                                                                Novell NetWare 5 Advanced Administration: Optimizing
                                                                the Network and Server                                    NW5035E

                                                                Novell NetWare 5 Advanced Administration: Using
                                                                DNS/DHCP Services                                         NW5037E

                                                                Novell NetWare 5 Advanced Administration: Installing
                                                                a Web Server and an FTP Server                            NW5038E

                                                                Novell NetWare 5 Advanced Administration: Securing and
                                                                Maintaining NDS                                           NW5039E

                                                                Novell NetWare 5 Advanced Administration: Server Remote
                                                                Access and Mobile Clients                                 NW5041E

                                                                Novell NDS Design and Implementation: Designing an
                                                                NDS Tree                                                  NDS01SE

                                                                Novell NDS Design and Implementation: Partition and
                                                                Replica Strategies                                        NDS03SE

                                                                Novell NDS Design and Implementation: Time
                                                                Synchronization                                           NDS04SE

                                                                Novell NDS Design and Implementation: Planning the
                                                                User Environment                                          NDS05SE

                                                                Novell NDS Design and Implementation: NDS Operations      NDS06SE

                                                                Novell NetWare 5 - Integrating NetWare and Windows NT:
                                                                Fundamentals                                              NIW01SE

                                                                Novell NetWare 5 - Integrating NetWare and Windows NT:
                                                                Networking                                                NIW03SE

                                                                Novell NetWare 5 - Integrating NetWare and Windows NT:
                                                                Server Networking                                         NIW04SE

                                                                Novell NetWare 5 - Integrating NetWare and Windows NT:
                                                                Managing Security and Multiple Domains                    NIW02SE

                                                                Novell NetWare 5 - Integrating NetWare and Windows NT:
                                                                Integration                                               NIW05SE

                                                                Novell NetWare 4.11 to 5 Update: New Features in
                                                                NetWare 5                                                 NW5001E

                                                                Novell NetWare 4.11 to 5 Update: Upgrading and
                                                                Migrating to NetWare 5                                    NW5002E

                                                                Novell NetWare 4.11 to 5 Update: NetWare DNS/DHCP
                                                                Services                                                  NW5003E

                                                                Novell NetWare 4.11 to 5 Update: Netscape FastTrack
                                                                Server for NetWare                                        NW5004E

                                                                Novell NetWare 4.11 to 5 Update: Novell Distributed
                                                                Print Services                                            NW5005E

                                                                Novell NetWare 4.11 to 5 Update: Managing with
                                                                Z.E.N.works 1                                             NW5006E

                                                                Novell NetWare 4.11 to 5 Update: Managing with
                                                                Z.E.N.works 2                                             NW5007E

                  NORVELL NETWARE SERVICE AND SUPPORT

                                                                Novell NetWare 5 Service and Support: Using
                                                                Research Tools and Troubleshooting the Novell Client      NSSS01E

                                                                Novell NetWare 5 Service and Support: Cabling and
                                                                Network Boards                                            NSSS02E

                                                                Novell NetWare 5 Service and Support: Network Types       NSSS05E

                                                                Novell NetWare 5 Service and Support: Network Storage
                                                                Devices I                                                 NSSS03E

                                                                Novell NetWare 5 Service and Support: Network Storage
                                                                Devices II                                                NSSS04E

                                                                Novell NetWare 5 Service and Support: Troubleshooting
                                                                Network Printing                                          NSSS06E

                                                                Novell NetWare 5 Service and Support: Troubleshooting
                                                                the Server                                                NSSS07E

                                                                IntranetWare - NetWare Service and Support: Principles
                                                                of Service and Support                                    801101E

                                                                IntranetWare - NetWare Service and Support: Research
                                                                Tools                                                     801102E

                                                                IntranetWare - NetWare Service and Support: Network
                                                                Cabling                                                   801103E

                                                                IntranetWare - NetWare Service and Support: Network
                                                                Boards                                                    801104E

                                                                IntranetWare - NetWare Service and Support: Storage
                                                                Devices I                                                 801105E

                                                                IntranetWare - NetWare Service and Support: Storage
                                                                Devices II                                                801106E


                                                                                                               June 1, 2003
Page 54                                                                                                       ANS Courseware

                            SKILLSOFT COURSE CATALOG
                                      ANS

SOLUTION AREA  SERIES                           COURSE TITLE                                                               COURSE#
-------------  ------                           ------------                                                               -------
                                                IntranetWare - NetWare Service and Support:
                                                The IntranetWare Client                                                    801107E

                                                IntranetWare - NetWare Service and Troubleshooting the
                                                Workstation                                                                801108E

                                                IntranetWare - NetWare Service and The Server and the Network I            801109E

                                                IntranetWare - NetWare Service and The Server and the
                                                Network II                                                                 801110E

                                                IntranetWare - NetWare Service and Support: Network Printing I             801111E

                                                IntranetWare - NetWare Service and Support: Network Printing II            801112E

               Novell NetWare 4.1

                                                NetWare 4.1 to 4.11 Update: New Features in NetWare 4.11                    N4UNFN

                                                NetWare 4.1 to 4.11 Update: Moving to NetWare 4.11                          N4UMND

                                                NetWare 4.1 Design and Implementation: Determining the Project
                                                Approach                                                                    N4DIPA

                                                NetWare 4.1 Design and Implementation: NDS
                                                Directory Tree Structure                                                   N4DINDS

                                                NetWare 4.1 Design and Implementation: Design Strategies                    N4DIDS

                                                NetWare 4.1 Design and Implementation: Implementation Schedules             N4DIIS

               Novell Networking Technologies

                                                Networking Technologies: Concepts and Services                             NW5051E

                                                Networking Technologies: Transmission Media                                NW5052E

                                                Networking Technologies: Network Devices                                   NW5053E

                                                Networking Technologies: The OSI Model Part I                              NW5054E

                                                Networking Technologies: The OSI Model Part II                             NW5055E

                                                Networking Technologies: Connectivity                                      NW5056E

                                                Networking Technologies: LAN and WAN Protocols                             NW5057E

                                                Networking Technologies: Network Addressing                                NW5058E

                                                Networking Technologies: IPX and TCP/IP Routing                            NW5059E

               Routed Network Protocols

                                                Open Systems Standards I                                                   MISG11E

                                                Open Systems Standards II                                                  MISG12E

                                                AppleTalk Protocols                                                        RNPS04E

                                                TCP/IP Architecture and Routing                                           TCPAROUT

                                                TCP/IP Protocols                                                            TCPROT

                                                TCP/IP Applications                                                        TCPIPAP

                                                TCP/IP for UNIX Users                                                        TCPUN

                                                SNA Networking                                                              SNANET

                                                SNA TCP/IP Integration                                                      SNATCP

                                                OSI Model: Fundamentals                                                    OSI001E

                                                OSI Lower Layers                                                           OSI002E

                                                OSI Upper Layers                                                           OSI003E

                                                X.400 Protocols                                                            RNPS05E

                                                X.500 Protocols                                                            RNPS06E

                                                OSI Model: Lower Layers                                                    OSI002E

                                                FTAM                                                                       RNPS07E

                                                OSI Model: Upper Layers                                                    OSI003E

                                                Introducing TCP/IP                                                         GTP01SE

                                                Internet Protocol                                                          GTP02SE

                                                TCP, UDP, Gateway, and Routing Protocols                                   GTP03SE

               Routing, Bridging, and Switching

                                                Fundamentals of Internetworking                                           FUNINTER

                                                Internetworking: Essentials                                                INTERIN

                                                Protocol Layers and the OSI Model                                           PROOSI

                                                Introduction to Common Networking Protocols                                 INTCNP

                                                Data Communications: Networks and Standards                                WDATANS

                                                Internetworking: Bridging Protocols                                       WINTERBP

                                                Internetworking: Virtual LANs                                              RBSW02E

                                                Routing Fundamentals                                                       RBSW03E

                                                Routing Protocols: RIP, EGP, and BGP                                       RBSW05E

                                                Routing Protocols: Link-State Routing with OSPF                            RBSW06E

               Telecommunications

                                                Telecommunications Essentials                                              TCOM01E

                                                Telecommunications Techniques                                              TCOM10E

                                                Personal Communications Services                                           TCOM08E

                                                LAN Fundamentals                                                           TCOM13E

                                                ISDN Protocols                                                             TCOM07E

                                                Wireless E-services and WAP                                                GWP01SE
               WAN Technologies

                                                SONET and SDH                                                              WANT07E

                                                Analog Networks                                                           WANALOGN

                                                Modem and Interface Testing                                                WMODINT

                                                SMDS, MANs, and Fiber Networks                                               WSMDS

                                                The Point-to-Point Protocol (PPP)                                          WANT05E

                                                Introduction to X.25 Networking                                            WX25INT

                                                X.25 Protocols and Operation                                               WX25PRO

ENTERPRISE DATABASE SYSTEMS

               IBM DB2 Universal Database

                                                IBM DB2 Universal Database 5.0: Database                                   UD5001E

                                                Planning and Installation

                                                IBM DB2 Universal Database 5.0: Security and Instances                     UD5002E

                                                IBM DB2 Universal Database 5.0: Database
                                                Creation, Access and Manipulation                                          UD5003E

                                                IBM DB2 Universal Database 5.0: Database
                                                Objects and Concurrency                                                    UD5004E

                                                IBM DB2 Universal Database 5.0: Server Management                          UD5005E

                                                IBM DB2 Universal Database 5.0: Data Placement and Access                  UD5006E

                                                IBM DB2 Universal Database 5.0: Monitoring DB2 Activity                    UD5007E

                                                IBM DB2 Universal Database 5.0: Utilities and Recovery                     UD5008E

                                                IBM DB2 Universal Database 5.0: Diagnostics
                                                and Problem Determination                                                  UD5009E

                                                IBM DB2 Universal Database 5.0: Database
                                                Objects and Data Manipulation                                              UD5010E

                                                IBM DB2 Universal Database 5.0: Embedded SQL Programming                   UD5013E

                                                IBM DB2 Universal Database 5.0: Advanced SQL Programming                   UD5014E
               INFORMIX-OnLine Dynamic Server
                                                INFORMIX-OnLine Dynamic Server: Basic Concepts                              IODSBC

                                                INFORMIX-OnLine Dynamic Server System
                                                Administration: Managing the Instance                                       SYSMTI



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                                      ANS

SOLUTION AREA  SERIES                            COURSE TITLE                                                              COURSE#
-------------  ------                            ------------                                                              -------
                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Critical Operations                                       IODSACO

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Log File Management                                        SYSLFM

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Disk Management                                           IODSADM

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Monitoring and Auditing                                   IODSAMA

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Configuring
                                                 for Optimal Performance                                                   IX72S07

                                                 INFORMIX-OnLine Dynamic Server System                                       INFAW
                                                 Administration: Archiving

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: The High Performance Loader                                 INFHP

                                                 INFORMIX-OnLine Dynamic Server System
                                                 Administration: Distributed Systems                                       IODSADS

                                                 Managing and Optimizing INFORMIX-OnLine
                                                 Dynamic Server Databases: Working with Databases                            INFWD

                                                 Managing and Optimizing INFORMIX-OnLine
                                                 Dynamic Server Databases: Advanced Database Maintenance                     INFAM

                                                 Managing and Optimizing INFORMIX-OnLine
                                                 Dynamic Server Databases: Database Security and Integrity                   INFDS

                                                 Managing and Optimizing INFORMIX-OnLine
                                                 Dynamic Server Databases: Concurrency, Locking, and Indexing                INFCL

                                                 Managing and Optimizing INFORMIX-OnLine
                                                 Dynamic Server Databases: Cost-Based Optimization                           INFCB

                                                 INFORMIX-OnLine Dynamic Server: Fragmentation                             IX72D06
                                                 and PDQ

               ORACLE DEVELOPER/2000

                                                 Developer/2000 Forms: Fundamentals                                         ORFFUN

                                                 Developer/2000 Forms: Design and Development                              ORFDESD

                                                 Developer/2000 Forms: Interface Design                                    ORFINTD

                                                 Developer/2000 Forms: Object-Oriented                                      ORFOOT
                                                 Techniques

                                                 Developer/2000 Forms: Trigger Design                                      ORFTDES

                                                 Developer/2000 Forms: Application Control                                  ORFAPC

                                                 Developer/2000 Reports: Fundamentals                                      OREPFUN

                                                 Developer/2000 Reports: Design and Development                            OREPDAD

                                                 Developer/2000 Reports: Data Model Design                                 OREPDMD

                                                 Developer/2000 Reports: Format Control                                     OREPFC

                                                 Developer/2000 Reports: Matrix and Specialized                            OREPMSD
                                                 Design

                                                 Developer/2000 Reports: Application Control                                OREPAC

                                                 Developer/2000 Graphics: Fundamentals                                      ORGFUN

                                                 Developer/2000 Graphics: Design and Development                            ORGDAD

               ORACLE7 BACKUP AND RECOVERY

                                                 Oracle7 Backup and Recovery: Backup
                                                 Considerations                                                              OR7BC

                                                 Oracle7 Backup and Recovery: Methods and Theory                             OR7MT

                                                 Oracle7 Backup and Recovery: Advanced
                                                 Techniques                                                                  OR7AT

                                                 Oracle7 Backup and Recovery: Incomplete
                                                 Recovery                                                                    OR7IR

                                                 Oracle7 Backup and Recovery: Logical Backups                                OR7LB

                                                 Oracle7 Backup and Recovery: Troubleshooting
                                                 and the Standby Database                                                    OR7TS

               ORACLE7 DATABASE ADMINISTRATION

                                                 Oracle7 Administration: Fundamentals                                       OR7FUN

                                                 Oracle7 Administration: Creating an Oracle7 Database                      OR7ACOD

                                                 Oracle7 Administration: Managing Data and Transactions                     OR7MDT

                                                 Oracle7 Administration: Database Structure and Storage                     OR7DSS

                                                 Oracle7 Administration: Managing Segments                                  OR7MSM

                                                 Oracle7 Administration: Managing Constraints                                OR7MC

                                                 Oracle7 Administration: Managing Users and Privileges                      OR7MUP

                                                 Oracle7 Administration: Managing Roles and Profiles                        OR7MRP

                                                 Oracle7 Administration: Auditing the Database                               OR7AD

                                                 Oracle7 Administration: Advanced Architecture and NLS                       OR7AA

               ORACLE8 BACKUP AND RECOVERY

                                                 Oracle8 Backup and Recovery: Developing a Strategy                        OR8020E

                                                 Oracle8 Backup and Recovery: Oracle Recovery Manager                      OR8021E

                                                 Oracle8 Backup and Recovery: Physical Backups                             OR8022E

                                                 Oracle8 Backup and Recovery: Recovery with Archiving                      OR8024E

                                                 Oracle8 Backup and Recovery: Additional Recovery Methods                  OR8025E

                                                 Oracle8 Backup and Recovery: Troubleshooting Types of Failure             OR8023E

               ORACLE8 DATABASE ADMINISTRATION

                                                 Oracle8 Administration: Architecture and Administrative Tools             OR8010E

                                                 Oracle8 Administration: Fundamentals                                      OR8011E

                                                 Oracle8 Administration: Exploring the Database Structure                  OR8012E

                                                 Oracle8 Administration: Managing Storage                                  OR8013E

                                                 Oracle8 Administration: Rollback and Temporary Segments                   OR8014E


                                                 Oracle8 Administration: Creating Tables and Indexes                       OR8015E

                                                 Oracle8 Administration: Data Integrity and Loading Techniques             OR8016E

                                                 Oracle8 Administration: Clustering, Auditing, and NLS                     OR8017E

                                                 Oracle8 Administration: Users and Profiles                                OR8018E

                                                 Oracle8 Administration: Privileges and Roles                              OR8019E

               ORACLE8 NEW FEATURES

                                                 Oracle8 New Features: Update                                              OR8007E

                                                 Oracle8 New Features: Partitioning                                        OR8001E

                                                 Oracle8 New Features: Working with Partitions                             OR8002E

                                                 Oracle8 New Features: Object Technology and Other New Features            OR8003E

                                                 Oracle8 New Features: The Recovery Manager                                OR8004E

                                                 Oracle8 New Features: OLTP and Distributed Environments                   OR8005E

                                                 Oracle8 New Features: Networking and Migration                            OR8006E

WEB DESIGN

               MICROSOFT WEB DEVELOPMENT

                                                 Microsoft FrontPage 98                                                    FP9801E

                                                 Microsoft FrontPage 98: Preparing for an Internet Presence                FP9802E

                                                 Microsoft FrontPage 98: Setting up the Web Environment                    FP9803E

                                                 Microsoft FrontPage 98: Creating Basic User Services                      FP9804E

                                                 Microsoft FrontPage 98: Enhancing User Services                           FP9805E

                                                 Microsoft FrontPage 98: Publication and Operation                         FP9806E


               WEB APPLICATION DEVELOPER

                                                 Introduction to XML: Language Basics                                      GXL01SE

                                                 Introduction to XML: Style Sheets and Links                               GXL02SE

                                                 Internet and Intranet Skills: Designing Interactive Web Applications      IISKI05

                                                 Advanced Web Authoring: JavaScript                                        655AW03


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                                      ANS



SOLUTION AREA      SERIES                                COURSE TITLE                                                     COURSE#
-------------      ------                                ------------                                                     -------

                                                         Advanced Web Authoring: Java                                     655AW04

                   WEB END-USER/PUBLISHER
                                                         Internet and Intranet Skills: Basic Concepts                     IISK09E

                                                         Internet and Intranet Skills: Understanding and Using            IISKI01
                                                         E-mail

                                                         Internet and Intranet Skills: Searching the Internet             IISKI04

                                                         Internet and Intranet Skills: Understanding and Using Newsgroups IISKI03

                                                         Internet and Intranet Skills: Understanding and Using Telnet,
                                                         FTP, and Gopher                                                  IISKI02

                                                         Web Authoring and Publishing: HTML Documents                     654201E

                                                         Web Authoring and Publishing: Web Site Presentation              654202E

                                                         Web Authoring and Publishing: Building Fill-in Forms             654203E

                                                         Web Authoring and Publishing: Web Tools                          654204E

                                                         Understanding and Applying Internet Concepts: Connecting to the
                                                         Net                                                              652UACN


                   WEB MASTER

                                                         Internet and Intranet Skills: Setting up a Web Site              IISKI06

                                                         Internet and Intranet Skills: Web Site Administration            IISKI07

                                                         Internet and Intranet Skills: Web Site Security                  IISK08E

                   NETOBJECTS

                                                         NetObjects Authoring Server Suite 3.0: The Authoring             NO0101E
                                                         Server

                                                         NetObjects Authoring Server Suite 3.0: TeamFusion Client         NO0102E

                   NETSCAPE ENTERPRISE SERVER 3.0
                                                         Netscape Enterprise Server 3.0: Planning, Installation,
                                                         and Configuration                                                NS3001E

                                                         Netscape Enterprise Server 3.0: Web Server Content               NS3002E

                                                         Netscape Enterprise Server 3.0: Managing Applications            NS3003E

                                                         Netscape Enterprise Server 3.0: Searching and Cataloging         NS3004E

                                                         Netscape Enterprise Server 3.0: Security                         NS3005E

                                                         Netscape Enterprise Server 3.0: Monitoring and Tuning            NS3006E

                                                         Netscape Enterprise Server 3.0: Web Publisher                    NS3007E

                   NETSCAPE LIVEWIRE
                                                         Introducing LiveWire                                             LWINTRO

                                                         Managing Web Sites with LiveWire                                 LWSITE
DESKTOP COMPUTER SKILLS

                   LOTUS NOTES RELEASE 4 END-USER

                                                         Lotus Notes Release 4: The Basics                                LNR4BA

                                                         Lotus Notes Release 4: Notes and the Net                         LNR4NAN

                                                         Lotus Notes Release 4: Using Notes Mail                          LNR4UM

                                                         Lotus Notes Release 4: Beyond the Basics                         LNR4BTB

                                                         Lotus Notes Release 4: The Power User                            LNR4PU

                                                         Lotus Notes Release 4: The Mobile User                           LNR4MU

                   LOTUS NOTES RELEASE 4 SYSTEM ADMINISTRATION

                                                         System Administration I: Setting up a Notes System               SA1SNS

                                                         System Administration I: Notes Mail                              SA1NM

                                                         System Administration I: Shared Mail                             SA1SM

                                                         System Administration I: Naming and Security                     SA1NAS

                                                         System Administration I: Extending a Notes System                SA1ENS

                                                         System Administration I: Replication                             SA1REP

                                                         System Administration II: Notes and the Internet                 SA2NAI

                                                         System Administration II: Cross-certificates and Multiple
                                                         Domains                                                          SA2CC

                                                         System Administration II: Server Activity and                    SA2SA
                                                         Performance

                                                         Lotus Notes Domino 4.5: Introduction to Domino                   LD4511E

                                                         Lotus Notes Domino 4.5: Application Development                  LD4512E

                                                         Lotus Notes Domino 4.5: Setting up a Domino System               LD4513E

                                                         Lotus Notes Domino 4.5 Developing Interactive Web Applications:
                                                         Database Design                                                  LD4503E

                                                         Lotus Notes Domino 4.5 Developing Interactive Web Applications:
                                                         Web Site Development                                             LD4504E

                                                         Lotus Notes Domino 4.5: New System Administration Features
                                                         Part II                                                          LD4502E

                                                         Lotus Notes Domino 4.5: New System Administration Features Part  LD4505E
                                                         II

                                                         Lotus Notes Domino 4.5: Setting up a Web Server                  LD4506E

                                                         Lotus Notes Domino 4.5: Web Server Management                    LD4507E

                                                         Lotus Notes Domino 4.5: Web Server Security                      LD4508E

                                                         Lotus Notes Domino 4.5: Advanced Server Features                 LD4509E

                                                         Lotus Notes Domino 4.5: Domino Applications                      LD4510E

                   LOTUS NOTES DOMINO 4.5 END-USER

                                                         Lotus Notes Domino 4.5: The Basics                               LD4514E

                                                         Lotus Notes Domino 4.5: Using Notes Mail                         LD4516E

                                                         Lotus Notes Domino 4.5: The Mobile User                          LD4515E

                                                         Lotus Notes Domino 4.5: Calendaring and Scheduling               LNR45CS



                   LOTUS NOTES DOMINO 4.6                Lotus Notes Domino 4.6: Technical Update for System              LD4605E
                                                         Administrators

                                                         Lotus Notes Domino 4.6: Technical Update for Application         LD4604E
                                                         Developers
                   LOTUS NOTES R5 END-USER

                                                         Lotus Notes R5 End-User: Introducing the Notes Client            LD5051E

                                                         Lotus Notes R5 End-User: Moving to Notes Mail                    LD5053E

                                                         Lotus Notes R5 End-User: Using Notes Calendaring and Scheduling  LD5054E

                                                         Lotus Notes R5 End-User - Working in Domino Databases:
                                                         Fundamentals                                                     LD5052E


                                                         Lotus Notes R5 End-User - Working in Domino Databases: Advanced  LD5058E

                                                         Lotus Notes R5 End-User - Extending the Notes Client: Remote
                                                         Users                                                            LD5056E

                                                         Lotus Notes R5 End-User - Extending the Notes Client:
                                                         Optimizing Mail                                                  LD5055E


                                                         Lotus Notes R5 End-User - Extending the Notes Client:
                                                         Customizing and Securing                                         LD5057E

                   LOTUS NOTES R5 END-USER (AUDIO)

                   Audio feature does not work on        Lotus Notes R5 End-User: Introducing the Notes Client            LD551AE
                   SkillPo

                                                         Lotus Notes R5 End-User: Moving to Notes Mail                    LD553AE

                                                         Lotus Notes R5 End-User: Using Notes Calendaring and
                                                         Scheduling                                                       LD554AE

                                                         Lotus Notes R5 End-User - Working in Domino Databases:
                                                         Fundamentals                                                     LD552AE


                                                         Lotus Notes R5 End-User - Working in Domino Databases: Advanced  LD558AE






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                                       ANS





SOLUTION AREA           SERIES                                                  COURSE TITLE                                COURSE#
-------------           ------                                                  ------------                                -------
                                                        Lotus Notes R5 End-User - Extending the Notes Client: Remote
                                                        Users                                                                LD556AE

                                                        Lotus Notes R5 End-User - Extending the Notes Client:
                                                        Optimizing Mail                                                      LD555AE

                                                        Lotus Notes R5 End-User - Extending the Notes Client:
                                                        Customizing                                                          LD557AE

                LOTUS NOTES DOMINO 4.5 TO 5 UPDATE

                                                        Lotus Notes Domino 5: An Overview of Domino                          LD5001E

                                                        Lotus Notes Domino 5: Technical Update for System Administrators
                                                        Part 1                                                               LD5002E

                                                        Lotus Notes Domino 5: Technical Update for System Administrators
                                                        Part 2                                                               LD5003E

                                                        Lotus Notes Domino 5: Technical Update for System Administrators
                                                        Part 3                                                               LD5006E

                                                        Lotus Notes Domino 5: Technical Update for Application Developers
                                                        Part 1                                                               LD5004E

                                                        Lotus Notes Domino 5: Technical Update for Application Developers
                                                        Part 2                                                               LD5005E

                LOTUS NOTES DOMINO 4.6 END-USER

                                                        Lotus Notes Domino 4.6: The Basics                                   LD4601E

                                                        Lotus Notes Domino 4.6: Using Notes Mail                             LD4602E

                                                        Lotus Notes Domino 4.6: Calendaring and Scheduling                   LD4603E

                NOVELL GROUPWISE 5.5

                                                        Novell GroupWise 5.5: Fundamentals                                   NGW01SE

                                                        Novell GroupWise 5.5: Client Features                                NGW02SE

                LOTUS NOTES RELEASE 4 APPLICATION
                DEVELOPMENT

                                                        Application Development I: Creating a Notes Database                  AD1CND

                                                        Application Development I: Notes Form Design                          AD1NFD

                                                        Application Development I: Notes View and Folder Design               AD1VFD

                                                        Application Development I: Writing Notes Formulas                     AD1WNF

                                                        Application Development I: Notes Form and View Enhancement            AD1FVE

                                                        Application Development I: Finalizing a Notes Database                AD1FND

                                                        Application Development II: Notes Workflow Applications               AD2NWA

                                                        Application Development II: Notes Multiline Formulas and Data
                                                        Lookup                                                                AD2MFD

                                                        Application Development II: Implementing Notes Workflow               AD2INW

                                                        Application Development II: Controlling Access in Notes
                                                        Applications                                                          AD2CAN

                                                        Application Development II: Notes Internal and Reserved Fields        AD2IRF

                                                        Application Development II: Enhancing Data Entry and Display in
                                                        Notes                                                                 AD2EDE

                                                        Application Development II: Advanced Notes Views and Agents           AD2NVA

                                                        Application Development II: Securing Notes Applications               AD2SNA

                LOTUS NOTES RELEASE 4 APPLICATION
                DEVELOPMENT

                                                        Application Development II: Notes Internal and Reserved Fields        AD2IRF

                                                        Application Development III: Extending Notes Applications             AD3ENA

                                                        Application Development III: Accessing Non-Notes Databases            AD3AND

                                                        Application Development III: Searching Notes Databases                AD3SND

                                                        Application Development III: Working with Notes Newsletter Agents     AD3WNA

                                                        Application Development III: Working with Rich Text in Notes          AD3WRT

                                                        Application Development III: Notes Error Trapping and Logging         AD3ETL

                MICROSOFT END-USER OPERATING SYSTEMS
                AND TOOLS

                                                        Microsoft FrontPage 98                                               FP9801E

                                                        Microsoft Project 98: Getting Started                                MP9801E

                                                        Microsoft Outlook 98: Beginning Outlook                              OL9804E

                                                        Microsoft Outlook 98: Advanced Outlook                               OL9805E

                                                        Microsoft Windows 2000 Professional: Getting Started                 MW212SE

                                                        Microsoft Windows 2000 Professional: Up and Running                  MW213SE

                                                        Microsoft Windows 95: Getting Started                                W95EU01

                                                        Microsoft Windows 95: Up and Running                                 W95EU02

                                                        Microsoft Outlook 98 for Exchange 5.x: Getting Started               OL9801E

                                                        Microsoft Outlook 98 for Exchange 5.x: Up and Running                OL9802E

                                                        Windows NT 4.0: Getting Started                                      NT40021

                                                        Microsoft Outlook 98 for Exchange 5.x: Outlook for Power Users       OL9803E

                                                        Windows NT 4.0: Up and Running                                       NT40022

                                                        Outlook 97 for Microsoft Exchange 5.0: Getting Started               EX5016E

                                                        Outlook 97 for Microsoft Exchange 5.0: Up and Running                EX5017E

                                                        Outlook 97 for Microsoft Exchange 5.0: Outlook for Power Users       EX5018E

                                                        Microsoft Exchange 5.0: Getting Started                              EX5013E

                                                        Microsoft Exchange 5.0: Up and Running                               EX5014E

                                                        Microsoft Exchange 5.0: Exchange for Power Users                     EX5015E

                MICROSOFT EXCHANGE 4.0 END-USER

                                                        Microsoft Exchange 4.0: Getting Started                              MSEX401

                                                        Microsoft Exchange 4.0: Up and Running                               MSEX402

                MICROSOFT EXCHANGE 5.X END-USER

                                                        Microsoft Outlook 98 for Exchange 5.x: Getting Started               OL9801E

                                                        Microsoft Outlook 98 for Exchange 5.x: Up and Running                OL9802E

                                                        Microsoft Outlook 98 for Exchange 5.x: Outlook for Power Users       OL9803E

                MICROSOFT INTERNET EXPLORER
                3.0 END-USER

                                                        Microsoft Internet Explorer 3.0 - Basic Skills: Getting Started      IE3001E

                MICROSOFT INTERNET EXPLORER
                4.0 ADMINISTRATION KIT

                                                        Microsoft Internet Explorer 4.0: Administration Kit - Planning       IE4010E

                                                        Microsoft Internet Explorer 4.0: Administration Kit - Deployment     IE4011E

                                                        Microsoft Internet Explorer 4.0: Administration Kit - Automation     68471_1

                MICROSOFT INTERNET EXPLORER
                4.0 END-USER

                                                        Microsoft Internet Explorer 4.0: Internet Explorer Technologies      IE4001E

                                                        Microsoft Internet Explorer 4.0: Getting Started with Internet
                                                        Explorer 4.0                                                         IE4002E

                                                        Microsoft Internet Explorer 4.0: Up and Running with Internet
                                                        Explorer 4.0                                                         IE4003E

                                                        Microsoft Internet Explorer 4.0: WebCasting and Active Desktop       IE4004E


                                                        Microsoft Internet Explorer 4.0: NetMeeting Internet
                                                        Collaboration Tool                                                   IE4005E

                                                        Microsoft Internet Explorer 4.0: Microsoft Outlook Express           IE4006E

                                                        Microsoft Internet Explorer 4.0: Creating Web Pages and Using
                                                        Multimedia                                                           IE4007E

                INTERNET EXPLORER 5.0

                                                        Microsoft Internet Explorer 5.0: Getting Started                     IE5001E

                                                        Microsoft Internet Explorer 5.0: Up and Running                      IE5002E

                                                        Microsoft Internet Explorer 5.0: Technologies                        IE5003E

                MICROSOFT INTERNET EXPLORER
                5.0 ADMINISTRATION KIT


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


SOLUTION AREA           SERIES                                                  COURSE TITLE                                COURSE#
-------------           ------                                                  ------------                                -------
                                                        Microsoft Internet Explorer Administration Kit 5: Planning           MIE01SE

                                                        Microsoft Internet Explorer Administration Kit 5: The CMAK
                                                        Wizard                                                               MIE02SE

                                                        Microsoft Internet Explorer Administration Kit 5: The IEAK
                                                        Wizard                                                               MIE03SE

                MICROSOFT INTERNET EXPLORER
                5.0 END-USER (AUDIO)

                Audio feature does not work on SkillPo  Microsoft Internet Explorer 5.0: Getting
                                                        Started                                                              IE501AE

                                                        Microsoft Internet Explorer 5.0: Up and                              IE502AE
                                                        Running

                NETSCAPE COMMUNICATOR 4.0

                                                        Netscape Communicator 4.0: Getting Started with Navigator            NC4001E

                                                        Netscape Communicator 4.0: Up and Running with Navigator             NC4002E

                                                        Netscape Communicator 4.0: Messenger                                 NC4003E

                                                        Netscape Communicator 4.0: Composer                                  NC4004E

                                                        Netscape Communicator 4.0: Collabra and Conference                   NC4005E

                                                        Netscape Communicator 4.0: Calendar                                  NC4006E

                                                        Netscape Communicator 4.0: Configuration Utilities                   NC4007E

                COMPUTING FOR BEGINNERS

                                                        Using the Computer                                                   GEU01SE

                                                        Information and Communication                                        GEU02SE

                HOME AND PERSONAL - CONTAINS
                NO ASSESSMENTS

                                                        Microsoft Money: Getting Started Version 1.2                         DEL01HE

                                                        Microsoft Works: Getting Started Version 1.1                         DEL02HE

                                                        Microsoft Publisher: Getting Started Version 1.1                     DEL03HE

                                                        Quicken: Getting Started Version 1.1                                 DEL04HE

                                                        Effective Business Writing                                           DEL05HE

                                                        Retirement Planning                                                  DEL06HE

                                                        Investing Fundamentals: The Basics                                   DEL07HE

                                                        Solving PC Problems                                                  DEL10HE

                                                        Microsoft Money 2000: Getting Started Version 1.2                    HMM01SE

                                                        Microsoft Money 2000: Up and Running Version 1.1                     HMM02SE

                                                        Microsoft Project 2000: Getting Started                              HMP01SE

                                                        Microsoft Project 2000: Up and Running                               HMP02SE

                                                        Microsoft Project 2000: Managing Your Project                        HMP03SE

                                                        Microsoft Works 2000: Getting Started Version 1.4                    HMW01SE

                                                        Microsoft Works 2000: Creating a Newsletter Version 1.1              HMW02SE

                                                        Microsoft Works 2000: Document Formatting Version 1.1                HMW03SE

                                                        Microsoft Works 2000: Templates and Task Automation Version 2.1      HMW04SE

                                                        Microsoft Works 2000: Advanced Test Formatting Version 1.1           HMW05SE

                                                        Microsoft Works 2000: Formulas and Formatting Version 1.1            HMW06SE

                                                        Microsoft Works 2000: Using the Calendar Version 1.1                 HMW07SE

                                                        Microsoft Works 2000: Organizing Your Files                          HMW08SE

                                                        Microsoft Works 2000: Creating Charts Version 1.1                    HMW09SE

                                                        Quicken: Up and Running                                              HMQ01SE

                                                        PC Fundamentals: Components Version 1.1                              HPC01SE

                                                        PC Fundamentals: Software, Memory, and Storage Version 1.1           HPC02SE

                                                        PC Fundamentals: Safety and Security                                 HPC03SE

                                                        Quickbooks 2000: Getting Started Version 1.1                         HQB01SE

                                                        Quickbooks 2000: Up and Running                                      HQB02SE

                                                        Digital Video Editing: MGI VideoWave III                             HVE01SE

                                                        Microsoft Publisher: Advanced Layout                                 MPB01SE

                                                        Finance for Non-Financial Managers: Effective Budget Management      KRF27SE

                                                        Finance for Non-Financial Managers: Financial Statement              KRF28SE
                                                        Simulations

                                                        Finance for Non-Financial Managers: Financial Management             KRF29SE
                                                        Simulations

                HOME AND PERSONAL

                                                        A Beginners Guide to the Internet                                    DEL08HE

                                                        PC Preventative Maintenance Version 1.2                              DEL09SE

                                                        Microsoft Works 2000: Finding and Filtering Records Version 1.1      HMW10SE

                                                        Microsoft Works 2000: Sorting, Calculating, and Reporting            HMW11SE
                                                        Version 1.1

                                                        Microsoft Money 2001                                                 31394_1

                                                        Getting Started with Microsoft Money 2001                          31584_ENG

OTHER
TECHNOLOGIES

                      E-BUSINESS                        ARIBA BUYER REPORTING CUSTOMIZATIONS                                 58861_1

                                                        Overview of Ariba Buyer Reporting                                  58862_ENG

                                                        Customizing Ariba Buyer Reports                                    58864_ENG

                                                        Modifying the Ariba Buyer Report Display                           58866_ENG

                                                        Advanced Ariba Buyer Report Customizations                         58868_ENG

                                                        ARIBA BUYER V7 FOR END-USERS                                         31424_1

                                                        Introducing Ariba Buyer                                            31751_ENG

                                                        Creating Requisitions in Ariba Buyer v7                            31753_ENG

                                                        Approving Requisitions in Ariba Buyer v7                           31755_ENG

                                                        Using Catalogs in Ariba Buyer v7                                   37424_ENG

                                                        Internet Catalogs in Ariba Buyer v7                                37426_ENG

                                                        Noncatalog Items in Ariba Buyer v7                                 37428_ENG

                                                        Notifying Approvers and Denying Requisitions in Ariba Buyer v7     37430_ENG

                                                        Managing Approvers in Ariba Buyer v7                               37432_ENG

                                                        Editing Requisitions in Ariba Buyer v7 for End-users               37435_ENG

                                                        Editing Accounting and Shipping Details in Ariba Buyer v7 for      37438_ENG
                                                        End-users

                                                        Managing Folders in Ariba Buyer v7                                 37440_ENG

                                                        Receiving an Ordered Item in Ariba Buyer v7                        38610_ENG

                                                        Running Reports in Ariba Buyer v7                                  38612_ENG

                                                        ARIBA DYNAMIC TRADE ADMINISTRATION                                   31475_1

                                                        Users, Groups, and Roles in Ariba Dynamic Trade                    31952_ENG

                                                        Categories and Goods in Ariba Dynamic Trade                        31954_ENG

                                                        System Administration in Ariba Dynamic Trade                       31956_ENG

                                                        ARIBA ENTERPRISE SOURCING 3.0: THE SUPPLIER'S ROLE                   59251_1

                                                        How Suppliers Use Enterprise Sourcing in Ariba                     59254_ENG

                                                        ARIBA SOURCING FOR THE SUPPLIER                                       8186_1

                                                        The Supplier's Role in Ariba                                        8210_ENG

                                                        ARIBA SUPPLIER ENABLEMENT                                             8187_1

                                                        Introduction to Ariba                                               8212_ENG

                                                        Implementing Ariba PunchOut                                         8216_ENG

                                                        Managing Catalogs in Ariba                                         12804_ENG

                                                        Creating and Troubleshooting CIF Files in Ariba                    12805_ENG

                                                        Supplier Registration in Ariba                                     39618_ENG

                                                        Transaction Processing and Testing in Ariba                        39626_ENG

                                                        BROADVISION: INTRODUCTION TO BROADVISION                              8183_1

                                                        Introduction to BroadVision                                         8189_ENG

                                                        BROADVISION: SITE MANAGEMENT TOOLS                                    8185_1


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                                       ANS





SOLUTION AREA           SERIES                                                  COURSE TITLE                                COURSE#
-------------           ------                                                  ------------                                -------
                                                        Site Management Tools in BroadVision                                8202_ENG

                                                        BROADVISION: THE IMPLEMENTATION GUIDE                                 8184_1

                                                        The Implementation Guide to Broadvision                             8194_ENG

                                                        CRM FOR E-BUSINESS                                                   31401_1

                                                        Understanding CRM for E-business                                   31632_ENG

                                                        Engines for Successful CRM                                         31635_ENG

                                                        Implementing CRM for E-business                                    31639_ENG

                                                        The Role of E-marketing for CRM                                    31693_ENG

                                                        BUILDING AN E-BUSINESS                                                8394_1

                                                        Preparing to Build an E-business                                    8395_ENG

                                                        Understanding Your Online Customer                                  8398_ENG

                                                        Marketing for Online Growth                                         8401_ENG

                                                        Creating Online Customer Loyalty                                    8407_ENG

                                                        Creating E-business Value                                           8411_ENG

                                                        THE E-BUSINESS REVOLUTION                                             6002_1

                                                        Understanding the E-business Revolution                             6010_ENG

                                                        E-strategy                                                          6015_ENG

                                                        Implementing an E-strategy                                          6020_ENG

                                                        Integrated E-Business Applications                                  6024_ENG

                                                        EDITING AND ORGANIZING REQUISITIONS USING ARIBA BUYER V7             37402_1

                                                        Editing Requisitions in Ariba Buyer v7 for End-users               37435_ENG



                                                        Editing Accounting and Shipping Details in Ariba Buyer v7 for
                                                        End-users                                                          37438_ENG

                                                        Managing Folders in Ariba Buyer v7                                 37440_ENG



                                                        ENABLING APPROVERS AND DENYING REQUISITIONS IN ARIBA BUYER V7        37401_1

                                                        Notifying Approvers and Denying Requisitions in Ariba Buyer v7     37430_ENG

                                                        Managing Approvers in Ariba Buyer v7                               37432_ENG

                                                        GETTING STARTED WITH E-LEARNING                                      72089_1

                                                        Getting Started with E-learning Development                        72174_ENG

                                                        INTERNET CONCEPTS                                                     6001_1

                                                        Internet Fundamentals                                               6003_ENG

                                                        Advanced Internet Concepts                                          6029_ENG

                                                        WORKING WITH HTML                                                     6397_1

                                                        HTML Fundamentals                                                   6402_ENG

                                                        NETWORKING AND INTERNETWORKING                                        6396_1

                                                        Networking Essentials                                               6398_ENG

                                                        Internetworking Technologies                                        6406_ENG

                                                        RECEIVING ITEMS AND REPORTING IN ARIBA BUYER V7                      38603_1

                                                        Receiving an Ordered Item in Ariba Buyer v7                        38610_ENG

                                                        Running Reports in Ariba Buyer v7                                  38612_ENG

                                                        USING CATALOGS IN ARIBA BUYER V7                                     37400_1

                                                        Using Catalogs in Ariba Buyer v7                                   37424_ENG

                                                        Internet Catalogs in Ariba Buyer v7                                37426_ENG

                                                        Noncatalog Items in Ariba Buyer v7                                 37428_ENG

                e-COMMERCE

                                                        e-Commerce: An Introduction                                          IIIG01E

                                                        e-Commerce: Framework                                                ECOM02E

                                                        e-Commerce: Security Considerations                                  ECOM03E

                                                        e-Commerce: Consumer Payment Protocols                               ECOM04E

                                                        e-Commerce: Business to Business Infrastructures                     ECOM05E

                                                        e-Commerce: Banking and Finance                                      ECOM06E

                                                        e-Commerce: Best Practices                                           GEC01SE

                                                        e-Commerce: Changing to an E-economy                                 GEC02SE

                MANAGING INFORMATION SYSTEMS

                                                        The Software Development Process: Principles                         MISG04E

                                                        The Software Development Process: Management Practices               MISG05E

                                                        Open Systems Standards I                                             MISG11E

                                                        Open Systems Standards II                                            MISG12E

                                                        Client/Server Fundamentals                                           MISG08E

                                                        Client/Server Technology                                             MISG09E

                                                        Client/Server Implementation                                         MISG10E

                                                        Internet, Intranet, and Extranet Technologies                        MISG01E

                                                        Software Engineering: Personal Software Process I                    SWEG01E

                                                        Software Engineering: Personal Software Process II                   SWEG02E

                SAP R/3 3.0: BASIS

                                                        SAP R/3 3.0: Archive Management                                      SP3001E

                                                        SAP R/3 3.0: Archiving Applications                                  SP3002E

                SAP R/3 3.0: PROJECT TEAM FINANCIALS

                                                        SAP R/3 3.0: System Overview                                          C3ESYS

                                                        SAP R/3 3.0: Advanced System Operations                               C3E2IA

                SAP R/3 3.0: PROJECT TEAM LOGISTICS

                                                        SAP R/3 3.0: Basic System Operations                                  C3E1IA

                SAP R/3 3.0: PROJECT TEAM TECHNICAL

                                                        SAP R/3 3.0: System Overview                                          C3ESYS

                                                        SAP R/3 3.0: Basic System Operations                                  C3E1IA

                                                        SAP R/3 3.0: Advanced System Operations                               C3E2IA

                SAP R/3 3.X: BUSINESS PROCESSES

                                                        SAP R/3 3.x: Overview                                                R33021E

                                                        SAP R/3 3.x: Business Process Introduction - Customer Order
                                                        Management                                                           R33022E

                                                        SAP R/3 3.0 End-User: Basic Order Processing                         R33001E

                                                        SAP R/3 3.0 End-User: Advanced Order Processing                      R33002E

                                                        SAP R/3 3.0 End-User: Delivery Processing                            R33003E

                                                        SAP R/3 3.0 End-User: Billing                                        R33004E

                                                        SAP R/3 3.0 End-User: Customer Invoice and Payment Processing        R33005E

                                                        SAP R/3 3.x: Business Process Introduction - Procurement             R33023E

                                                        SAP R/3 3.0 End-User: Purchase Requisitioning                        R33006E

                                                        SAP R/3 3.0 End-User: Purchase Processing                            R33008E

                                                        SAP R/3 3.0 End-User: Vendor Invoice Processing I                    R33010E

                                                        SAP R/3 3.0 End-User: Vendor Invoice Processing II                   R33011E

                                                        SAP R/3 3.0 End-User: Inventory Management                           R33007E

                                                        SAP R/3 3.0 End-User: Goods Receipt                                  R33009E

                                                        SAP R/3 3.x: Business Process Introduction - Financial
                                                        Accounting                                                           R33024E

                                                        SAP R/3 3.0 End-User: General Ledger - Inquiry and Reporting         R33013E

                                                        SAP R/3 3.0 End-User: General Ledger - Processing                    R33014E

                                                        SAP R/3 3.0 End-User: Asset Management                               R33012E

                                                        SAP R/3 3.x: Business Process Introduction - Management
                                                        Accounting                                                           R33025E

                                                        SAP R/3 3.0 End-User: Profit and Cost                                R33015E
                                                        Reporting

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
SOLUTION AREA               SERIES                                       COURSE TITLE                                      COURSE#
-------------            ------------                                    ------------                                      -------
                                                      SAP R/3 3.x: Business Process Introduction - Human Resources        R33026E

                                                      SAP R/3 3.0 End-User: Employee Management                           R33016E

                                                      SAP R/3 3.0 End-User: Organizational Management                     R33017E

                                                      SAP R/3 3.x: Business Process Introduction - Manufacturing          R33027E

                                                      SAP R/3 3.0 End-User: Planning and Production Activities            R33019E

                                                      SAP R/3 3.x: Business Process Introduction - Project System         R33028E

                                                      SAP R/3 3.0 End-User: Project Setup and Maintenance                 R33018E

                                                      SAP R/3 3.x: Business Process Introduction - Plant Maintenance      R33029E

                                                      SAP R/3 3.0 End-User: Plant-Maintenance Processing                  R33020E

                                                      SAP R/3 3.x: Business Process Introduction - Service Management     R33030E

                  SAP R/3 4.X: BUSINESS PROCESSES
                                                      SAP R/3 4.x: Overview                                               R34021E

                                                      SAP R/3 4.x: Business Process Introduction - Customer Order
                                                      Management                                                          R34022E

                                                      SAP R/3 4.x: End-User - Basic Order Processing                      R34001E

                                                      SAP R/3 4.x: End-User - Advanced Order Processing                   R34002E

                                                      SAP R/3 4.x: End-User - Delivery Processing                         R34003E

                                                      SAP R/3 4.x: End-User - Billing                                     R34004E

                                                      SAP R/3 4.x: End-User - Customer Invoice and Payment Processing     R34005E

                                                      SAP R/3 4.x: Business Process Introduction - Procurement            R34023E

                                                      SAP R/3 4.x: End-User - Purchase Requisitioning                     R34006E

                                                      SAP R/3 4.x: End-User - Purchase Processing                         R34008E

                                                      SAP R/3 4.x: End-User - Vendor Invoice Processing                   R34010E

                                                      SAP R/3 4.x: End-User - Inventory Management                        R34007E

                                                      SAP R/3 4.x: End-User - Goods Receipt                               R34009E

                                                      SAP R/3 4.x: Business Process Introduction - Financial Accounting   R34024E

                                                      SAP R/3 4.x: End-User - General Ledger - Inquiry and Reporting      R34013E

                                                      SAP R/3 4.x: End-User - General Ledger - Processing                 R34014E

                                                      SAP R/3 4.x: Business Process Introduction - Management Accounting  R34025E

                                                      SAP R/3 4.x: End-User - Cost Accounting                             R34015E
                  SAP R/3 4.X: BUSINESS PROCESSES (CON'D)
                                                      SAP R/3 4.x: Business Process Introduction - Human Resources        R34026E

                                                      SAP R/3 4.x: End-User - Employee Management                         R34016E

                                                      SAP R/3 4.x: End-User - Organizational Management                   R34017E

                                                      SAP R/3 4.x: Business Process Introduction - Manufacturing          R34027E

                                                      SAP R/3 4.x: End-User - Planning and Production Activities          R34019E

                                                      SAP R/3 4.x: Business Process Introduction - Project System         R34028E

                                                      SAP R/3 4.x: Business Process Introduction - Plant Maintenance      R34029E
                  TECHNICAL SUPPORT
                                                      Technical Support: PC Configuration I                               APLU01E

                                                      Technical Support: PC Configuration II                              APLU02E

                                                      Technical Support: PC Diagnostics and Repair                        APLU03E

                                                      Technical Support: Safety and Preventative Maintenance              APLU04E

                                                      Technical Support: Interaction with Customers                       APLU05E

                                                      Technical Support: Networking Support                               APLU08E
                  MICROSOFT WORD 2002
                                                      Microsoft Word 2002: Word Fundamentals                              MOFF0201

                                                      Microsoft Word 2002 Core: Templates, Styles, Graphics Components,
                                                      and Lists                                                           MOFF0202

                                                      Microsoft Word 2002 Core: Collaboration, Layout and Formats         MOFF0203

                                                      Microsoft Word 2002 Expert: Document-Level Management and Editing   MOFF0204

                                                      Microsoft Word 2002 Expert: Customizing Word Elements and
                                                      Operating Macros                                                    MOFF0205

                                                      Microsoft Word 2002 expert: Versioning, Distributing, Merging,
                                                      and Securing Word Documents                                         MOFF0206

                                                      Microsoft Excel 2002: Beginning to Use Worksheets                   MOFF0211

                                                      Microsoft Excel 2002: Formulas, Formatting, Charts, and Graphics    MOFF0212

                                                      Microsoft Excel 2002: Worksheets, Workbooks, and Workgroups         MOFF0213

                                                      Microsoft Excel 2002 Expert: Customizing Data Management            MOFF0214

                                                      Microsoft Excel 2002 Expert: Auditing and Analyzing Data            MOFF0215

                                                      Microsoft Excel 2002 Expert:Mastering Data Collaboration            MOFF0216
                  MICROSOFT OUTLOOK 2002
                                                      Microsoft Outlook 2002 Core:Creating and Managing Messages and
                                                      Contacts                                                            MOFF0234

                                                      Microsoft Outlook 2002 Core:Using the Calendar, Tasks and Notes     MOFF0235
                  MICROSOFT POWERPOINT 2002
                                                      Microsoft PowerPoint 2002: Creating Presentations                   MOFF0221

                                                      Microsoft PowerPoint 2002 Comprehensive: Adding Media to
                                                      Presentations                                                       MOFF0222

                                                      Microsoft PowerPoint 2002: Animating and Collaborating in Slides    MOFF0223
                  MICROSOFT ACCESS 2002
                                                      Microsoft Access 2002 Core: Opening, Creating, and Using Databases  MOFF0241

                                                      Microsoft Access 2002 Core: Working with Forms, Reports, Filters,
                                                      and Sorts                                                           MOFF0242

                                                      Microsoft Access 2002 Core: Working with Records, Managing Data,
                                                      and Understanding Data Relationships                                MOFF0243
                  MICROSOFT POWERPOINT 2002

                                                      Microsoft Word 2000 Introduction: Getting Started                   MOFF0101

                                                      Microsoft Word 2000 Introduction: Layout, Editing Tools, Graphics   MOFF0102

                                                      Microsoft Word 2000 Intermediate: Styles, Templates, and Tables     MOFF0103

                                                      Microsoft Word 2000 Intermediate: Formatting Macros                 MOFF0104

                                                      Microsoft Word 2000 Advanced: Toolbars and Mail Merge               MOFF0105

                                                      Microsoft Word 2000 Advanced: Advanced Tables, Edits, Techniques    MOFF0106
                  MICROSOFT EXCEL 2000
                                                      Microsoft Excel 2000 Introduction: Getting Started                  MOFF0111

                                                      Microsoft Excel 2000 Introduction: Layout Options and Charts        MOFF0112

                                                      Microsoft Excel 2000 Intermediate: Functions, Formats, and
                                                      Workbooks                                                           MOFF0113

                                                      Microsoft Excel 2000 Intermediate: Charts, Lists, Importing and
                                                      Exporting Data                                                      MOFF0114

                                                      Microsoft Excel 2000 Advanced: Advanced Workbooks and
                                                      Customizing Excel                                                   MOFF0115

                                                      Microsoft Excel 2000 Advanced: Collaboration Tools, Templates,
                                                      Advanced Lists                                                      MOFF0116
                  MICROSOFT OUTLOOK 2000
                                                                                                               June 1, 2003
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
SOLUTION AREA               SERIES                                       COURSE TITLE                                      COURSE#
-------------            ------------                                    ------------                                      -------


                                                     Microsoft Outlook 2000 Introduction: Set up and E-mail               MOFF0131

                                                     Microsoft Outlook 2000 Introduction: Calendar, Tasks, and Notes      MOFF0132

                                                     Microsoft Outlook 2000 Intermediate: Customization                   MOFF0133

                                                     Microsoft Outlook 2000 Intermediate: Calendar, Contacts, and
                                                     Tasks                                                                MOFF0134
                  MICROSOFT POWERPOINT 2000
                                                     Microsoft PowerPoint 2000 Introduction: Getting Started              MOFF0121

                                                     Microsoft PowerPoint 2000 Introduction: Visuals and Customization    MOFF0122

                                                     Microsoft PowerPoint 2000 Intermediate: Word Documents and
                                                     Formatting                                                           MOFF0123

                                                     Microsoft PowerPoint 2000 Intermediate: Graphics and Objectives      MOFF0124

                                                     Microsoft PowerPoint 2000 Advanced: Graphics and Slide
                                                     Conversion                                                           MOFF0125

                                                     Microsoft PowerPoint 2000 Advanced: Customization and Tables         MOFF0126
                  MICROSOFT ACCESS 2000
                                                     Microsoft Access 2000 Introduction: Getting Started                  MOFF0141

                                                     Microsoft Access 2000 Introduction: Queries, Forms, Reports          MOFF0142

                                                     Microsoft Access 2000 Intermediate: Advanced Queries, Customized
                                                     Forms                                                                MOFF0143

                                                     Microsoft Access 2000 Intermediate: Customizing Reports, Adding
                                                     Links                                                                MOFF0144

                                                     Microsoft Access 2000 Advanced: Forms, Tables, and Macros            MOFF0145

                                                     Microsoft Access 2000 Advanced: Advanced Database Functions          MOFF0146

                  MICROSOFT WORD 97
                                                     Microsoft Word 97 Introduction: Getting Started                      MOFF0001

                                                     Microsoft Word 97 Introduction: Layout and Tools                     MOFF0002

                                                     Microsoft Word 97 Intermediate: Styles, Templates, and Tables        MOFF0003

                                                     Microsoft Word 97 Intermediate: Formatting, Mail Merge, and
                                                     Macros                                                               MOFF0004

                                                     Microsoft Word 97 Advanced: Outlines, Indexes, Table of Contents     MOFF0005

                                                     Microsoft Word 97 Advanced: Customization, Tracking Changes,
                                                     Charts                                                               MOFF0006

                  MICROSOFT EXCEL 97
                                                     Microsoft Excel 97 Introduction: Getting Started                     MOFF0011

                                                     Microsoft Excel 97 Introduction: Charts, Functions, Enhancing
                                                     Worksheets                                                           MOFF0012

                                                     Microsoft Excel 97 Intermediate: Functions, Windows, Advanced
                                                     Charts                                                               MOFF0013

                                                     Microsoft Excel 97 Intermediate: Databases, Macros, and Styles       MOFF0014

                                                     Microsoft Excel 97 Advanced: Auditing, Analyzing Data, and Advanced
                                                     Macros                                                               MOFF0015

                  MICROSOFT POWERPOINT 97
                                                     Microsoft PowerPoint 97 Introduction: Getting Started                MOFF0021

                                                     Microsoft PowerPoint 97 Introduction: Styles and Presentation        MOFF0022

                  MICROSOFT ACCESS 97
                                                     Microsoft Access 97 Introduction: Getting Started                    MOFF0031

                                                     Microsoft Access 97 Introduction: Using, Retrieving and Reporting
                                                     Data                                                                 MOFF0032


                                                     Microsoft Access 97 Intermediate: Manipulating Data, Advanced
                                                     Queries                                                              MOFF0033

                                                     Microsoft Access 97 Intermediate: Customizing Access                 MOFF0034

                                                     Microsoft Access 97 Advanced: Advanced Features                      MOFF0035

                  MICROSOFT WINDOWS XP

                                                     Microsoft Windows XP Fundamentals: Beginning to Use Windows XP
                                                                                                                          MWNE0201
                                                     Microsoft Windows XP Fundamentals: Using Internet, E-Mail, and
                                                     Media                                                                MWNE0202

                                                     Microsoft Windows XP Advanced: Customizing the Windows XP
                                                     Environment                                                          MWNE0203

                                                     Microsoft Windows XP Advanced: Managing System Performance           MWNE0204

                  MICROSOFT WINDOWS 2000

                                                     Microsoft Windows 2000 Introduction: Programs, Help, File
                                                     Management                                                           MWNE0101

                                                     Microsoft Windows 2000 Introduction: Internet and Customization      MWNE0102

                                                     Microsoft Windows 2000 Advanced: Customization and Properties        MWNE0103

                                                     Microsoft Windows 2000 Advanced: Resources and Performance           MWNE0104

                  MICROSOFT PROJECT 2000

                                                     Microsoft Project 2000 Skills I                                      MOFF0151

                                                     Microsoft Project 2000 For Intermediate Users                        MOFF0152

                  MICROSOFT PROJECT 98
                                                     Microsoft Project 98: Schedule, Resource, and Project
                                                     Management                                                           MOFF0051
                  MICROSOFT PHOTODRAW 2000
                                                     Microsoft PhotoDraw 2000 Introduction: Drawing, Painting, Photo
                                                     Fixing                                                               MOFF0161

                                                     Microsoft PhotoDraw 2000 Introduction: Effects, Text, Web
                                                     Graphics                                                             MOFF0162

                                                     Microsoft FrontPage 2000 Introduction: Getting Started               MOFF0171

                                                     Microsoft FrontPage 2000 Introduction: Graphics, Tables,
                                                     Publishing                                                           MOFF0172

                  PERSONAL COMPUTING

                                                     Personal Computing: Getting Started, Internet, and E-mail            MWNE0001

                                                     Personal Computing: File Management, Microsoft Word and Excel        MWNE0002

                  INTRODUCTION JAVA 2
                                                     Java 2 Introduction: Object Oriented Programming and Java
                                                     Elements                                                             WDEV0201

                                                     Java 2 Introduction: Making the Java Elements Work                   WDEV0202

                                                     Java 2 Introduction: Applying Java Elements                          WDEV0203

                  INTERMEDIATE JAVA 2

                                                     Java 2 Intermediate: Applets                                         WDEV0211

                                                     Java 2 Intermediate: Display Elements                                WDEV0212

                                                     Java 2 Intermediate: Simple Threads and Animation                    WDEV0213

                                                     Java 2 Intermediate: Inner Classes, Interfaces and Events            WDEV0214

                                                     Java 2 Intermediate:Objects and Layout                               WDEV0215

                                                     Java 2 Intermediate: The Abstract Window Toolkit                     WDEV0216

                                                     Java 2 Intermediate: Graphics Tools in Applications                  WDEV0217

                                                     Java 2 Intermediate: Swing                                           WDEV0218

                  ADVANCED JAVA 2

                                                     Java 2 Advanced: Data Handling, Input, and Output                    WDEV0221






                                                                                                                       June 1, 2003
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
SOLUTION AREA               SERIES                                       COURSE TITLE                                      COURSE#
-------------            ------------                                    ------------                                      -------

                                                         Java 2 Advanced: Readers and Writers, FileDailog, and
                                                         StringTokenizer                                                  WDEV0222

                                                         Java 2 Advanced: Networking and Sockets                          WDEV0223

                                                         Java 2 Advanced: Multithreading and Review                       WDEV0224


                                                         Javascript: Creating Calculations and Functions with             WDEV0231
                                                         Javascript

                                                         Javascript II: Handling Page and Form Events                     WDEV0232

                  INTRODUCTION XML 1.0

                                                         XML 1.0 Introduction: Documents, Elements, Style                 WDEV0301

                                                         XML 1.0 Introduction: Document Type Definitions                  WDEV0302

                                                         XML 1.0 Introduction: Styles and Cascading Style Sheets          WDEV0303


                  INTERMEDIATE XML 1.0

                                                         XML 1.0 Intermediate: Displaying XML in HTML and
                                                         Creating Namespaces                                              WDEV0311

                                                         XML 1.0 Intermediate: Schemas Part 1: Structures                 WDEV0312

                                                         XML 1.0 Intermediate: Schemas Part 2: DataTypes and XML
                                                         Proposals and Tools                                              WDEV0313

                  ADVANCED XML 1.0

                                                         XML 1.0 Advanced: Transfering Documents with XSLT                WDEV0321

                                                         XML 1.0 Advanced: Working with Multiple XSL Templates            WCEV0322

                                                         XML 1.0 Advanced: The XSL Area Model                             WDEV0323

                                                         XML 1.0 Advanced: XML Linking                                    WDEV0324

                  HTML

                                                         HTML Introduction: Getting Started                               WDEV0101

                                                         HTML Introduction: Images and Tables                             WDEV0102

                                                         HTML Introduction: Frames and Publishing                         WDEV0103


                  MICROSOFT C#
                                                         Microsoft C# Introduction: The Essential Components              MDEV0201

                                                         Microsoft C# Introduction: Working with Namespaces and Graphics  MDEV0202

                                                         Microsoft C# Intermediate: Using Interfaces, Events, and
                                                         Exceptions                                                       MDEV0203

                                                         Microsoft C# Intermediate: Reflecting Attributes and Managing
                                                         Versions                                                         MDEV0204

                                                         Microsoft C# Advanced: Working with I/O and Forms                MDEV0205

                                                         Microsoft C# Advanced: Creating and Managing .NET Components     MDEV0206

                                                         Microsoft C# Advanced: Using Windows Services and ADO.NET        MDEV0207

                  MICROSOFT ASP 3.0

                                                         Microsoft ASP 3.0 Introduction: Working with Objects, Pages,
                                                         and Forms                                                        MDEV0301

                                                         Microsoft ASP 3.0 Introduction: Processing with Loops and
                                                         Objects                                                          MDEV0302

                                                         Microsoft ASP 3.0 Introduction: Communicating with the User's
                                                         System                                                           MDEV0303

                  CRYSTAL REPORTS 7

                                                         Crystal Reports 7 Introduction: Getting Started                  SCR0101

                                                         Crystal Reports 7 Introduction: Formulas, Experts, and Special
                                                         Reports                                                          SCR0102


                                                         Crystal Reports 7 Advanced: Advanced Sections and Parameters     SCR0103


                                                         Crystal Reports 7 Advanced: Cross-Tabs, SQL, Distributing
                                                         Reports                                                          SCR0104

                  VISUAL BASIC 6.0                       Visual Basic 6.0 Fundamentals: Create a Program,                 MDEV0101
                                                         Controls

                                                         Visual Basic 6.0 Fundamentals: Variables, Subs,                  MDEV0102
                                                         Functions

                                                         Visual Basic 6.0 Fundamentals: Control Structures,               MDEV0103
                                                         Arrays

                                                         Visual Basic 6.0 Fundamentals: Record Handling,                  MDEV0104
                                                         Debugging
                  FLASH BASICS
                                                         Flash 5 Basics                                                   WDEV0411
                  INFORMATION TECHNOLOGY - LOCALISATIONS
                  EUROPEAN FRENCH
                  MICROSOFT INTERNET EXPLORER
                                                         Microsoft Internet Explorer 3.0 - Concepts de base:  Demarrage   IE3001F

                  MICROSOFT INTERNET INFORMATION SERVER (IIS)

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Concepts et     IIS301F
                                                         services d'Internet

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Planification,  IIS302F installation et configuration

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Le Service WWW  IIS303F

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Les services    IIS304F
                                                         FTP et Gopher

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Resolution de   IIS305F
                                                         noms

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Fonctionnalites IIS306F de securite de Windows NT Server

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Fonctionnalites IIS307F de securite d'IIS

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Extensions
                                                         d'IIS                                                            IIS308F

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Composants      IIS309F
                                                         d'IIS 3.0

                                                         Mise en oeuvre et support de Microsoft IIS 3.0:  Optimisation    IIS310F
                                                         et depannage
                  GERMAN

                  LOTUS NOTES RELEASE 4 END-USER
                                                         Lotus Notes Release 4: Grundlagen 1                              GLNR4BA

                                                         Lotus Notes Release 4: Notes und das Internet                    GLNR4NA

                                                         Lotus Notes Release 4: Verwendung von Notes Mail                 GLNR4UM

                                                         Lotus Notes Release 4: Grundlagen 2                              GLNR4BB

                                                         Lotus Notes Release 4: Der fortgeschrittene Anwender             GLNR4PU

                                                         Lotus Notes Release 4: Der mobile Anwender                       GLNR4MU

                  MICROSOFT END-USER OPERATING SYSTEMS AND TOOLS

                                                         Microsoft Windows 95: Grundlagen                                 W95EU1G

                                                         Microsoft Windows 95: Aufbaukurs                                 W95EU2G

                                                         Microsoft Exchange 4.0: Erste Schritte                           GMSEX41

                                                         Microsoft Exchange 4.0: Die tagliche Arbeit                      GMSEX42

                  MICROSOFT INTERNET EXPLORER

                                                         Microsoft Internet Explorer 3.0 - Grundlegende Kenntnisse:
                                                         Erste                                                            IE3001G

                  MICROSOFT INTERNET INFORMATION SERVER (IIS)

                                                         Implementation und Wartung von Microsoft IIS 3.0:                IIS301G
                                                         Internet-Konzepte und -Dienste

                                                         Implementation und Wartung von Microsoft IIS 3.0: Planung,       IIS302G
                                                         Installation und Konfiguration

                                                         Implementation und Wartung von Microsoft IIS 3.0: Der
                                                         WWW-Dienst                                                       IIS303G







                                                                                                                       June 1, 2003
Page 63                                                                                                               ANS Courseware


                            SKILLSOFT COURSE CATALOG
                                      ANS


SOLUTION AREA              SERIES                        COURSE TITLE                                                     COURSE#
-------------              ------                        ------------                                                     -------
                                                         Implementation und Wartung von Microsoft IIS 3.0: FTP- und
                                                         Gopher-Dienst                                                    IIS304G

                                                         Implementation und Wartung von Microsoft IIS 3.0:
                                                         Namensauswertung                                                 IIS305G

                                                         Implementation und Wartung von Microsoft IIS 3.0:
                                                         Sicherheitsfunktionen von NT Server                              IIS306G

                                                         Implementation und Wartung von Microsoft IIS 3.0:                IIS307G

                                                         Implementation und Wartung von Microsoft IIS 3.0:
                                                         IIS-Erweiterungen                                                IIS308G

                                                         Implementation und Wartung von Microsoft IIS3.0: IIS 3.0-
                                                         Komponenten                                                      IIS309G

                                                         Implementation und Wartung von Microsoft IIS 3.0: Anpassung,
                                                         Optimierung und Fehlerbehebung                                   IIS310G
           NETSCAPE
                                                         Netscape Communicator 4.0: Einfuhrung in Navigator               NC4001G

                                                         Netscape Communicator 4.0: Arbeiten mit Navigator                NC4002G

           GREEK HYBRID

           MICROSOFT END-USER OPERATING SYSTEMS AND TOOLS

                                                         Microsoft Windows 95: Getting Started                            W95EU1H
           PROJECT MANAGEMENT
                                                         Project Management: Fundamentals                                 PROJ01H
           ITALIAN

           LOTUS NOTES RELEASE 4 END-USER                Lotus Notes versione 4: Operazioni preliminari                   LNR4BAI

                                                         Lotus Notes versione 4: Uso della Posta di Notes                 LNR4UMI

                                                         Lotus Notes versione 4: Oltre le operazioni preliminari          LNR4BBI

                                                         Lotus Notes versione 4: Corso per utenti esperti                 LNR4PUI


           MICROSOFT END-USER OPERATING SYSTEMS AND TOOLS

                                                         Microsoft Windows 95: Corso preliminare                          W95EU1I

                                                         Microsoft Windows 95: Corso avanzato                             W95EU2I

           SAP R/3 3.X: BUSINESS PROCESSES

                                                         SAP R/3 3.x: Panoramica                                          R33021I

                                                         SAP R/3 3.x: Introduzione ai processi aziendali - Human
                                                         Resources                                                        R33026I

           PORTUGUESE

           LOTUS NOTES RELEASE 4 END-USER

                                                         Lotus Notes Versao 4: Intermediario                              LNR4BBB

           SPANISH

           LOTUS NOTES RELEASE 4 END-USER
                                                         Lotus Notes Version 4: Para Iniciados                            LNR4BBL










                                                                                                                       June 1, 2003
Page 64                                                                                                               ANS Courseware

          ACCESS AND USE RESTRICTIONS UNDER AGREEMENT PARAGRAPH 7(a):

     1. This is Exhibit B to that certain Settlement Agreement and General Release dated July 21, 2003 by and between THOMSON, on the hand, and SKILLSOFT, on the other hand (the "AGREEMENT"). As use herein, capitalized terms shall have the meanings as defined in the AGREEMENT. This Exhibit B sets forth below the ACCESS AND USE RESTRICTIONS referred to in Paragraph 7(a) of the AGREEMENT.

     2. NETg agrees that any course, material or other information in any way made available to or accessed by it pursuant to Paragraph 7(a) of the AGREEMENT shall be used by it exclusively as follows and not otherwise: NETg may play any such course in the manner that a learner can play the course, and may read any such material or other information, for the sole purposes of determining whether the functionality of any RESTRICTED COURSE has been modified or implemented in a way that makes available to the learner the PROHIBITED FEATURE within the meaning of Paragraph 6 of the Agreement, and of preparing, if appropriate, an OBJECTION NOTICE, and for no other purpose. In particular, and without limitation, NETg shall not, in whole or in part:

     a. copy, reproduce, duplicate, reverse engineer, de-compile, modify, disassemble, or view or analyze any source code or object code of;

     b. copy, reproduce, duplicate, reverse engineer, de-compile, modify, disassemble, or create any derivative work based in whole or in part on;

     c. use for any marketing or sales-related purpose; or

     d. disclose to any PERSON other than as set forth in to Paragraph 3 below of this Exhibit B;

any course, software, web site, web site content, web site architecture, material or other information, or any part of any of the foregoing, in any way made available to or accessed by NETg pursuant to Paragraph 7(a) of the AGREEMENT.

     3. NETg agrees to designate, within seven (7) days of the CLOSING DATE, a specific, individual recipient (the "RECIPIENT"), to receive and use, solely as set forth in Paragraph 2 above of this Exhibit B, any courses, material or other information to be made available to or accessed by NETg pursuant to paragraph 7(a) of the AGREEMENT. The RECIPIENT shall execute this Exhibit B, and by so doing agrees to be bound by the restrictions on NETg set forth in this EXHIBIT B. NETg shall designate such RECIPIENT by providing to SKILLSOFT a completed and executed copy of this Exhibit B in conformance with the provision concerning Notices set forth in Paragraph 22 of the AGREEMENT. The RECIPIENT only and no other PERSON shall play, read, view or analyze any course, material or information made available to or accessed by NETg pursuant to Paragraph 7(a) of the AGREEMENT, and shall report his or her findings and conclusions solely to the persons designed by NETg and THOMSON under Section 22 of the AGREEMENT, who shall not disclose them to any other PERSON.

Reviewed and Agreed to:  July 31, 2003
Name of RECIPIENT:       David L. Dufresne
Address:                 NETg, 1751 W. Diehl Rd, Naperville IL 60563

Title:                   Director, IT Product Marketing

SIGNATURE OF RECIPIENT:  /s/ DAVID L. DUFRESNE
                         -------------------------------------------

                                                                       EXHIBIT C

                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                         COUNTY DEPARTMENT, LAW DIVISION



NATIONAL EDUCATION TRAINING GROUP,              )
INC., a Nevada corporation,                     )
                                                )            No. 99 L 10324
                           Plaintiff,           )
                                                )
vs.                                             )            Judge Bartkowicz
                                                )
SKILLSOFT CORPORATION, a Delaware               )
corporation, et al.,                            )
                                                )
                           Defendants.          )
----------------------------------------------


                       STIPULATION AND ORDER OF DISMISSAL
                        WITH PREJUDICE AND WITHOUT COSTS

     This matter coming before the Court upon the stipulation of all of the parties to this cause, Case No. 99 L 10324, such stipulation hereby entered by their undersigned counsel pursuant to settlement, stipulating that this cause should forthwith be dismissed in its entirety with prejudice, with each party to bear its own costs,

     IT IS HEREBY ORDERED THAT:

     This cause, Case No. 99 L 10324, is hereby dismissed in its entirety with prejudice, with each party to bear its own costs.




                                           Entered:_____________________________
                                                   Judge of the Circuit Court
                                                   of Cook County, Illinois

                                                                       EXHIBIT C


For the SkillSoft Defendants:                 For the Warburg Defendants:

By:  _______________________                  By: ________________________

Date:  ____________________                   Date: _______________________

Richard J. Gray                               Roger Netzer
Kenneth A. Kroot                              WILLKIE FARR & GALLAGHER
JENNER & BLOCK, LLC (#05003)                  787 Seventh Avenue
One IBM Plaza                                 New York, NY 10019-6099
Chicago, IL  60611                            212.728.8249
312.222.9350

For plaintiff National Education Training Group, Inc. (NETg)

By:  _______________________

Date:  ____________________

Richard E. Lieberman
Keith A. Dorman
MCGUIRE WOODS ROSS & HARDIES(#25417)
150 North Michigan Avenue
Suite 2500
Chicago, Illinois  60601
(312) 558-1000

                                                                       EXHIBIT D


                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                         COUNTY DEPARTMENT, LAW DIVISION



NATIONAL EDUCATION TRAINING GROUP,                               )
INC., a Nevada corporation,                                      )
                                                                 )         No.
                           Plaintiff,                            )
                                                                 )
vs.                                                              )
                                                                 )
SKILLSOFT CORPORATION, a Delaware                                )
corporation, et al.,                                             )
                                                                 )
                           Defendants.                           )

----------------------------------------------------------------



                             CONFESSION OF JUDGMENT


     Defendants SkillSoft Corporation and SkillSoft PLC, by and through their undersigned attorneys, hereby waive service of process and do confess that SkillSoft Corporation and SkillSoft PLC jointly and severally owe Thomson Learning Inc., d/b/a National Education Training Group or NET(g), the sum of twenty-two million dollars ($22,000,000.00).

     SkillSoft Corporation and SkillSoft PLC agree that judgment may be entered after July 21, 2004 against them jointly and severally for the sum confessed herein, plus interest at the legal rate from July 21, 2004.

Entered in Chicago, Cook County, Illinois on behalf of the SkillSoft Corporation and SkillSoft PLC:

By: _______________________

Date: ____________________

Richard J. Gray
Kenneth A. Kroot
Jenner & Block, LLC (#05003)
One IBM Plaza
Chicago, IL  60611
312.222.9350

AGREED TO:

SkillSoft Corporation

By: _______________________

Date: ____________________


SkillSoft PLC:

By: _______________________

Date: ____________________